                                         As filed pursuant to Rule 424(b)(3)
                                         under the Securities Act of 1933
                                         Registration No. 33-87864

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                            VARIABLE SEPARATE ACCOUNT
                SUPPLEMENT TO THE POLARIS PLATINUM II PROSPECTUS
         (FEATURING THE PRINCIPAL REWARDS PROGRAM) (R-3035-PRO (R 4/03))
                                DATED MAY 1, 2003
--------------------------------------------------------------------------------

THIS REPLACES THE SUPPLEMENT DATED MAY 1, 2003.

THE DATE OF THE PROSPECTUS IS CHANGED TO AUGUST 21, 2003.

All references in the Prospectus to the date of the Statement of Additional Information are hereby changed to August 21, 2003.

THE PORTION OF THE PROSPECTUS RELATING TO THE PRINCIPAL REWARDS FEATURE IS SUPPLEMENTED WITH THE FOLLOWING:

CURRENT ENHANCEMENT LEVELS

The Enhancement Levels, Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date applicable to all Purchase Payments, are as follows:

                             UPFRONT PAYMENT      DEFERRED PAYMENT           DEFERRED PAYMENT
      ENHANCEMENT LEVEL     ENHANCEMENT RATE      ENHANCEMENT RATE           ENHANCEMENT DATE
                                                                                    N/A
Under $ 40,000                     2%                    0%

$40,000 - $99,999                  4%                    0%                         N/A

$100,000 - $499,999                4%                    1%             Nine years from the date we
                                                                       receive each Purchase Payment.

$500,000 - more                    5%                    1%             Nine years from the date we
                                                                       receive each Purchase Payment.

The applicable Payment Enhancement rate is that which is in effect, when we receive each purchase payment under your contract. Future Upfront Enhancement Rates may change at any time, but will never be less than 2%. Deferred Payment Enhancement Rates may increase, decrease or stay the same; there is no minimum Deferred Payment Enhancement Rate. The Date on which you may receive any applicable Deferred Payment Enhancement on future Purchase Payments may change; it may be less than nine years or greater than nine years.

THE FOLLOWING IS ADDED AS THE SECOND TO LAST PARAGRAPH IN THE FIXED ACCOUNT OPTIONS OF THE PROSPECTUS:

If available, you may systematically transfer interest earned in available fixed account guarantee periods ("FAGPs") into any of the Variable Portfolios on certain periodic schedules offered by Us. You may change or terminate these systematic transfers by contacting Our Annuity Service Center. Check with your financial representative about the current availability of this service.

THE FOLLOWING REPLACES THE PARAGRAPH TITLED "ANNUAL RE-EVALUATION" UNDER THE ASSET ALLOCATION PROGRAM ON PAGE 16 OF THE PROSPECTUS:

                              ANNUAL RE-EVALUATION

Each year, on or about March 31, the allocations in every model are re-evaluated and updated to assure that the investment objectives remain consistent. The percentage allocations within each model may change and investment options may be added to or deleted from a model as a result of the annual re-evaluation. We will automatically rebalance your investment according to the reevaluation allocations each year at or around March 31. If you choose not to participate in the re-evaluation part of this program, you must contact the Annuity Service Center. Some broker-dealers require that you consent to the re-evaluation each year and will not allow Us to automatically rebalance your contract in accordance with the re-evaluated models. Please check wit your financial representative to determine the protocol for his/her firm.

Date: August 21, 2003


                Please keep this Supplement with your Prospectus.

                            [POLARIS PLATINUM LOGO]
                                   PROSPECTUS
                                  MAY 1, 2003

Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 AIG SUNAMERICA LIFE ASSURANCE COMPANY
important information about the                   in connection with
Variable Annuity.                             VARIABLE SEPARATE ACCOUNT
                                              The annuity has several investment choices -Variable Portfolios listed
To learn more about the annuity               below and available fixed account options including Fixed Advantage 7. The
offered by this prospectus, you can           Variable Portfolios are part of the Anchor Series Trust ("AST"), American
obtain a copy of the Statement of             Funds Insurance Series ("AFIS"), SunAmerica Series Trust ("SAST"), Lord
Additional Information ("SAI") dated          Abbett Series Fund, Inc. ("LASF"), Van Kampen Life Investment Trust ("VKT")
May 1, 2003. The SAI has been filed           and the WM Variable Trust ("WMT").
with the Securities and Exchange
Commission ("SEC") and is                     STOCKS:
incorporated by reference into this               MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
prospectus. The Table of Contents of                - Aggressive Growth Portfolio                                    SAST
the SAI appears in this prospectus.                 - Blue Chip Growth Portfolio                                     SAST
For a free copy of the SAI, call us                 - "Dogs" of Wall Street Portfolio                                SAST
at (800) 445-SUN2 or write to us at                 - Growth Opportunities Portfolio                                 SAST
our Annuity Service Center, P.O. Box              MANAGED BY ALLIANCEBERNSTEIN
54299, Los Angeles, California                      - Small & Mid Cap Value Portfolio                                SAST
90054-0299.                                       MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
                                                    - Alliance Growth Portfolio                                      SAST
In addition, the SEC maintains a                    - Global Equities Portfolio                                      SAST
website (http://www.sec.gov) that                   - Growth-Income Portfolio                                        SAST
contains the SAI, materials                       MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
incorporated by reference and other                 - American Funds Global Growth Portfolio                         AFIS
information filed electronically with               - American Funds Growth Portfolio                                AFIS
the SEC by AIG SunAmerica Life                      - American Funds Growth-Income Portfolio                         AFIS
Assurance Company.                                MANAGED BY DAVIS ADVISORS
                                                    - Davis Venture Value Portfolio                                  SAST
ANNUITIES INVOLVE RISKS, INCLUDING                  - Real Estate Portfolio                                          SAST
POSSIBLE LOSS OF PRINCIPAL, AND ARE               MANAGED BY FEDERATED INVESTMENT COMPANY
NOT A DEPOSIT OR OBLIGATION OF, OR                  - Federated American Leaders Portfolio                           SAST
GUARANTEED OR ENDORSED BY, ANY BANK.              MANAGED BY LORD, ABBETT & CO.
THEY ARE NOT FEDERALLY INSURED BY THE               - Lord Abbett Series Fund Growth and Income Portfolio            LASF
FEDERAL DEPOSIT INSURANCE                         MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
CORPORATION, THE FEDERAL RESERVE                    - Marsico Growth Portfolio                                       SAST
BOARD OR ANY OTHER AGENCY.                        MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Massachusetts Investors Trust Portfolio                    SAST
This variable annuity provides an                   - MFS Mid-Cap Growth Portfolio                                   SAST
optional bonus feature called                     MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
"Principal Rewards". If you elect                   - Emerging Markets Portfolio                                     SAST
this feature, in exchange for bonuses               - International Growth and Income Portfolio                      SAST
credited to your contract, your                     - Putnam Growth: Voyager                                         SAST
surrender charge schedule will be                 MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
longer and greater than if you chose                - Foreign Value Portfolio                                        SAST
not to elect this feature. These                  MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT
withdrawal charges may offset the                   - International Diversified Equities Portfolio                   SAST
value of any bonus, if you make an                  - Technology Portfolio                                           SAST
early withdrawal.                                   - Van Kampen LIT Comstock Portfolio, Class II Shares              VKT
                                                    - Van Kampen LIT Emerging Growth Portfolio, Class II Shares       VKT
                                                    - Van Kampen LIT Growth and Income Portfolio, Class II Shares     VKT
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Capital Appreciation Portfolio                                  AST
                                                    - Growth Portfolio                                                AST
                                                    - Natural Resources Portfolio                                     AST
                                              BALANCED:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - SunAmerica Balanced Portfolio                                  SAST
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Total Return Portfolio                                     SAST
                                                  MANAGED BY WM ADVISORS, INC.
                                                    - Balanced Portfolio                                              WMT
                                                    - Conservative Growth Portfolio                                   WMT
                                                    - Strategic Growth Portfolio                                      WMT
                                              BONDS:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - High-Yield Bond Portfolio                                      SAST
                                                  MANAGED BY FEDERATED INVESTMENT COMPANY
                                                    - Corporate Bond Portfolio                                       SAST
                                                  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                                                    - Global Bond Portfolio                                          SAST
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Government & Quality Bond Portfolio                             AST
                                              CASH:
                                                  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                    - Cash Management Portfolio                                      SAST

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
     ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

Anchor National Life Insurance Company changed its name to AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life") on March 1, 2003. Please keep in mind, this is a name change only and will not affect the substance of your contract.

----------------------------------------------------------------
----------------------------------------------------------------
                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
----------------------------------------------------------------
----------------------------------------------------------------

AIG SunAmerica Life's Report on Form 10-K for the year ended December 31, 2002, file no. 033-47472 is incorporated herein by reference.

All documents or reports filed by AIG SunAmerica Life under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supercede documents incorporated by reference.

AIG SunAmerica Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000006342.

AIG SunAmerica Life is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10279

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the separate account, AIG SunAmerica Life and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by AIG SunAmerica Life.

AIG SunAmerica Life will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to AIG SunAmerica Life's Annuity Service Center, as follows:

       AIG SunAmerica Life Assurance Company
       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       Telephone Number: (800) 445-SUN2

----------------------------------------------------------------
----------------------------------------------------------------
         SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
----------------------------------------------------------------
----------------------------------------------------------------

Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to AIG SunAmerica Life's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for AIG SunAmerica Life's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of AIG SunAmerica Life in connection with the securities registered under this prospectus, AIG SunAmerica Life will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. AIG SunAmerica Life will be governed by final judgment of the issue. However, if in the opinion of AIG SunAmerica Life's counsel, this issue has been determined by controlling precedent, AIG SunAmerica Life will not submit the issue to a court for determination.


 -------------------------------------------------------------------------

 -------------------------------------------------------------------------
                             TABLE OF CONTENTS
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...................      2
 SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION....      2
 GLOSSARY..........................................................      3
 HIGHLIGHTS........................................................      4
 FEE TABLES........................................................      5
       Maximum Owner Transaction Expenses..........................      5
       Contract Maintenance Fee....................................      5
       Separate Account Expenses...................................      5
       Optional Feature Fee........................................      5
       Optional Income Protector Fee...............................      5
       Optional Capital Protector Fee..............................      5
       Portfolio Expenses..........................................      5
 EXAMPLES..........................................................      6
 THE POLARIS PLATINUM II VARIABLE ANNUITY..........................      8
 PURCHASING A POLARIS PLATINUM II VARIABLE ANNUITY.................      9
       Allocation of Purchase Payments.............................      9
       Capital Protector...........................................      9
       Principal Rewards Program...................................     10
       Current Enhancement Levels..................................     11
       Accumulation Units..........................................     12
       Free Look...................................................     12
 INVESTMENT OPTIONS................................................     13
       Variable Portfolios.........................................     13
           Anchor Series Trust.....................................     13
           SunAmerica Series Trust.................................     13
           American Funds Insurance Series.........................     13
           Lord Abbett Series Fund, Inc. ..........................     13
           Van Kampen Life Investment Trust........................     13
           WM Variable Trust.......................................     13
       Fixed Account Options.......................................     14
       Fixed Advantage 7...........................................     15
       Asset Allocation Program....................................     16
       Program Description.........................................     16
       Enrolling in the Program....................................     16
       Withdrawals.................................................     16
       Keeping Your Program on Target..............................     16
           Rebalancing.............................................     16
           Annual Re-evaluation....................................     16
       Important Information.......................................     16
       Transfers During the Accumulation Phase.....................     16
       Dollar Cost Averaging.......................................     17
       Asset Allocation Rebalancing Program........................     18
       Principal Advantage Program.................................     18
       Voting Rights...............................................     18
       Substitution................................................     19
 ACCESS TO YOUR MONEY..............................................     19
       Systematic Withdrawal Program...............................     20
       Nursing Home Waiver.........................................     20
       Minimum Contract Value......................................     20
 DEATH BENEFIT.....................................................     20
       Purchase Payment Accumulation Option........................     21
       Maximum Anniversary Option..................................     21
       EstatePlus..................................................     22
       Spousal Continuation........................................     22
 EXPENSES..........................................................     23
       Separate Account Charges....................................     23
       Withdrawal Charges..........................................     23
       Investment Charges..........................................     24
       Contract Maintenance Fee....................................     24
       Transfer Fee................................................     24
       Optional Capital Protector Fee..............................     24
       Optional EstatePlus Fee.....................................     24
       Optional Income Protector Fee...............................     24
       Premium Tax.................................................     25
       Income Taxes................................................     25
       Reduction or Elimination of Charges and Expenses, and            25
        Additional Amounts Credited................................
 INCOME OPTIONS....................................................     25
       Annuity Date................................................     25
       Income Options..............................................     25
       Fixed or Variable Income Payments...........................     26
       Income Payments.............................................     26
       Transfers During the Income Phase...........................     26
       Deferment of Payments.......................................     26
       The Income Protector Feature................................     26
       Note to Qualified Contract Holders..........................     28
 TAXES.............................................................     28
       Annuity Contracts in General................................     28
       Tax Treatment of Distributions - Non-qualified Contracts....     29
       Tax Treatment of Distributions - Qualified Contracts........     29
       Minimum Distributions.......................................     29
       Tax Treatment of Death Benefits.............................     30
       Contracts Owned by a Trust or Corporation...................     30
       Gifts, Pledges and/or Assignments of a Non-Qualified             30
        Contract...................................................
       Diversification and Investor Control........................     30
 PERFORMANCE.......................................................     31
 OTHER INFORMATION.................................................     31
       AIG SunAmerica Life.........................................     31
       The Separate Account........................................     31
       The General Account.........................................     31
       Distribution of the Contract................................     31
       Administration..............................................     32
       Legal Proceedings...........................................     32
       Ownership...................................................     32
       Independent Accountants.....................................     32
       Registration Statement......................................     32
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION..........     32
 APPENDIX A - CONDENSED FINANCIALS.................................    A-1
 APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")......................    B-1
 APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION........    C-1
 APPENDIX D - HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME      D-1
  PROTECTOR FEATURE................................................
 APPENDIX E - PRINCIPAL REWARDS PROGRAM EXAMPLES...................    E-1
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
                                 GLOSSARY
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 We have capitalized some of the technical terms used in this prospectus.
 To help you understand these terms, we have defined them in this glossary.
 ACCUMULATION PHASE - The period during which you invest money in your contract.
 ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.
 ANNUITANT(S) - The person(s) on whose life (lives) we base income payments.
 ANNUITY DATE - The date on which income payments are to begin, as selected by you.
 ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.
 BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.
 COMPANY - AIG SunAmerica Life Assurance Company, We, Us, the insurer which issues this contract.
 INCOME PHASE - The period during which we make income payments to you.
 IRS - The Internal Revenue Service.
 LATEST ANNUITY DATE - Your 95th birthday or 10th contract anniversary, whichever is later.
 NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars.
 In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").
 PAYMENT ENHANCEMENT(S) - The amount(s) allocated to your contract by us under the Principal Rewards Program. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.
 PRINCIPAL REWARDS PROGRAM - A program that provides a payment enhancement in exchange for a surrender charge schedule that declines over 9 years.
 PURCHASE PAYMENTS - The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own
 it.
 QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.
 TRUSTS - Refers to the Anchor Series Trust, the American Funds Insurance
 Series, the SunAmerica Series Trust, Lord Abbett Series Fund, Inc., Van
 Kampen Life Investment Trust and WM Variable Trust collectively.
 VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Anchor Series Trust, the American Funds Insurance Series, the SunAmerica Series Trust, Lord
 Abbett Series Fund, Inc., Van Kampen Life Investment Trust or the WM
 Variable Trust.

----------------------------------------------------------------

----------------------------------------------------------------
                                   HIGHLIGHTS
----------------------------------------------------------------
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The Polaris Platinum II Variable Annuity is a contract between you and AIG
SunAmerica Life Assurance Company ("AIG SunAmerica Life"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. You may also elect to participate in the Principal Rewards Program of the contract that can provide you with Payment Enhancements to invest in your contract. If you elect participation in this feature, your contract will be subject to a longer surrender charge schedule. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: If you cancel your contract within 10 days after receiving it (or whatever period is required in your state), we will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. If you elected to participate in the Principal Rewards Program, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period. Please see PURCHASING A POLARIS PLATINUM II VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, or nine complete years if you participate in the Principal Rewards Program, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A POLARIS PLATINUM II VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial advisor or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number: (800) 445-SUN2.

AIG SUNAMERICA LIFE OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY PROVIDE DIFFERENT FEATURES AND BENEFITS OFFERED AT DIFFERENT FEES, CHARGES AND EXPENSES. WE ALSO OFFER PRODUCTS THAT DO NOT OFFER THE PRINCIPAL REWARDS FEATURE. PRODUCTS WITHOUT THE PRINCIPAL REWARDS PROGRAM HAVE THE SAME MORTALITY AND EXPENSE RISK CHARGES AS THE SAME CONTRACT WITH THE PRINCIPAL REWARDS PROGRAM. HOWEVER, CONTRACTS WITHOUT THE PRINCIPAL REWARDS PROGRAM HAVE A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE. WHEN WORKING WITH YOUR FINANCIAL ADVISOR TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESEAND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)(1)

If Principal Rewards is elected.............................  9%
If Principal Rewards is not elected.........................  7%

  (1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 7 or 9 years as follows

   YEARS:.....................   1    2    3    4    5    6    7    8    9   10
   Non-Principal Rewards......  7%   6%   5%   4%   3%   2%   1%   0%   0%   0%
   Principal Rewards..........  9%   9%   8%   7%   6%   5%   4%   3%   2%   0%

TRANSFER FEE..........  No charge for the first 15 transfers each contract year; thereafter, the fee is $25
                        ($10 in Pennsylvania and Texas) per
                        transfer

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING PORTFOLIO FEES AND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE
       $35 ($30 in North Dakota) waived if contract value $50,000 or more

SEPARATE ACCOUNT ANNUAL EXPENSES
(DEDUCTED DAILY AS A PERCENTAGE OF YOUR AVERAGE DAILY NET ASSET VALUE)

    Mortality and Expense Risk Fees.......................  1.37%
    Distribution Expense Fee..............................  0.15%
    Optional EstatePlus Fee(2)............................  0.25%
                                                            =====
      TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES..............  1.77%

   (2) EstatePlus, an enhanced death benefit feature is optional. If you do not elect the EstatePlus feature, your total separate account annual expenses would be 1.52%.
  OPTIONAL FEATURE FEE
    You may elect either the Income Protector or Capital Protector feature described below.

  OPTIONAL INCOME PROTECTOR FEE

   Annual Fee as a % of your Income Benefit Base...............  0.10%

    The Income Protector is optional and if elected, the fee is deducted annually from your contract value. The Income Benefit Base which is described more fully in the prospectus is generally calculated by using your contract value on the date of your effective enrollment in the program and then each subsequent contract anniversary, adding Purchase Payments made since the prior contract anniversary, less proportional withdrawals, and fees and charges applicable to those withdrawals.

  OPTIONAL CAPITAL PROTECTOR FEE

   CONTRACT YEAR                                    ANNUALIZED CHARGE
   -------------                                    -----------------
     0-7......................................            0.45%
     8-10.....................................            0.15%
     11+......................................             none

    The Capital Protector feature is optional and if elected, the fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted from your contract value at the end of the first contract quarter and quarterly thereafter.

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIOS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS. MORE DETAIL CONCERNING THE TRUSTS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

                               PORTFOLIO EXPENSES

         TOTAL ANNUAL UNDERLYING PORTFOLIO EXPENSES           MINIMUM   MAXIMUM
         ------------------------------------------           -------   -------
(expenses that are deducted from underlying portfolios of
the Trusts, including management fees, other expenses and
12b-1 fees, if applicable)..................................   0.60%     2.38%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
                         IF YOU ELECT PRINCIPAL REWARDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee, separate account annual expenses, fees for optional features and expenses of the underlying portfolios of the Trusts.

The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.77% (INCLUDING ESTATEPLUS) AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 2.38%)

(1) If you surrender your contract at the end of the applicable time period and you elect the optional EstatePlus (0.25%) and Capital Protector (0.45%) features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
$1,375   $2,230    $2,992     $4,738
-------------------------------------
-------------------------------------

(2) If you do not surrender your contract and you elect the optional EstatePlus (0.25%) and Capital Protector (0.45%) features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $475    $1,430    $2,392     $4,738
-------------------------------------
-------------------------------------

(3) If you annuitize your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $392    $1,189    $2,004     $4,121
-------------------------------------
-------------------------------------

MINIMUM EXPENSE EXAMPLES
(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL CHARGES OF 1.52% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 0.60%)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
$1,124   $1,493    $1,788     $2,553
-------------------------------------
-------------------------------------

(2) If you do not surrender your contract and you do not elect any optional features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $224     $693     $1,188     $2,553
-------------------------------------
-------------------------------------

(3) If you annuitize your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $215     $664     $1,139     $2,452
-------------------------------------
-------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
                     IF YOU DO NOT ELECT PRINCIPAL REWARDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee, separate account annual expenses, fees for optional features and expenses of the underlying portfolios of the Trusts.

The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.77% (INCLUDING ESTATEPLUS) AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 2.38%)

(1) If you surrender your contract at the end of the applicable time period and you elect the optional EstatePlus (0.25%) and Capital Protector (0.45%) features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
$1,166   $1,902    $2,645     $4,646
-------------------------------------
-------------------------------------

(2) If you do not surrender your contract and you elect the optional EstatePlus (0.25%) and Capital Protector (0.45%) features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $466    $1,402    $2,345     $4,646
-------------------------------------
-------------------------------------

(3) If you annuitize your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $392    $1,189    $2,004     $4,121
-------------------------------------
-------------------------------------

MINIMUM EXPENSE EXAMPLES
(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL CHARGES OF 1.52% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 0.60%)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $920    $1,179    $1,464     $2,503
-------------------------------------
-------------------------------------

(2) If you do not surrender your contract and you do not elect any optional features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $220     $679     $1,164     $2,503
-------------------------------------
-------------------------------------

(3) If you annuitize your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $215     $664     $1,139     $2,452
-------------------------------------
-------------------------------------

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. The underlying portfolio expenses used to calculate the maximum expenses examples are estimated because the underlying portfolio was not available for the entire fiscal year. Additional information on the portfolio company fees can be found in the accompanying Trust prospectuses.

2. In addition to the stated assumptions, the Examples also assume separate account expenses as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.

3. Examples reflecting participation in the Principal Rewards program reflect the Principal Rewards surrender charge schedule, and a 2% upfront payment enhancement.

4. Examples reflecting application of optional features and benefits use the highest fees and charges at which those features are being offered. If you elected the Income Protector program, instead of the Capital Protector program, your expenses would be lower than those shown in these tables. The fee for the Capital Protector and Income Protector features are not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus.

5. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   CONDENSED FINANCIAL INFORMATION APPEARS IN APPENDIX A OF THIS PROSPECTUS.

----------------------------------------------------------------
----------------------------------------------------------------
                            THE POLARIS PLATINUM II
                                VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making income payments to you out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

The contract also offers several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by AIG SunAmerica Life. If you allocate money to the fixed account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option(s) in which you invest.

For more information on investment options available under this contract SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years, or 9 years if you elect to participate in the Principal Rewards Program. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

AIG SunAmerica Life issues the Polaris Platinum II Variable Annuity. When you purchase a Polaris Platinum II Variable Annuity, a contract exists between you and AIG SunAmerica Life. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. AIG SunAmerica Life is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

----------------------------------------------------------------
----------------------------------------------------------------
                        PURCHASING A POLARIS PLATINUM II
                                VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.

-----------------------------------------------------------
                                              Minimum
                       Minimum Initial       Subsequent
                       Purchase Payment   Purchase Payment
-----------------------------------------------------------
      Qualified             $2,000              $250
-----------------------------------------------------------
    Non-Qualified           $5,000              $500
-----------------------------------------------------------

We reserve the right to require company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by AIG SunAmerica Life to the same owner to exceed these limits may also be subject to company pre-approval. We reserve the right to change the amount at which pre-approval is required, at any time. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $20 after the initial Purchase Payment amount is met.

In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone age 91 or older on the contract issue date. You may not elect to participate in the Principal Rewards Program or elect the EstatePlus benefit if you are age 81 or older at the time of contract issue.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. SEE INVESTMENT OPTIONS BELOW.

In order to issue your contract, we must receive your completed application and/or Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

     - Send your money back to you; or

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

CAPITAL PROTECTOR

The Capital Protector is an optional feature of your variable annuity. If you elect this feature, for which you will be charged an annualized fee, at the end of applicable waiting period your contract will be worth at least the amount of your initial Purchase Payment (less adjustments for withdrawals). The Capital Protector may offer protection in the event that your contract value declines due to unfavorable investment performance in your contract. The Capital Protector feature has rules and restrictions, which are discussed more fully, below.

     ELECTION OF THE FEATURE

You may only elect this feature at the time your contract is issued, so long as the applicable waiting period prior to receiving the benefit ends before your latest Annuity Date. You can elect this feature on your contract application. The effective date for this feature will be your contract issue date. Capital Protector is not available if you elect the Income Protector program. SEE INCOME PROTECTOR BELOW.

The Capital Protector feature may not be available in your state or through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor for availability.

     APPLICABLE WAITING PERIOD AND BENEFIT DATE

If you elect the Capital Protector, at the end of the applicable waiting period we will evaluate your contract to determine if a Capital Protector benefit is payable to you. The applicable waiting period is ten full contract years from your contract issue date. The last day in the waiting period is your benefit date, the date on which we will calculate any Capital Protector benefit payable to you.

     TERMINATION

Generally, this feature and its corresponding charge cannot be terminated prior to the end of the waiting period. The feature terminates automatically following the end of the waiting period. In addition, the Capital Protector will no longer be available and no benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the waiting period.

     CALCULATION OF THE BENEFIT

The Capital Protector is a one-time adjustment to your contract value in the event that your contract value at the end of the waiting period is less than the guaranteed amount. The amount of the benefit payable to you, if any, at the end of the waiting period will be based upon the amount of your initial Purchase Payment and may also include certain portions of subsequent Purchase Payments contributed to your contract over specified periods of time, as follows:

                                         PERCENTAGE OF PURCHASE PAYMENTS
TIME ELAPSED SINCE                               INCLUDED IN THE
EFFECTIVE DATE                        CAPITAL PROTECTOR BENEFIT CALCULATION
------------------                    -------------------------------------
 0-90 days                                               100%
 91+ days                                                  0%

THE CAPITAL PROTECTOR FEATURE MAY NOT GUARANTEE A RETURN OF ALL OF YOUR PURCHASE PAYMENTS. IF YOU PLAN TO ADD SUBSEQUENT PURCHASE PAYMENTS OVER THE LIFE OF YOUR CONTRACT, YOU SHOULD KNOW THAT THE CAPITAL PROTECTOR WOULD NOT PROTECT THE MAJORITY OF THOSE PAYMENTS.

The Capital Protector benefit calculation is equal to your Capital Protector Base, as defined below, minus your Contract Value on the benefit date. If the resulting amount is positive, you will receive a benefit under the feature. If the resulting amount is negative, you will not receive a benefit. Your Capital Protector Base is equal to (a) minus (b) where:

     (a) is the Purchase Payments received on or after the effective date multiplied by the applicable percentages in the table above, and;

     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the effective date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

Payment Enhancements under the Principal Rewards feature are not considered Purchase Payments and are not used in the calculation of the Capital Protector Base.

We will allocate any benefit amount contributed to the contract value on the benefit date to the Cash Management portfolio. Any Capital Protector benefit paid is not considered a Purchase Payment for purposes of calculating other benefits. Benefits based on earnings, such as EstatePlus, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

SINCE THE CAPITAL PROTECTOR FEATURE MAY NOT GUARANTEE A RETURN OF ALL PURCHASE PAYMENTS AT THE END OF THE WAITING PERIOD, IT IS IMPORTANT TO REALIZE THAT SUBSEQUENT PURCHASE PAYMENTS MADE INTO THE CONTRACT MAY DECREASE THE VALUE OF THE CAPITAL PROTECTOR BENEFIT. For example, if near the end of the waiting period your Capital Protector Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your Contract Value to be larger than your Capital Protector Base on your benefit date, you will not receive any benefit even though you have paid for the Capital Protector feature throughout the waiting period. You should discuss subsequent Purchase Payments with your financial advisor as such activity may reduce the value of this Capital Protector benefit.

     THE CAPITAL PROTECTOR FEE

Capital Protector is an optional feature. If elected, you will incur an additional charge for this feature. The annualized charge will be deducted from your contract value on a quarterly basis throughout the waiting period, beginning at the end of the first contract quarter following the effective date of the feature and up to and including on the benefit date. The full quarterly charge will be deducted at the time of a full surrender or annuitization prior to the end of the waiting period, even though no Capital Protector benefit is payable. Once the feature is terminated, as discussed above, the charge will no longer be deducted. The annual fee is:

CONTRACT YEAR                                           ANNUALIZED CHARGE *
-------------                                           -------------------
 0-7                                                           0.45%
 8-10                                                          0.15%
 11+                                                            none

* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.

     EFFECT OF SPOUSAL CONTINUATION ON THE CAPITAL PROTECTOR FEATURE

If your qualified spouse chooses to continue this contract upon your death, this benefit cannot be terminated. The effective date, the waiting period and the corresponding benefit payment date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE CAPITAL PROTECTOR FEATURE (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PRINCIPAL REWARDS PROGRAM

If you elect to participate in the Principal Rewards program at contract issue, we contribute an Upfront Payment Enhancement and, if applicable, a Deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elect to participate in this program, all Purchase Payments are subject to a nine year withdrawal charge schedule. SEE WITHDRAWAL CHARGES BELOW. These withdrawal charges may offset the value of any bonus, if you make an early withdrawal. SEE EXPENSES BELOW. You may not elect to participate in this program if you are age 81 or older at the time of contract issue. Amounts we contribute to your contract under this program are considered earnings and are allocated to your contract as described below.

Purchase Payments may not be invested in the 6-month or the 1-year Dollar Cost Averaging fixed accounts if you participate in the Principal Rewards Program. However, you may use the 1-year fixed account option as a Dollar Cost Averaging source account.

There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Principal Rewards program may not perform as well as the contract without the feature.

     ENHANCEMENT LEVELS

     The Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date may be determined based on stated Enhancement Levels. Each Enhancement Level is a range of dollar amounts which may correspond to different enhancement rates and dates. Enhancement Levels may change from time to time, at our sole discretion. The Enhancement Level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments we determine your Enhancement Level by adding your contract value on the date we receive each subsequent Purchase Payment plus the amount of the subsequent Purchase Payment.

     UPFRONT PAYMENT ENHANCEMENT

     An Upfront Payment Enhancement is an amount we add to your contract on the day we receive a Purchase Payment. We calculate an Upfront Payment Enhancement amount as a percentage (the "Upfront Payment Enhancement Rate") of each Purchase Payment. The Upfront Payment Enhancement Rate will always be at least 2%. We periodically review and establish the Upfront Payment Enhancement Rate, which may increase or decrease at any time, but will never be less than 2%. The applicable Upfront Payment Enhancement Rate is that which is in effect for any applicable Enhancement Level, when we receive each Purchase Payment under your contract. The Upfront Payment Enhancement amounts are allocated among the fixed and variable investment options according to the current allocation instructions in effect when we receive each Purchase Payment.

     DEFERRED PAYMENT ENHANCEMENT

     A Deferred Payment Enhancement is an amount we may add to your contract on a stated future date (the "Deferred Payment Enhancement Date") as a percentage of Purchase Payments received. We refer to this percentage amount as the Deferred Payment Enhancement Rate. We periodically review and establish the Deferred Payment Enhancement Rates and Deferred Payment Enhancement Dates. The Deferred Payment Enhancement Rate being offered may increase, decrease or be eliminated by us, at any time. The Deferred Payment Enhancement Date, if applicable, may change at any time. The applicable Deferred Payment Enhancement Date and Deferred Payment Enhancement Rate are those which may be in effect for any applicable Enhancement Level, when we receive each Purchase Payment under your contract. Any applicable Deferred Payment Enhancement, when credited, is allocated to the Cash Management Variable Portfolio.

     If you withdraw any portion of a Purchase Payment, to which a Deferred Payment Enhancement applies, prior to the Deferred Payment Enhancement Date, we reduce the amount of the corresponding Deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of the Deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.

APPENDIX E shows how we calculate any applicable Deferred Payment Enhancement amount.

We will not allocate any applicable Deferred Payment Enhancement to your contract if any of the following circumstances occurs prior to the Deferred Payment Enhancement Date:

     - You surrender your contract;

     - A death benefit is paid on your contract;

     - You switch to the Income Phase of your contract; or

     - You fully withdraw the corresponding Purchase Payment.

See your financial advisor for information on the current Enhancement Levels and Payment Enhancements rates.

     90 DAY WINDOW

     As of the 90th day after your contract was issued, we will total your Purchase Payments made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date we issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued ("Look Back Adjustment"). We will add any applicable Upfront Look Back Adjustment to your contract on the 90th day following the date of contract issue. We will send you a confirmation indicating any applicable Upfront and/or Deferred Look Back Adjustment, on or about the 90th day following the date of contract issuance. We will allocate any applicable Upfront Look Back Adjustment according to your then-current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution and if applicable, to the Cash Management Portfolio, for a Deferred Look Back Adjustment.

APPENDIX E BELOW PROVIDES AN EXAMPLE OF THE 90 DAY WINDOW PROVISION.

The Principal Rewards Program may not be available in your state or through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor regarding the availability of this program.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE PRINCIPAL REWARDS PROGRAM (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if we receive your money after 1 p.m. Pacific Standard Time. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and
     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment and Payment Enhancement, if applicable, by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE (CONTRACTS WITHOUT PRINCIPAL REWARDS):

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2252.2523 Accumulation Units for the Global Bond Portfolio.

     EXAMPLE (CONTRACTS WITH PRINCIPAL REWARDS):

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. If the Upfront Payment Enhancement is 2.00% of your Purchase Payment, we would add an Upfront Payment Enhancement of $500 to your contract. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,500 by $11.10 and credit your contract on Wednesday with 2,297.2973 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request minus the Free Look Payment Enhancement Deduction, if applicable. The Free Look Payment Enhancement Deduction is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day we receive your free look request; or (2) the Payment Enhancement amount(s), if any, which we allocated to your contract. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Cash Management Portfolio during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Cash Management Portfolio during the free look period unless you allocate your money to it. If your contract was issued in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract minus the Free Look Payment Enhancement Deduction, if applicable. At the end of the free look period, we allocate your money according to your instructions.

EXCHANGE OFFERS

From time to time, we may offer to allow you to exchange an older variable annuity issued by AIG SunAmerica Life or one of its affiliates, for a newer product with more current features and benefits, also issued by AIG SunAmerica Life or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.
----------------------------------------------------------------
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                               INVESTMENT OPTIONS
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VARIABLE PORTFOLIOS

The Variable Portfolios invest in shares of the following trusts: Anchor Series Trust, American Funds Insurance Series, Lord Abbett Series Fund, Inc., SunAmerica Series Trust, Van Kampen Life Investment Trust and the WM Variable Trust (the "Trusts"). Additional Trusts and/or Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts. Other Variable Portfolios may be available to you. Please refer to your contract for additional information.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by AIG SunAmerica Life, and other affiliated/unaffiliated insurance companies. Neither AIG SunAmerica Life nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. Each Trust's adviser monitors its Trust for potential conflicts.

The Variable Portfolios along with their respective subadvisers are listed below:

     ANCHOR SERIES TRUST

Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust portfolios. Anchor Series Trust ("AST") contains investment portfolios in addition to those listed below which are not available for investment under this contract.

     SUNAMERICA SERIES TRUST

Various subadvisers provide investment advice for the SunAmerica Series Trust portfolios. SunAmerica Series Trust ("SAST") contains investment portfolios in addition to those listed below which are not available for investment under this contract.

     AMERICAN FUNDS INSURANCE SERIES

Capital Research and Management Company provides investment advice for the American Funds Insurance Series -- Class 2 shares ("AFIS") portfolios. American Funds Insurance Series contains investment portfolios in addition to those listed here that are not available for investment under this contract.

     LORD ABBETT SERIES FUND, INC.

Lord Abbett & Co. provides investment advice for the Lord Abbett Series Fund, Inc. portfolios. Lord Abbett Series Fund, Inc. ("LASF") contains investment portfolios in addition to those listed below that are not available for investment under this contract.

     VAN KAMPEN LIFE INVESTMENT TRUST

Van Kampen Asset Management Inc. provides investment advice for the Van Kampen Life Investment Trust ("VKT") -- Class II shares portfolios. Van Kampen Life Investment Trust has investment portfolios in addition to those listed here which are not available for investment under the contract.

     WM VARIABLE TRUST

WM Advisors, Inc. is the investment advisor to the WM Variable Trust ("WMT") portfolios. WMT has other investment portfolios in addition to those listed below which are not available for investment under the contract.

STOCKS:
     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
       - Aggressive Growth Portfolio                                        SAST
       - Blue Chip Growth Portfolio                                         SAST
       - "Dogs" of Wall Street Portfolio                                    SAST
       - Growth Opportunities Portfolio                                     SAST
     MANAGED BY ALLIANCEBERNSTEIN
       - Small & Mid Cap Value Portfolio                                    SAST
     MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
       - Alliance Growth Portfolio                                          SAST
       - Global Equities Portfolio                                          SAST
       - Growth-Income Portfolio                                            SAST
     MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
       - American Funds Global Growth Portfolio                             AFIS
       - American Funds Growth Portfolio                                    AFIS
       - American Funds Growth-Income Portfolio                             AFIS
     MANAGED BY DAVIS ADVISORS L.P.
       - Davis Venture Value Portfolio                                      SAST
       - Real Estate Portfolio                                              SAST

     MANAGED BY FEDERATED INVESTMENT COUNSELING
       - Federated American Leaders Portfolio                               SAST
     MANAGED BY LORD, ABBETT & CO.
       - Lord Abbett Series Fund Growth and Income Portfolio                LASF
     MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
       - Marsico Growth Portfolio                                           SAST
    MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
       - MFS Massachusetts Investors Trust Portfolio SAST
       - MFS Mid Cap Growth Portfolio                                       SAST
     MANAGED BY PUTNAM INVESTMENT MANAGEMENT INC
       - Emerging Markets Portfolio                                         SAST
       - International Growth and Income Portfolio                          SAST
       - Putnam Growth: Voyager Portfolio                                   SAST
     MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
       - Foreign Value Portfolio                                            SAST
     MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT
       - International Diversified Equities Portfolio  SAST
       - Technology Portfolio                                               SAST
       - Van Kampen LIT Comstock Portfolio, Class II Shares                  VKT
       - Van Kampen LIT Emerging Growth Portfolio, Class II Shares           VKT
       - Van Kampen LIT Growth and Income Portfolio, Class II Shares         VKT
     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
       - Capital Appreciation Portfolio                                      AST
       - Growth Portfolio                                                    AST
       - Natural Resources Portfolio                                         AST

BALANCED:
     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
       - SunAmerica Balanced Portfolio                                      SAST
     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
       - MFS Total Return Portfolio                                         SAST
     MANAGED BY WM ADVISORS, INC
       - Balanced Portfolio                                                  WMT
       - Conservative Growth Portfolio                                       WMT
       - Strategic Growth Portfolio                                          WMT

BONDS:
     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
       - High-Yield Bond Portfolio                                          SAST
     MANAGED BY FEDERATED INVESTMENT COUNSELING
       - Corporate Bond Portfolio                                           SAST
     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L
       - Global Bond Portfolio                                              SAST
     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
       - Government & Quality Bond Portfolio                                 AST

CASH:
     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
       - Cash Management Portfolio                                          SAST

YOU SHOULD READ THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS. FIXED ACCOUNT OPTIONS

Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in Our sole discretion and We reserve the right to change the FAGPs that We make available at any time, unless state law requires Us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered.

There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

- Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

- Current Rate: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

- Renewal Rate: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.

When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact Us within 30 days after the end of the current interest guarantee period and instruct Us as to where you would like the money invested. We do not contact you. If We do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.

If you take money out of any available multi-year FAGP, including Fixed Advantage 7, before the end of the guarantee period, We make an adjustment to your contract. We refer to the adjustment as a market value adjustment ("MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, We credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, We post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. APPENDIX B SHOWS HOW WE CALCULATE AND APPLY THE MVA.

All FAGPs may not be available in all states. We reserve the right to refuse any Purchase Payment to available FAGPs if we are crediting a rate equal to the minimum guaranteed interest rate specified in your contract. If you do not elect to participate in the Principal Rewards program, We may also offer the Fixed Advantage 7 fixed account and the specific Dollar Cost Averaging Fixed Accounts ("DCAFA"). The rules, restrictions and operation of the Fixed Advantage 7 and the DCAFAs may differ from the standard FAGPs described above, please see FIXED ADVANTAGE 7 and DOLLAR COST AVERAGING PROGRAM below for more details.

     DOLLAR COST AVERAGING FIXED ACCOUNTS

If you do not elect the Principal Rewards program, you may invest initial and/or subsequent Purchase Payments in the DCA fixed accounts ("DCAFA"), if available. DCAFAs also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCAFAs offered at any time in Our sole discretion and We reserve the right to change to DCAFAs that we make available at any time, unless state law requires us to do otherwise. See DOLLAR COST AVERAGING PROGRAM below for more information.

     FIXED ADVANTAGE 7 ACCOUNT OPTION

Fixed Advantage 7 is an additional seven-year fixed account option available in your contract (if you have not elected to participate in the Principal Rewards program) and will generally offer a different interest rate than the other fixed account options in your contract. Only Purchase Payments made during the first 90 days following issuance of your contract can be invested in Fixed Advantage
7. If you inadvertently allocate any Purchase Payments to Fixed Advantage 7 after the first 90 days of your contract, we will allocate those funds according to your last Variable Portfolio allocation instructions, unless we receive different instructions from you. At the end of the 7-year guarantee period, the entire balance in Fixed Advantage 7 will be automatically transferred into those funds according to your last Variable Portfolio allocation instructions, unless we receive different instructions from you. If your previous instructions did not include allocation to Variable Portfolios, we will transfer any funds into the Cash Management Variable Portfolio. These automatic transfers do not count against the number of free annual transfers.

You cannot transfer money out of Fixed Advantage 7 prior to the end of the 7-year guarantee period; however, you may elect to systematically transfer the interest earned in this account to other Variable Portfolios at any time either monthly, quarterly, semi-annually or annually. If you make a full or partial withdrawal from your contract, you will be subject to a market value adjustment on all funds invested in the multi-year fixed accounts including Fixed Advantage 7 and any applicable surrender charges. See APPENDIX B below.

You will not be subject to a market value adjustment if:

     (1) you systematically transfer interest earned to other Variable Portfolios as part of the DCA program;

     (2) a death benefit is paid;

     (3) any withdrawal is made to pay fees or charges; or

     (4) any amount automatically transferred at the end of the guarantee period.

FIXED ADVANTAGE 7 IS ONLY AVAILABLE IF YOU DO NOT ELECT TO PARTICIPATE IN THE PRINCIPAL REWARDS PROGRAM. IT MAY NOT BE AVAILABLE IN ALL STATES.

ASSET ALLOCATION PROGRAM

     PROGRAM DESCRIPTION

The asset allocation program is offered to help you diversify your investment across various asset classes.

Each of the models is comprised of a carefully selected combination of Variable Portfolios with allocation amongst the various asset classes based on historical asset class performance to meet stated investment time horizons and risk tolerances.

     ENROLLING IN THE PROGRAM

You may enroll in the program by selecting the model as well as any program options on the product application form. If you already own a policy, you must complete and submit a program election form. You and your financial advisor determine the model most appropriate for you. You may discontinue investment in the program at any time with a written request, telephone or internet instructions, subject to our rules.

You may also choose to invest gradually into a model through the dollar cost averaging program. You may only invest in one model at a time. You may invest in investment options outside your selected model but only in those Variable Portfolios that are not utilized in the model you selected. A transfer into or out of one of the Variable Portfolios in your model, outside of the specifications in the model will effectively terminate your participation in the program.

Currently, there is no fee for participating in this program.

     WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected model unless otherwise instructed by you. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the model, your investment may no longer be consistent with the model's intended objectives.

Withdrawals may be subject to a withdrawal charge. Withdrawals may be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

     KEEPING YOUR PROGRAM ON TARGET

          REBALANCING

You can elect to have your contract rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. Only those Variable Portfolios within each model will be rebalanced. An investment not included in the model can not be rebalanced.

          ANNUAL RE-EVALUATION

Each year, on or about March 31, the allocations in every model are re-evaluated and updated to assure that the investment objectives remain consistent. The percentage allocations within each model may change and investment options may be added to or deleted from a model as a result of the annual re-evaluation. You must select the annual re-evaluation option on the product application or program enrollment form to participate in this aspect of the program. Some broker-dealers require that this option be re-selected each year. Please check with your financial representative.

     IMPORTANT INFORMATION

Using an asset allocation methodology does not guarantee greater or more consistent returns. Historical market and asset class performance may differ in the future from the historical performance upon which the models are built. Also, allocation to a single asset class may outperform a model, so that you could have been better off in an investment option or options representing a single asset class than in a model. However, such a strategy involves a greater degree of risk because of the concentration of like securities in a single asset class.

The models represent suggested allocations which are provided as general guidance. You should work with your financial representative to assist you in determining if one of the models meets your financial needs, investment time horizon, and is consistent with your risk comfort level. Information concerning the specific models can be obtained from your financial representative.

WE HAVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ASSET ALLOCATION PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or the fixed account option (with the exception of Fixed Advantage 7). Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100. If less than $100 will remain in any Variable Portfolio after a transfer, that amount must be transferred as well.

Subject to certain rules, you may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone. Additionally, you may access your account and request transfers between Variable Portfolios and/or the fixed account options through AIG SunAmerica's website (http://www.aigsunamerica.com). We currently allow 15 free transfers per contract per year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year. However, transfers resulting from your participation in the asset rebalancing program do not count against your 15 free transfers.

We may accept transfer requests by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request in excess of 12 transfers per contract year must be submitted in writing by U.S. mail. Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. We will process any transfer request as of the day we receive it, if received before close of the New York Stock Exchange ("NYSE"), generally at 1:00 p.m. PST. If the transfer request is received after the close of the NYSE, the request will be processed on the next business day.

Transfer requests required to be submitted by U.S. mail can only be cancelled in writing by U.S. mail. We will process a cancellation request only if it is received prior to or simultaneous with the original transfer request.

This product is not designed for professional "market timing" organizations or other organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These market timing strategies are disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors. If we determine, in our sole discretion, that your transfer patterns among the Variable Portfolios reflect a market timing strategy, we reserve the right to take action to protect the other investors. Such action may include but would not be limited to restricting the way you can request transfers among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.

Regardless of the number of transfers you have made, we will monitor and, upon written notification, may terminate your transfer privileges if we determine that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other policy owners. Some of the factors we will consider include:

     - the dollar amount of the transfer;

     - the total assets of the Variable Portfolio involved in the transfer;

     - the number of transfers completed in the current calendar quarter; or

     - whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.

We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

DOLLAR COST AVERAGING PROGRAM

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio (source account) to any other Variable Portfolio (target account). You may also elect to systematically transfer the interest earned in the Fixed Advantage 7 account option to other Variable Portfolios. Transfers may occur on certain periodic schedules, such as weekly or monthly and count against your 15 free transfers per contract year. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed account options are not available as target account for the DCA program. Currently, there is no fee for participating in the DCA program.

We may also offer DCAFAs exclusively to facilitate this program for a specified period. If you elected to participate in the Principal Rewards Program, DCAFAs are not available under your contract. The DCAFAs only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate new Purchase Payments into a DCAFA, we transfer all your money allocated to that account into the Variable Portfolios over the selected time period at an offered frequency of your choosing. You cannot change the frequency once selected.

You may terminate the DCA program at any time. If you terminate your DCA program with money remaining in the DCAFAs, we will transfer the remaining money according to your instructions or to your current allocation on file. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six months. You set up dollar cost averaging and purchase Accumulation Units at the following values:

 ---------------------------------------------
                  ACCUMULATION       UNITS
     MONTH            UNIT         PURCHASED
 ---------------------------------------------
       1             $ 7.50           100
       2             $ 5.00           150
       3             $10.00            75
       4             $ 7.50           100
       5             $ 5.00           150
       6             $ 7.50           100
 ---------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

AUTOMATIC ASSET REBALANCING PROGRAM

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. Currently, there is no fee for participating in the Asset Rebalancing program.

At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Variable Portfolio(s) of your choice. Currently, there is no fee for participating in the Principal Advantage Program.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

AIG SunAmerica Life is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, we may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.
----------------------------------------------------------------
----------------------------------------------------------------
                              ACCESS TO YOUR MONEY
----------------------------------------------------------------
----------------------------------------------------------------

You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.

Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal and a MVA if a partial withdrawal comes from the 3, 5, 7 or 10 year fixed account options. If you withdraw your entire contract value, we also deduct applicable premium taxes and a contract maintenance fee. SEE EXPENSES BELOW.

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a surrender penalty. However, upon a future full surrender of your contract any previous free withdrawals would be subject to a surrender charge, if any is applicable at the time of the full surrender (except in the state of Washington). Additionally, if you participate in the Principal

Rewards Program you will not receive your Deferred Payment Enhancement if you fully withdraw a Purchase Payment or your contract value prior to the corresponding Deferred Payment Enhancement Date. SEE PRINCIPAL REWARDS PROGRAM ABOVE.

Purchase payments, above and beyond the amount of your free withdrawal amount, that are withdrawn prior to the end of the seventh or ninth year if you elect to participate in the Principal Rewards Program will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully below. SEE EXPENSES BELOW. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms. These are penalty free earnings and the total invested amount.

The penalty-free earnings portion of your contract is simply your account value less your total invested amount. The total invested amount is the total of all Purchase Payments you have made into the contract less portions of some prior withdrawals you made. The portions of prior withdrawals that reduce your total invested amount are as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the part of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal, and

     - Any prior withdrawals (including withdrawal charges on those withdrawals) of the total invested amount on which you already paid a surrender penalty.

When you make a withdrawal, we assume that it is taken from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can access your Purchase Payments which are no longer subject to a withdrawal charge before those Purchase Payments which are still subject to the withdrawal charge.

During the first year after we issue your contract your free withdrawal amount is the greater of (1) your penalty-free earnings; and (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount. If you are a Washington resident, you may withdraw during the first contract year, the greater of (1); (2); or (3) interest earnings from the amounts allocated to the fixed account options, not previously withdrawn.

After the first contract year, you can take out the greater of the following amounts each year (1) your penalty-free earnings and any portion of your total invested amount no longer subject to withdrawal charge or (2) 10% of the portion of your total invested amount that has been in your contract for at least one year. If you are a Washington resident, your maximum free withdrawal amount, after the first contract year, is the greater of (1); (2); or (3) interest earnings from amounts allocated to the fixed account options, not previously withdrawn.

Although we do not assess a withdrawal charge when you take a 10% penalty-free withdrawal, we will proportionally reduce the amount of any corresponding Deferred Payment Enhancement.

We calculate charges due on a total withdrawal on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior Free Withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no subsequent Purchase Payments, and no Principal Rewards election. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In contract year 5 you request a full surrender of your contract. We will apply the following calculation,

A-(B x C)=D, where:
A=Your contract value at the time of your request for surrender ($90,000) B=The amount of your Purchase Payments still subject to withdrawal charge
  ($100,000)
C=The withdrawal charge percentage applicable to the age of each Purchase
  Payment (3%)[B x C=$3,000]
D=Your full surrender value ($87,000)

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100, after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option(s) in which your contract is invested.

Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $100. If you are an Oregon resident, the minimum withdrawal amount is $250 per withdrawal or an amount equal to your free withdrawal amount, as described above. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge and/or MVA may apply.

The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge and/or market value adjustment on certain withdrawals prior to the Annuity Date (not available in Texas). The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. Your contract prohibits use of this waiver during the first 90 days after you purchase your contract. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract.

In order to use this waiver, you must submit with your withdrawal request, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and
(3) a bill from the nursing home which shows that you met the 60 day confinement requirement.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.

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                                  DEATH BENEFIT
----------------------------------------------------------------
----------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. At the time you purchase your contract, you must select one of the two death benefit options described below. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial advisor to determine which option is best for you.

We will not pay a Deferred Payment Enhancement on a Purchase Payment if you die before the corresponding Deferred Payment Enhancement Date. SEE PRINCIPAL REWARDS PROGRAM ABOVE.

We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

     1.  a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4.  any other proof satisfactory to us.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.

If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The term Net Purchase Payment is used frequently in explaining these death benefit options. Net Purchase Payments is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total purchase payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced by taking the amount of the withdrawal in relation to the contract value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "Gross Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.

OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greatest of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Net Purchase Payments compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals in the same proportion that the Gross Withdrawal reduced contract value on the date of the Gross Withdrawal; or

     3. the contract value on the seventh contract anniversary, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Gross Withdrawals since the seventh contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any purchase payments recorded after the date of death; and reduced for each Gross Withdrawal recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.

OPTION 2 -- MAXIMUM ANNIVERSARY OPTION
The death benefit is the greatest of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Net Purchase Payments; or

     3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Gross Withdrawals since the contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.

If you are age 90 or older at the time of death and selected the Option 2 death benefit, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of Option 2 if:

     - you are age 81 or older at the time of contract issue; or

     - you are age 90 or older at the time of your death.

The death benefit options on contracts issued before October 24, 2001 would be subject to a different calculation. Please see the Statement of Additional Information for details.

ESTATEPLUS

The EstatePlus benefit if elected may increase the death benefit amount. If you have earnings in your contract at the time of death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Amount"), to the death benefit payable. The contract year of your death will determine the EstatePlus percentage and the Maximum EstatePlus percentage.

The table below provides the details if you are age 69 or younger at the time we issue your contract:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE         ESTATEPLUS AMOUNT
-------------------------------------------------------------
 Years 0 - 4       25% of Earnings      40% of Net Purchase
                                        Payments
-------------------------------------------------------------
 Years 5 - 9       40% of Earnings      65% of Net Purchase
                                        Payments*
-------------------------------------------------------------
 Years 10+         50% of Earnings      75% of Net Purchase
                                        Payments*
-------------------------------------------------------------

If you are between your 70th and 81st birthdays at the time we issue your contract the table below shows the available EstatePlus benefit:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE         ESTATEPLUS AMOUNT
-------------------------------------------------------------
 All Contract      25% of Earnings      40% of Net Purchase
   Years                                Payments*
-------------------------------------------------------------

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Amount calculations.

We may offer different levels of this benefit based on the number of years you hold your contract and/or your age at the time of issue.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods beginning with the date your contract is issued and ending on the date of death.

What is the EstatePlus Percentage Amount?

We determine the amount of the EstatePlus benefit, based on a percentage of the earnings in your contract at the time of your death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If the earnings amount is negative, no EstatePlus amount will be added.

What is the Maximum EstatePlus Amount?

The EstatePlus benefit is subject to a maximum dollar amount. The maximum EstatePlus amount is equal to a percentage of your Net Purchase Payments.

You must elect EstatePlus at the time of contract application. Once elected, you may not terminate or change this election.

We assess a .25% fee for EstatePlus. On a daily basis we deduct this annual charge from the average daily ending value of the assets you have allocated to the Variable Portfolios.

EstatePlus is not available if you are age 81 or older at the time we issue your contract. Furthermore, a Continuing Spouse cannot benefit from EstatePlus if he/she is age 81 or older on the Continuation Date. SEE SPOUSAL CONTINUATION BELOW. The EstatePlus benefit is not payable after the Latest Annuity Date. You may pay for the EstatePlus benefit and your beneficiary may never receive the benefit if you live past the Latest Annuity Date. SEE INCOME OPTIONS BELOW.

EstatePlus may not be available in your state or through the broker-dealer with which your financial advisor is affiliated. See your financial advisor for information regarding availability.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ESTATEPLUS BENEFIT (IN ITS ENTIRETY OR ANY COMPONENT AT ANY TIME) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

If you are the original owner of the contract and the Beneficiary is your spouse, your spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). Generally, the contract and its elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios or MVA fixed accounts, they will be subject to investment risk as was the original owner.

Upon a spouse's continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except as explained in Appendix C. SEE APPENDIX C BELOW FOR FURTHER EXPLANATION OF THE DEATH BENEFIT CALCULATIONS FOLLOWING A SPOUSAL CONTINUATION.

Generally, the Continuing Spouse cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of EstatePlus. We will terminate EstatePlus if the Continuing Spouse is age 81 or older on the Continuation Date. If EstatePlus is terminated or if the Continuing Spouse dies after the latest Annuity Date, no EstatePlus benefit will be payable. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract. SEE APPENDIX C BELOW FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

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                                    EXPENSES
----------------------------------------------------------------
----------------------------------------------------------------

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below. SEPARATE ACCOUNT CHARGES

The Company deducts a mortality and expense risk charge in the amount of 1.52%, annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company. Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The separate account charges are expected to result in a profit. Profit may be used for any legitimate cost or expense including distribution, depending upon market conditions.

OTHER REVENUE

We may receive compensation of up to 0.40% from the investment advisers of certain of the underlying investments of the Trust for services related to the availability of those underlying investments in the Contract.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ABOVE. If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge. You may also incur a withdrawal charge upon a full surrender.

We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 7 complete years, or 9 years if you elected to participate in the Principal Rewards Program, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines each year a Purchase Payment is in the contract. The two withdrawal charge schedules are as follows:

WITHDRAWAL CHARGE WITHOUT THE PRINCIPAL REWARDS PROGRAM (SCHEDULE A)

-----------------------------------------------------------------------------------------
      YEAR           1        2        3        4        5        6        7        8
-----------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE              7%       6%       5%       4%       3%       2%       1%       0%
-----------------------------------------------------------------------------------------

WITHDRAWAL CHARGE WITH THE PRINCIPAL REWARDS PROGRAM (SCHEDULE B)

-----------------------------------------------------------------------------------------------------------
      YEAR           1        2        3        4        5        6        7        8        9        10
-----------------------------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE              9%       9%       8%       7%       6%       5%       4%       3%       2%       0%
-----------------------------------------------------------------------------------------------------------

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments. SEE ACCESS TO YOUR MONEY ABOVE.

These higher potential withdrawal charges may compensate us for the expenses associated with the Principal Rewards Program.

The Principal Rewards feature of this contract is designed to reward long term investing. We expect that if you remain committed to this investment over the long term, we will profit as a result of fees charged over the life of your contract. However, neither the mortality and expense fees, distribution expenses, contract maintenance fee nor the investment management fees are higher on the Principal Rewards version, than the contract without an election of the bonus feature.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. We will not assess a withdrawal charge when you switch to the Income Phase, except when you elect to receive income payments using the Income Protector feature. If you elect to receive income payments using the Income Protector feature, we assess the entire withdrawal charge applicable to Purchase Payments remaining in your contract when calculating your income benefit base. SEE INCOME OPTIONS BELOW.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.

INVESTMENT CHARGES

  INVESTMENT MANAGEMENT FEES

Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Variable Portfolios. The Fee Tables illustrate these charges and expenses. For more detailed information on these investment charges, refer to the accompanying prospectuses for the Trusts.

  12B-1 FEES

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. For SunAmerica Series Trust ("SAST"), under the distribution plan which is applicable to Class 1 and 2 shares, recaptured brokerage commissions will be used to make payments to SunAmerica Capital Services, Inc., the SAST's Distributor, to pay for various distribution activities on behalf of the SAST Portfolios. These distribution fees will not increase the cost of your investment or affect your return.

In addition, the 0.25% fee applicable to Class II shares of the Van Kampen Life Investment Trust, Class 2 shares of the American Funds Insurance Series and Class 3 of the Anchor Series Trust and SunAmerica Series Trust is generally used to pay financial intermediaries for services provided over the life of your contract.

For more detailed information on these Investment Charges, refer to the prospectuses for the underlying portfolios.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we subtract a contract maintenance fee from your account once per year. This charge compensates us for the cost of contract administration. We deduct the $35 contract maintenance fee ($30 in North Dakota) from your account value on your contract anniversary. If you withdraw your entire contract value, we deduct the fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we will waive the charge. This waiver is subject to change without notice.

TRANSFER FEE

Generally, we currently permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year ($10 in Pennsylvania and Texas). SEE INVESTMENT OPTIONS ABOVE.

OPTIONAL CAPITAL PROTECTOR FEE

The fee for the Capital Protector feature is as follows:

CONTRACT YEAR                                             ANNUALIZED CHARGE
-------------                                             -----------------
 0-7                                                            0.45%
 8-10                                                           0.15%
 11+                                                             none

The fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted at the end of the first contract quarter and quarterly thereafter from your contract value.

OPTIONAL ESTATEPLUS FEE

We charge 0.25% for the EstatePlus feature. On a daily basis we deduct this charge from the average daily ending value of the assets you have allocated to the Variable Portfolios.

OPTIONAL INCOME PROTECTOR FEE

The Income Protector feature fee is as follows:

Annual Fee as a % of Your Income Benefit Base...............  0.10%

The fee is deducted annually from your contract value. The Income Benefit Base is generally calculated by using your contract value on the date of your effective enrollment in the program and then each subsequent contract anniversary, adding Purchase Payments made since the prior contract anniversary, less proportional withdrawals, and fees and charges applicable to those withdrawals.

PREMIUM TAX

Certain states charge the Company a tax on the premiums you pay into the contract ranging from 0% to 3.5%. We deduct from your contract these premium tax charges from your contract where applicable. Currently we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

AIG SunAmerica Life may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.
----------------------------------------------------------------
----------------------------------------------------------------
                                 INCOME OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

If you switch to the Income Phase prior to a Deferred Payment Enhancement Date, we will not allocate the corresponding Deferred Payment Enhancement to your contract. SEE PRINCIPAL REWARDS PROGRAM ABOVE.

Income payments must begin on or before the Latest Annuity Date, which is your 95th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS

Currently, this Contract offers five income options unless you chose to take income under the Income Protector feature (see below). Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments based on joint lives, we pay according to Option 3 for a period of 10 years.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed income payments being made) may redeem any remaining guaranteed variable income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

For information regarding Income Options using the Income Protector feature, please see below. Please read the Statement of Additional Information ("SAI") for a more detailed discussion of the income options.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable and if your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable, unless otherwise elected. If income payments are fixed, AIG SunAmerica Life guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments, state law allowing.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin, and in most states if a Non-qualified contract, your gender; and

     - the value of your contract in the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.
The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. See also ACCESS TO YOUR MONEY above for a discussion of when payments from a Variable Portfolio may be suspended or postponed.

THE INCOME PROTECTOR FEATURE

The Income Protector feature is a future "safety net" which can offer you the ability to receive a guaranteed fixed minimum retirement income when you switch to the Income Phase. If you elect the Income Protector feature you can know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions.

The minimum level of Income Protector benefit available is generally based upon the Purchase Payments remaining in your contract at the time you decide to begin taking income. We charge a fee for the Income Protector benefit. This feature may not be available in your state. Check with your financial representative regarding availability.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE INCOME PROTECTOR FEATURE AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

     HOW WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME

If you elect the Income Protector feature, we base the amount of minimum income available to you upon a calculation we call the Income Benefit Base. At the time your participation in the Income Protector program becomes effective, your Income Benefit Base is equal to your contract value. Participation in the Income Protector program is effective on either the date of issue of the contract (if elected) or at the contract anniversary following your election of the Income Protector.

The income benefit base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.

Your income benefit base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The exact income benefit base calculation is equal to (a) plus (b) minus (c) where:

     (a) is equal to, for the first year of calculation, your initial Purchase Payment, or for each subsequent year of calculation, the income benefit base on the prior contract anniversary, and;

     (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the last contract anniversary, and;

     (c) is equal to all withdrawals and applicable fees and charges since the last contract anniversary, in an amount proportionate to the amount by which such withdrawals decreased your contract value.

If you decide that you want the protection offered by the Income Protector feature, you must elect the feature by completing the Income Protector Election Form available through our Annuity Service Center.

In order to obtain the benefit of the Income Protector you may not begin the Income Phase for at least seven years following your election. You may not elect this Program if the required waiting period before beginning the Income Phase would occur later than your Latest Annuity Date.

The current option offered is:

                                                          WAITING
FEE AS A % OF YOUR INCOME BENEFIT BASE*                   PERIOD*
---------------------------------------                   -------
0.10%...................................................  7 years

* If you elect the feature on a subsequent anniversary, the Fees, and/or waiting period may be different.

     RE-SET OF YOUR INCOME PROTECTOR BENEFIT

You may also have the opportunity to "Re-Set" your Income Benefit Base. The Re-Set feature allows you to increase your Income Benefit Base to the amount of your contract value on your next contract anniversary. You can only Re-Set within the 30 days before your next contract anniversary. The waiting period before you can begin the Income Phase will be determined based on the offerings available for your elected level of protection at the time your make an election to Re-Set. In addition, the Income Protector fee will be charged as a percentage of your re-set Income Benefit Base. You may not elect to Re-Set if the required waiting period before beginning the Income Phase would occur later than your Latest Annuity Date.

For more information on how to Re-Set your Income Protector benefit, please contact your financial advisor or our Annuity Service Center.

     ELECTING TO RECEIVE INCOME PAYMENTS

You may elect to begin the Income Phase of your contract using the Income Protector Program ONLY within the 30 days after the 7th or later contract anniversary following the effective date of your Income Protector participation or Re-Set.

The contract anniversary of, or prior to, your election to begin receiving annuity payments is your Income Benefit Date. This is the date as of which we calculate your Income Benefit Base to use in determining your guaranteed minimum fixed retirement income. To arrive at the minimum guaranteed retirement income available to you we apply the annuity rates stated in your Income Protector Endorsement for the income option you select to your final Income Benefit Base. You then choose if you would like to receive that income annually, quarterly or monthly for the time guaranteed under your selected annuity option. Your final Income Benefit Base is equal to (a) minus (b) where:

     (a) is your Income Benefit Base as of your Income Benefit Date, and;

     (b) is any partial withdrawals of contract value and any charges applicable to those withdrawals and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract as of the Income Benefit Date, and any applicable premium taxes.

The income options available when using the Income Protector Program to receive your fixed retirement income are:

     - Life Annuity with 10 Year Period Certain, or

     - Joint and 100% Survivor Annuity with 20 Year Period Certain

At the time you elect to begin receiving annuity payments, we will calculate your annual income using both your final Income Benefit Base and your contract value. We will use the same income option for each calculation; however, the annuity factors used to calculate your income under the Income Protector will be different. You will receive whichever provides a greater stream of income. If you annuitize using the Income Protector your income payments will be fixed in amount. You are not required to use the Income Protector to receive income payments. However, we will not refund fees paid for the Income Protector if you annuitize under the general provisions of your contract. In addition, if applicable, a surrender charge will apply if you take income under the Income Protector feature. YOU MAY NEVER NEED TO RELY UPON THE INCOME PROTECTOR, IF YOUR CONTRACT PERFORMS WITHIN A HISTORICALLY ANTICIPATED RANGE. HOWEVER, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

FEES ASSOCIATED WITH THE INCOME PROTECTOR PROGRAM If you elect the Income Protector, we charge an annual fee, as follows:

Fee as a % of Your Income Benefit Base*...................  0.10%

* If you elect the feature on a subsequent anniversary, the Fees may be different.

We deduct the annual fee from your actual contract value. If your contract is issued with the Income Protector program we begin deducting the annual fee on your first contract anniversary. If you elect the feature it at some later date, we begin deducting the annual fee on the contract anniversary following the date on which your participation in the program becomes effective. Upon a Re-Set of your Income Protector feature, the fee will be charged upon your Re-Set Income Benefit Base. Upon Re-Set of this feature you may be charged a higher fee depending based on the then-current offerings.

It is important to note that once you elect the Income Protector feature you may not cancel your election. We will deduct the charge from your contract value on every contract anniversary up to and including your Income Benefit Date. Additionally, we deduct the full annual fee from any full surrender of your contract requested prior to your contract anniversary based on the Income Benefit Base at time of surrender.

NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an income option that does not exceed your life expectancy. That restriction, if it applies to you, may limit the benefit of the Income Protector program. To utilize the Income Protector feature, you must take income payments under one of the two income options described above. If those income options exceed your life expectancy, you may be prohibited from receiving your guaranteed fixed income under the program. If you own a qualified contract to which this restriction applies and you elect the Income Protector program, you may pay for this minimum guarantee and not be able to realize the benefit.

You may wish to consult your tax advisor for information concerning your particular circumstances. APPENDIX D BELOW PROVIDES EXAMPLES OF THE OPERATION OF THE INCOME PROTECTOR FEATURE.

If you elect Capital Protector, you may not elect to participate in the Income Protector program.
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                                      TAXES
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----------------------------------------------------------------

NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. THIS INFORMATION ADDRESSES GENERAL FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances:
(1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die;
(3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); and, except in the case of an IRA; (8) when you separate from service after attaining age 55; (9) when paid for health insurance if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments to a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRS requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. If you own an IRA, you must begin taking distributions when you attain age 70 1/2, regardless of when you retire. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semiannual or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This Contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A NON-QUALIFIED CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. Also, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning or pledging a non-qualified contract.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying Variable Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not AIG SunAmerica Life, would be considered the owner of the shares of the Variable Portfolios under your Nonqualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Nonqualified Contract , could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

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                                   PERFORMANCE
----------------------------------------------------------------
----------------------------------------------------------------

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When we advertise performance for periods prior to the date the contracts were first issued, we derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the subaccount was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.

Consult the Statement of Additional Information for more detailed information regarding the calculation of performance data. The performance of each Variable Portfolio may also be measured against unmanaged market indices. The indices we use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the Variable Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

AIG SunAmerica Life may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch Ratings. A.M. Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.

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                                OTHER INFORMATION
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AIG SUNAMERICA LIFE

AIG SunAmerica Life is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, AIG SunAmerica Life redomesticated under the laws of the state of Arizona.

AIG SunAmerica Life and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, AIG SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. (comprising seven-wholly owned broker-dealers and two investment advisors), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds and broker-dealer services.

THE SEPARATE ACCOUNT

AIG SunAmerica Life established Variable Separate Account ("separate account"), under Arizona law on January 1, 1996 when it assumed the separate account, originally established under California law on June 25, 1981. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

AIG SunAmerica Life owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by AIG SunAmerica Life. Income gains and losses (realized and unrealized) resulting from assets in the separate account are credited to or charged against the separate account without regard to other income gains or losses of AIG SunAmerica Life. Assets in the separate account are not guaranteed by AIG SunAmerica Life.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into AIG SunAmerica Life's general account. The general account consists of all of AIG SunAmerica Life's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any AIG SunAmerica Life contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We pay an initial commission of up to 8.00% of your Purchase Payment. We may also pay an annual trail commission of up to 1.50% payable quarterly as early as the second contract year. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers which may or may not be affiliated and/or certain registered representatives that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 distributes the contracts. SunAmerica Capital Services, an affiliate of AIG SunAmerica Life, is registered as a broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the accumulation phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. AIG SunAmerica Life engages in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets, nor are they material with respect to the Separate Account.

OWNERSHIP

The Polaris Platinum II Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate. In some states, a Flexible Payment Individual Modified Guaranteed and Variable Deferred Annuity contract is available instead. Such a contract is identical to the contract described in this prospectus, with the exception that we issue it directly to the owner.

INDEPENDENT ACCOUNTANTS

The consolidated financial statements of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002 and financial statements of Variable Separate Account at December 31, 2002 and for each of the two years in the period ended December 31, 2002, are incorporated by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.
----------------------------------------------------------------
----------------------------------------------------------------
                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are tabulated below.

Separate Account..............................     3
General Account...............................     3
Performance Data..............................     4
Income Payments...............................    12
Annuity Unit Values...........................    12
Death Benefit Options for Contracts Issued
  Before October 24, 2001.....................    13
Taxes.........................................    19
Distribution of Contracts.....................    23
Financial Statements..........................    23

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       APPENDIX A - CONDENSED FINANCIALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 INCEPTION TO
                         PORTFOLIOS                                12/31/02
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  Capital Appreciation (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $24.182
                                                               (b) $24.182
        Ending AUV..........................................   (a) $25.794
                                                               (b) $25.769
        Ending Number of AUs................................   (a) 137,717
                                                               (b) 7,742
-------------------------------------------------------------------------------
  Government and Quality Bond (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $16.370
                                                               (b) $16.370
        Ending AUV..........................................   (a) $16.472
                                                               (b) $16.443
        Ending Number of AUs................................   (a) 290,385
                                                               (b) 50,620
-------------------------------------------------------------------------------
  Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $19.417
                                                               (b) $19.417
        Ending AUV..........................................   (a) $20.848
                                                               (b) $20.811
        Ending Number of AUs................................   (a) 65,224
                                                               (b) 7,793
-------------------------------------------------------------------------------
  Natural Resources (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $13.753
                                                               (b) $13.753
        Ending AUV..........................................   (a) $15.272
                                                               (b) $15.260
        Ending Number of AUs................................   (a) 3,369
                                                               (b) 3,108
-------------------------------------------------------------------------------
  Aggressive Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $10.011
                                                               (b) $10.011
        Ending AUV..........................................   (a) $10.077
                                                               (b) $10.067
        Ending Number of AUs................................   (a) 9,218
                                                               (b) 527
-------------------------------------------------------------------------------
  Alliance Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $21.881
                                                               (b) $21.881
        Ending AUV..........................................   (a) $21.940
                                                               (b) $21.905
        Ending Number of AUs................................   (a) 45,029
                                                               (b) 5,469
-------------------------------------------------------------------------------
  Blue Chip Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $4.530
                                                               (b) $4.530
        Ending AUV..........................................   (a) $4.659
                                                               (b) $4.646
        Ending Number of AUs................................   (a) 25,770
                                                               (b) 369
-------------------------------------------------------------------------------
  Cash Management (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $13.025
                                                               (b) $13.025
        Ending AUV..........................................   (a) $13.018
                                                               (b) $12.985
        Ending Number of AUs................................   (a) 281,453
                                                               (b) 94,850
-------------------------------------------------------------------------------
  Corporate Bond (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $14.394
                                                               (b) $14.394
        Ending AUV..........................................   (a) $14.704
                                                               (b) $14.702
        Ending Number of AUs................................   (a) 115,713
                                                               (b) 2,563
-------------------------------------------------------------------------------
              AU - Accumulation Unit
              AUV - Accumulation Unit Value
              (a) Without election of the optional EstatePlus feature
              (b) With election of the optional EstatePlus feature

                                                                 INCEPTION TO
                         PORTFOLIOS                                12/31/02
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Davis Venture Value (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $20.108
                                                               (b) $20.108
       Ending AUV...........................................   (a) $21.460
                                                               (b) $21.427
       Ending Number of AUs.................................   (a) 115,086
                                                               (b) 25,333
-------------------------------------------------------------------------------
 "Dogs" of Wall Street (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $8.149
                                                               (b) $8.149
       Ending AUV...........................................   (a) $8.902
                                                               (b) $8.901
       Ending Number of AUs.................................   (a) 15,055
                                                               (b) 7,757
-------------------------------------------------------------------------------
 Emerging Market (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $5.486
                                                               (b) $5.486
       Ending AUV...........................................   (a) $5.958
                                                               (b) $5.952
       Ending Number of AUs.................................   (a) 11,000
                                                               (b) 1,832
-------------------------------------------------------------------------------
 Federated American Leaders (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $11.895
                                                               (b) $11.895
       Ending AUV...........................................   (a) $12.912
                                                               (b) $12.895
       Ending Number of AUs.................................   (a) 60,297
                                                               (b) 7,324
-------------------------------------------------------------------------------
 Foreign Value (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $8.970
                                                               (b) $8.970
       Ending AUV...........................................   (a) $9.407
                                                               (b) $9.390
       Ending Number of AUs.................................   (a) 163,234
                                                               (b) 12,214
-------------------------------------------------------------------------------
 Global Bond (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $16.095
                                                               (b) $16.095
       Ending AUV...........................................   (a) $16.324
                                                               (b) $16.246
       Ending Number of AUs.................................   (a) 14,628
                                                               (b) 90
-------------------------------------------------------------------------------
 Global Equities (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $11.708
                                                               (b) $11.708
       Ending AUV...........................................   (a) $12.546
                                                               (b) $12.519
       Ending Number of AUs.................................   (a) 7,750
                                                               (b) 13
-------------------------------------------------------------------------------
 Growth-Income (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $20.102
                                                               (b) $20.102
       Ending AUV...........................................   (a) $20.787
                                                               (b) $20.749
       Ending Number of AUs.................................   (a) 52,756
                                                               (b) 877
-------------------------------------------------------------------------------
 Growth Opportunities (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $3.230
                                                               (b) $3.230
       Ending AUV...........................................   (a) $3.435
                                                               (b) $3.434
       Ending Number of AUs.................................   (a) 35,308
                                                               (b) 16,803
-------------------------------------------------------------------------------
 High-Yield Bond (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $10.951
                                                               (b) $10.951
       Ending AUV...........................................   (a) $11.586
                                                               (b) $11.563
       Ending Number of AUs.................................   (a) 23,586
                                                               (b) 5,755
-------------------------------------------------------------------------------
              AU - Accumulation Unit
              AUV - Accumulation Unit Value
              (a) Without election of the optional EstatePlus feature
              (b) With election of the optional EstatePlus feature

                                                                 INCEPTION TO
                         PORTFOLIOS                                12/31/02
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
International Diversified Equities (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $6.995
                                                               (b) $6.995
       Ending AUV...........................................   (a) $7.170
                                                               (b) $7.157
       Ending Number of AUs.................................   (a) 111,291
                                                               (b) 13,612
-------------------------------------------------------------------------------
 International Growth and Income (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $8.000
                                                               (b) $8.000
       Ending AUV...........................................   (a) $8.330
                                                               (b) $8.343
       Ending Number of AUs.................................   (a) 103,102
                                                               (b) 1,722
-------------------------------------------------------------------------------
 Marsico Growth (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $7.628
                                                               (b) $7.628
       Ending AUV...........................................   (a) $7.429
                                                               (b) $7.419
       Ending Number of AUs.................................   (a) 75,347
                                                               (b) 22,137
-------------------------------------------------------------------------------
 MFS Massachusetts Investors Trust (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $14.084
                                                               (b) $14.084
       Ending AUV...........................................   (a) $14.930
                                                               (b) $14.910
       Ending Number of AUs.................................   (a) 30,003
                                                               (b) 2,373
-------------------------------------------------------------------------------
 MFS Mid-Cap Growth (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $6.525
                                                               (b) $6.525
       Ending AUV...........................................   (a) $6.965
                                                               (b) $6.950
       Ending Number of AUs.................................   (a) 127,090
                                                               (b) 14,748
-------------------------------------------------------------------------------
 MFS Total Return (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $18.961
                                                               (b) $18.961
       Ending AUV...........................................   (a) $19.853
                                                               (b) $19.815
       Ending Number of AUs.................................   (a) 114,386
                                                               (b) 17,494
-------------------------------------------------------------------------------
 Putnam Growth: Voyager (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $13.178
                                                               (b) $13.178
       Ending AUV...........................................   (a) $13.785
                                                               (b) $13.756
       Ending Number of AUs.................................   (a) 26,714
                                                               (b) 3,638
-------------------------------------------------------------------------------
 Real Estate (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $11.543
                                                               (b) $11.543
       Ending AUV...........................................   (a) $11.836
                                                               (b) $11.824
       Ending Number of AUs.................................   (a) 21,457
                                                               (b) 5,369
-------------------------------------------------------------------------------
 Small & Mid Cap Value (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $9.180
                                                               (b) $9.180
       Ending AUV...........................................   (a) $10.122
                                                               (b) $10.100
       Ending Number of AUs.................................   (a) 107,425
                                                               (b) 10,354
-------------------------------------------------------------------------------
 SunAmerica Balanced (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $12.518
                                                               (b) $12.518
       Ending AUV...........................................   (a) $12.509
                                                               (b) $12.492
       Ending Number of AUs.................................   (a) 8,446
                                                               (b) 12,402
-------------------------------------------------------------------------------

              AU - Accumulation Unit
              AUV - Accumulation Unit Value
              (a) Without election of the optional EstatePlus feature
              (b) With election of the optional EstatePlus feature

                                                                 INCEPTION TO
                         PORTFOLIOS                                12/31/02
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Technology (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $1.432
                                                               (b) $1.432
       Ending AUV...........................................   (a) $1.716
                                                               (b) $1.715
       Ending Number of AUs.................................   (a) 79,837
                                                               (b) 20,700
-------------------------------------------------------------------------------
 Lord Abbett Series Fund Growth and Income (Inception
   Date - 09/30/02)
       Beginning AUV........................................   (a) $7.486
                                                               (b) $7.471
       Ending AUV...........................................   (a) $8.180
                                                               (b) $8.159
       Ending Number of AUs.................................   (a) 62,903
                                                               (b) 39,318
-------------------------------------------------------------------------------
 Van Kampen LIT Comstock, Class II Shares (Inception
   Date - 09/30/02)
       Beginning AUV........................................   (a) $7.298
                                                               (b) $7.296
       Ending AUV...........................................   (a) $8.101
                                                               (b) $8.094
       Ending Number of AUs.................................   (a) 73,831
                                                               (b) 11,726
-------------------------------------------------------------------------------
 Van Kampen LIT Emerging Growth, Class II Shares (Inception
   Date - 09/30/02)
       Beginning AUV........................................   (a) $7.139
                                                               (b) $7.133
       Ending AUV...........................................   (a) $6.916
                                                               (b) $6.906
       Ending Number of AUs.................................   (a) 33,388
                                                               (b) 1,754
-------------------------------------------------------------------------------
 Van Kampen LIT Growth and Income, Class II Shares (Inception
   Date - 09/30/02)
       Beginning AUV........................................   (a) $8.181
                                                               (b) $8.180
       Ending AUV...........................................   (a) $8.826
                                                               (b) $8.197
       Ending Number of AUs.................................   (a) 189,460
                                                               (b) 16,825
-------------------------------------------------------------------------------
 Balanced (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $6.410
                                                               (b) $6.394
       Ending AUV...........................................   (a) $6.765
                                                               (b) $6.737
       Ending Number of AUs.................................   (a) 96,311
                                                               (b) 13,638
-------------------------------------------------------------------------------
 Conservative Growth (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $6.183
                                                               (b) $6.188
       Ending AUV...........................................   (a) $6.589
                                                               (b) $6.572
       Ending Number of AUs.................................   (a) 26,095
                                                               (b) 4,569
-------------------------------------------------------------------------------
 Strategic Growth (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $6.386
                                                               (b) $6.373
       Ending AUV...........................................   (a) $6.874
                                                               (b) $6.842
       Ending Number of AUs.................................   (a) 34,328
                                                               (b) 24
-------------------------------------------------------------------------------
 American Funds Global Growth (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $10.000
                                                               (b) $10.000
       Ending AUV...........................................   (a) $10.949
                                                               (b) $10.936
       Ending Number of AUs.................................   (a) 92,435
                                                               (b) 12,106
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
              AU - Accumulation Unit
              AUV - Accumulation Unit Value
              (a) Without election of the optional EstatePlus feature
              (b) With election of the optional EstatePlus feature

                                                                 INCEPTION TO
                         PORTFOLIOS                                12/31/02
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
American Funds Growth (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $10.000
                                                               (b) $10.000
       Ending AUV...........................................   (a) $10.884
                                                               (b) $10.876
       Ending Number of AUs.................................   (a) 179,113
                                                               (b) 40,944
-------------------------------------------------------------------------------
 American Funds Growth-Income (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $10.000
                                                               (b) $10.000
       Ending AUV...........................................   (a) $10.884
                                                               (b) $10.872
       Ending Number of AUs.................................   (a) 264,424
                                                               (b) 30,474
-------------------------------------------------------------------------------
        AU - Accumulation Unit
        AUV - Accumulation Unit Value
        (a) Without election of the optional EstatePlus feature
        (b) With election of the optional EstatePlus feature

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The information in this Appendix applies only if you take money out of a FAGP (with a duration longer than 1 year) or Fixed Advantage 7 before the end of the guarantee period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate We use a rate being offered by Us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, We determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

Where the MVA is negative, We first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, We deduct the remainder from your withdrawal. Where the MVA is positive, We add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 - 1

  where:

        I is the interest rate you are earning on the money invested in the FAGP or Fixed Advantage 7;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP or for Fixed Advantage 7 the currently offered initial interest rate for new contracts issued with the Fixed Advantage 7 fixed account option;

        N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP or Fixed Advantage 7; and

        L is 0.005 (some states require a different value. Please see your contract.)

We do not assess an MVA against withdrawals from an FAGP under the following circumstances:

     - If a withdrawal is made within 30 days after the end of a guarantee period;

     - If a withdrawal is made to pay contract fees and charges;

     - To pay a death benefit; and

     - Upon beginning an income option, if occurring on the Latest Annuity Date.

We do not assess an MVA against withdrawals from Fixed Advantage 7 under the following circumstances:

     - If a withdrawal is made to pay contract fees and charges;

     - To pay a death benefit; and

     - To make automated transfers of accumulated interest to the Variable Portfolios.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee periods available or Surrender
                    Charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N=18);

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

     (4) Your contract was issued in a state where L=0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free look amount.

The MVA factor is = [(1+I/(1+J+0.005)]N/12 - 1
                  = [(1.05)/(1.04+0.005)](18/12) - 1
                  = (1.004785)1.5 - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 X (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls with the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.005)](N/12) - 1
                  = [(1.05)/(1.06+0.005)](18/12) - 1
                  = (0.985915)(1.5) - 1
                  = 0.978948 - 1
                  = - 0.021052

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 X (-0.021052) = -$84.21

$84.21 represents the negative MVA that will be deducted from the money remaining in the 3-year FAGP.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(I+J+0.005)](N/12) - 1
                  = [(1.05)/(1.04+0.005)](18/12) - 1
                  = (1.004785)(1.5) - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 X (+0.007186) = +$27.02

$27.02 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(I+J+0.005)](N/12) - 1
                  = [(1.05)/(1.06+0.005)](18/12) - 1
                  = (0.985915)(1.5) - 1
                  = 0.978948 - 1
                  = - 0.021052

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 X (-0.021052) = -$79.16

$79.16 represents the negative MVA that would be deducted from the withdrawal.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The term Continuation Net Purchase Payments is used frequently to describe the death benefits payable to the beneficiary of the Continuing Spouse for contracts issued on or after October 24, 2001. We define Continuation Net Purchase Payments as Net Purchase Payments made on and/or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The term "Gross Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.

The following describes the death benefit options following spousal continuation for contracts issued on or after October 24, 2001:

     1. PURCHASE PAYMENT ACCUMULATION OPTION

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments recorded after the date of death; and reduced by any Gross Withdrawals recorded after the date of death in the same proportion that the Gross Withdrawal reduced the contract value on the date of each withdrawal; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary and reduced for any Gross Withdrawals recorded after the seventh contract anniversary in the same proportion that the Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the Continuation
             Date) plus any Purchase Payments; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Net Purchase Payments made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the original contract issue date) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the withdrawal; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Gross Withdrawals since the seventh contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the contract issue date) plus any Purchase Payments; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.

     2. MAXIMUM ANNIVERSARY VALUE OPTION -- if the continuing spouse is below age 90 at the time of death, and:

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments; or

          c. The maximum anniversary value on any contract anniversary occurring after the Continuation

             Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any Gross Withdrawals recorded since the contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:
          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Net Purchase Payments received since the original issue date; or

          c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Gross Withdrawals since the contract anniversary in the same proportion that the Gross Withdrawal reduced each contract value on the date of the Gross Withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.

          If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.

          Please see the Statement of Additional Information for a description of the death benefit calculations following a Spousal Continuation for contracts issued before October 24, 2001.

B. THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefit may increase the death benefit amount. The EstatePlus benefit is only available if the original owner elected EstatePlus and it has not been terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable, based on the number of years the Continuing Spouse has held the contract since the Continuation Date. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.

The table below shows the EstatePlus benefit if the Continuing Spouse is 69 or younger on the Continuation Date

-------------------------------------------------------------------
 CONTRACT YEAR          ESTATEPLUS                 MAXIMUM
    OF DEATH            PERCENTAGE            ESTATEPLUS AMOUNT
-------------------------------------------------------------------
 Years 0-4         25% of Earnings         40% of Continuation Net
                                           Purchase Payments
-------------------------------------------------------------------
 Years 5-9         40% of Earnings         65% of Continuation Net
                                           Purchase Payments*
-------------------------------------------------------------------
 Years 10+         50% of Earnings         75% of Continuation Net
                                           Purchase Payments*
-------------------------------------------------------------------

If the Continuing Spouse is between their 70th and 81st birthdays on the Continuation Date, the available EstatePlus benefit is:

-------------------------------------------------------------------
 CONTRACT YEAR          ESTATEPLUS                 MAXIMUM
    OF DEATH            PERCENTAGE            ESTATEPLUS AMOUNT
-------------------------------------------------------------------
 All Contract      25% of Earnings         40% of Continuation Net
  Years                                    Purchase Payments*
-------------------------------------------------------------------

* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum Estate Plus Percentage calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the EstatePlus amount?

We determine the EstatePlus amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

          (1) equals the contract value on the Continuing Spouse's date of death;

          (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus amount is a percentage of the Continuation Net Purchase Payments.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   APPENDIX D - HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR
                                    FEATURE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      POLARIS PLATINUM II INCOME PROTECTOR

This table assumes a $100,000 initial investment in a non-qualified contract with no further premiums, no withdrawals, no step-ups and no premium taxes; and the election of optional Base Income Protector at contract issue.

-------------------------------------------------------------------
             ANNUAL INCOME IF YOU ANNUITIZE ON CONTRACT ANNIVERSARY
IF AT ISSUE               7          10          15          20
  YOU ARE    1 - 6    (AGE 67)    (AGE 70)    (AGE 75)    (AGE 80)
-------------------------------------------------------------------
Male           N/A       6,108       6,672       7,716       8,832
age 60*
-------------------------------------------------------------------
Female         N/A       5,388       5,880       6,900       8,112
age 60*
-------------------------------------------------------------------
Joint**
Male -- 60     N/A       4,716       5,028       5,544       5,928
Female -- 60
-------------------------------------------------------------------

 * Life Annuity with 10 Year Period Certain
** Joint and 100% Survivor Annuity with 20 Year Period Certain

The Income Protector may not be available in your state. Please consult your financial adviser for information regarding availability of this program in your state.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                APPENDIX E - PRINCIPAL REWARDS PROGRAM EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

I.  DEFERRED PAYMENT ENHANCEMENT

If you elect to participate in the Principal Rewards Program at contract issue, we contribute at least 2% of each Purchase Payment to your contract for each Purchase Payment we receive as an Upfront Payment Enhancement. Any applicable Deferred Payment Enhancement is allocated to your contract on the corresponding Deferred Payment Enhancement Date and, if declared by the Company, is a percentage of your remaining Purchase Payment on the Deferred Payment Enhancement Date. Deferred Purchase Payment Enhancements are reduced proportionately by partial withdrawals of that Purchase Payment prior to the Deferred Payment Enhancement Date.

The examples that follow assume an initial Purchase Payment of $125,000 and that the Deferred Payment Enhancement is 1%.

For purposes of the example, the Deferred Payment Enhancement Date is the 9th anniversary of the Purchase Payment.

     EXAMPLE 1 -- NO WITHDRAWALS ARE MADE

The Upfront Payment Enhancement allocated to your contract is $2,500 (2% of $125,000).

On your 9th contract anniversary, the Deferred Payment Enhancement Date, your Deferred Payment Enhancement of $1,250 (1% of your remaining Purchase Payment or $125,000) will be allocated to your contract.

     EXAMPLE 2 -- WITHDRAWAL MADE PRIOR TO DEFERRED PAYMENT ENHANCEMENT DATE

As in Example 1, your Upfront Payment Enhancement is $2,500.

This example also assumes the following:

     1. Your contract value on your 5th contract anniversary is $190,000.

     2. You request a withdrawal of $75,000 on your 5th contract anniversary.

     3. No subsequent Purchase Payments have been made.

     4. No prior withdrawals have been taken.

     5. Funds are not allocated to any of the MVA Fixed Accounts.

On your 5th contract anniversary, your penalty-free earnings in the contract are $65,000 ($190,000 contract value less your $125,000 investment in the contract). Therefore, you are withdrawing $10,000 of your initial Purchase Payment. Your contract value will also be reduced by a $500 withdrawal charge on the $10,000 Purchase Payment (5% of $10,000). Your gross withdrawal is $75,500 of which $10,500 constitutes part of your Purchase Payment.

The withdrawal of $10,500 of your $125,000 Purchase Payment is a withdrawal of 8.4% of your Purchase Payment. Therefore, only 91.6%, or $114,500, of your initial Purchase Payment remains in your contract.

On your 9th contract anniversary, the Deferred Payment Enhancement Date, assuming no other transactions occur affecting the Purchase Payment, we allocate your Deferred Payment Enhancement of $1,145 (1% of your remaining Purchase Payment, $114,500) to your contract.

II.  90 DAY WINDOW

The following hypothetical examples assume that the Company is offering Upfront and Deferred Payment Enhancements in accordance with this chart at the time each Purchase Payment is received:

----------------------------------------------------------------------
                        UPFRONT      DEFERRED           DEFERRED
                        PAYMENT       PAYMENT           PAYMENT
                      ENHANCEMENT   ENHANCEMENT       ENHANCEMENT
 ENHANCEMENT LEVEL       RATE          RATE               DATE
----------------------------------------------------------------------
 Under $40,000             2%            0%       N/A
----------------------------------------------------------------------
 $40,000 - $99,999         4%            0%       N/A
----------------------------------------------------------------------
 $100,000 - $499,999       4%            1%       Nine years from the
                                                  date we receive each
                                                  Purchase Payment.
----------------------------------------------------------------------
 $500,000 - more           4%            2%       Nine years from the
                                                  date we receive each
                                                  Purchase Payment.
----------------------------------------------------------------------

Contracts issued with the Principal Rewards feature after April 3, 2000, may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, we will total your Purchase Payments remaining in your contract at that time, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date we issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued.

This example assumes the following:

     1. Above Enhancement Levels, Rates and Dates throughout the first 90 days.

     2. No withdrawal in the first 90 days.

     3. Initial Purchase Payment of $35,000 on December 1, 2000.

     4. Subsequent Purchase Payment of $40,000 on January 15, 2001.

     5. Subsequent Purchase Payment of $25,000 on January 30, 2001.

     6. Subsequent Purchase Payment of $7,500 on February 12, 2001.

ENHANCEMENT AT THE TIME PURCHASE PAYMENTS ARE RECEIVED

----------------------------------------------------------------------------------
                                                                     DEFERRED
                         PURCHASE     UPFRONT      DEFERRED          PAYMENT
    DATE OF              PAYMENT      PAYMENT       PAYMENT        ENHANCEMENT
    PURCHASE PAYMENT      AMOUNT    ENHANCEMENT   ENHANCEMENT          DATE
----------------------------------------------------------------------------------
     December 1, 2000    $35,000         2%            0%              N/A
----------------------------------------------------------------------------------
     January 15, 2001    $40,000         4%            0%              N/A
----------------------------------------------------------------------------------
     January 30, 2001    $25,000         4%            1%        January 30, 2010
----------------------------------------------------------------------------------
     February 12, 2001   $ 7,500         4%            1%       February 12, 2010
----------------------------------------------------------------------------------

ENHANCEMENT ADJUSTMENTS ON THE 90TH DAY FOLLOWING CONTRACT ISSUE

The sum of all Purchase Payments made in the first 90 days of the contract equals $107,500. According to the Enhancement Levels in effect at the time this contract was issued, a $107,500 Purchase Payment would have received a 4% Upfront Payment Enhancement and a 1% Deferred Payment Enhancement. Under the 90 Day Window provision all Purchase Payments made within those first 90 days would receive the benefit of the parameters in place at the time the contract was issued, as if all of the Purchase Payments were received on the date of issue. Thus, the first two Purchase Payments would be adjusted on the 90th day following contract issue, as follows:

----------------------------------------------------------------------------------
                                                                     DEFERRED
                         PURCHASE     UPFRONT      DEFERRED          PAYMENT
    DATE OF              PAYMENT      PAYMENT       PAYMENT        ENHANCEMENT
    PURCHASE PAYMENT      AMOUNT    ENHANCEMENT   ENHANCEMENT          DATE
----------------------------------------------------------------------------------
     December 1, 2000    $35,000         4%            1%        December 1, 2009
----------------------------------------------------------------------------------
     January 15, 2001    $40,000         4%            1%        January 15, 2010
----------------------------------------------------------------------------------
     January 30, 2001    $25,000         4%            1%        January 30, 2010
----------------------------------------------------------------------------------
     February 12, 2001   $ 7,500         4%            1%       February 12, 2010
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Polaris Platinum II Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip

        Date: ------------------------------ Signed: ------------------------------

   Return to:  AIG SunAmerica Life Assurance Company, Annuity Service Center,
               P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                            VARIABLE SEPARATE ACCOUNT
     SUPPLEMENT TO THE POLARIS PLATINUM II (R-3035-PRN (R 4/03)) PROSPECTUS
                                DATED MAY 1, 2003
--------------------------------------------------------------------------------

THIS REPLACES THE SUPPLEMENT DATED AUGUST 11, 2003.

THE DATE OF THE PROSPECTUS IS CHANGED TO AUGUST 21, 2003.

ALL REFERENCES IN THE PROSPECTUS TO THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION ARE HEREBY CHANGED TO AUGUST 21, 2003.

THE FOLLOWING SUPPLEMENTS THE FEE TABLE AND EXPENSE EXAMPLES ON PAGE 5 - 6 OF THE PROSPECTUS:

IF YOU PURCHASE YOUR CONTRACT THROUGH CERTAIN BROKER/DEALERS, THE FEE FOR THE CAPITAL PROTECTOR FEATURE IS AS FOLLOWS:

OPTIONAL CAPITAL PROTECTOR FEE

         Contract Year                               Annualized Charge
         -------------                               -----------------
         0-7                                         0.60%
         8-10                                        0.20%
         11+                                         none

         The Capital Protector feature is optional and if elected, the fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted from your contract value at the end of the first contract quarter and quarterly thereafter.

                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
                      IF YOU DO NOT ELECT PRINCIPAL REWARDS

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fees, separate account annual expense, fees for optional features and expenses for the underlying portfolios of the Trusts.

The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; no withdrawals and that the maximum and minimum fees and expenses of the underlying portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.77%, INCLUDING ESTATEPLUS AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 2.38%)

(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD AND YOU ELECT THE OPTIONAL ESTATEPLUS AND CAPITAL PROTECTOR FEATURES WITH THE FOLLOWING CHARGES (0.25% AND 0.60% RESPECTIVELY):

1 YEAR    3 YEARS   5 YEARS   10 YEARS
$1,180    $1,944    $2,712    $4,734

(2) IF YOU DO NOT SURRENDER YOUR CONTRACT AND YOU ELECT THE OPTIONAL ESTATEPLUS AND CAPITAL PROTECTOR FEATURES WITH THE FOLLOWING CHARGES (0.25% AND 0.60% RESPECTIVELY):

1 YEAR    3 YEARS   5 YEARS  10 YEARS
$480      $1,444    $2,412   $4,734

(3) IF YOU ANNUITIZE YOUR CONTRACT:

1 YEAR    3 YEARS   5 YEARS  10 YEARS
$392      $1,189    $2,004   $4,121

MINIMUM EXPENSE EXAMPLES

(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.52% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 0.60%)

(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD AND YOU DO NOT ELECT ANY OPTIONAL FEATURES:

1 YEAR    3 YEARS   5 YEARS  10 YEARS
$920      $1,179    $1,464   $2,503

(2) IF YOU DO NOT SURRENDER YOUR CONTRACT AND YOU DO NOT ELECT ANY OPTIONAL
FEATURES:

1 YEAR    3 YEARS   5 YEARS  10 YEARS
$220      $679      $1,164   $2,503

(3) IF YOU ANNUITIZE YOUR CONTRACT:

1 YEAR    3 YEARS   5 YEARS  10 YEARS
$215      $664      $1,139   $2,452

THE CAPITAL PROTECTOR FEE ON PAGE 9 OF THE PROSPECTUS IS SUPPLEMENTED WITH THE
FOLLOWING:

If you purchase your contract through certain broker/dealers, the fee for the Capital Protector features is as follows:

         CONTRACT YEAR              ANNUALIZED CHARGE *
         -------------              -------------------
          0-7                             0.60%
          8-10                            0.20%
          11+                             none

* As a percentage of your contract value minus purchase payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.

THE FOLLOWING IS ADDED AS THE SECOND TO LAST PARAGRAPH IN THE FIXED ACCOUNT OPTIONS OF THE PROSPECTUS:

If available, you may systematically transfer interest earned in available fixed account guarantee periods ("FAGPs") into any of the Variable Portfolios on certain periodic schedules offered by Us. You may change or terminate these systematic transfers by contacting Our Annuity Service Center. Check with your financial representative about the current availability of this service.

THE FOLLOWING REPLACES THE PARAGRAPH TITLED "ANNUAL RE-EVALUATION" UNDER THE ASSET ALLOCATION PROGRAM ON PAGE 13 OF THE PROSPECTUS:

                              ANNUAL RE-EVALUATION

Each year, on or about March 31, the allocations in every model are re-evaluated and updated to assure that the investment objectives remain consistent. The percentage allocations within each model may change and investment options may be added to or deleted from a model as a result of the annual re-evaluation. We will automatically rebalance your investment according to the reevaluation allocations each year at or around March 31. If you choose not to participate in the re-evaluation part of this program, you must contact the Annuity Service Center. Some broker-dealers require that you consent to the re-evaluation each year and will not allow Us to automatically rebalance your contract in accordance with the re-evaluated models. Please check wit your financial representative to determine the protocol for his/her firm.

Date: August 11, 2003

                Please keep this Supplement with your Prospectus.

                            [POLARIS PLATINUM LOGO]
                                   PROSPECTUS
                                  MAY 1, 2003

Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 AIG SUNAMERICA LIFE ASSURANCE COMPANY
important information about the                   in connection with
Variable Annuity.                             VARIABLE SEPARATE ACCOUNT
                                              The annuity has several investment choices -Variable Portfolios listed
To learn more about the annuity               below and available fixed account options including Fixed Advantage 7. The
offered by this prospectus, you can           Variable Portfolios are part of the Anchor Series Trust ("AST"), American
obtain a copy of the Statement of             Funds Insurance Series ("AFIS"), SunAmerica Series Trust ("SAST"), Lord
Additional Information ("SAI") dated          Abbett Series Fund, Inc. ("LASF"), Van Kampen Life Investment Trust ("VKT")
May 1, 2003. The SAI has been filed           and the WM Variable Trust ("WMT").
with the Securities and Exchange
Commission ("SEC") and is                     STOCKS:
incorporated by reference into this               MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
prospectus. The Table of Contents of                - Aggressive Growth Portfolio                                    SAST
the SAI appears in this prospectus.                 - Blue Chip Growth Portfolio                                     SAST
For a free copy of the SAI, call us                 - "Dogs" of Wall Street Portfolio                                SAST
at (800) 445-SUN2 or write to us at                 - Growth Opportunities Portfolio                                 SAST
our Annuity Service Center, P.O. Box
54299, Los Angeles, California                    MANAGED BY ALLIANCEBERNSTEIN
90054-0299.                                         - Small & Mid Cap Value Portfolio                                SAST
In addition, the SEC maintains a                  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
website (http://www.sec.gov) that                   - Alliance Growth Portfolio                                      SAST
contains the SAI, materials                         - Global Equities Portfolio                                      SAST
incorporated by reference and other                 - Growth-Income Portfolio                                        SAST
information filed electronically with
the SEC by AIG SunAmerica Life                    MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
Assurance Company.                                  - American Funds Global Growth Portfolio                         AFIS
                                                    - American Funds Growth Portfolio                                AFIS
ANNUITIES INVOLVE RISKS, INCLUDING                  - American Funds Growth-Income Portfolio                         AFIS
POSSIBLE LOSS OF PRINCIPAL, AND ARE
NOT A DEPOSIT OR OBLIGATION OF, OR                MANAGED BY DAVIS ADVISORS
GUARANTEED OR ENDORSED BY, ANY BANK.                - Davis Venture Value Portfolio                                  SAST
THEY ARE NOT FEDERALLY INSURED BY THE               - Real Estate Portfolio                                          SAST
FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE                  MANAGED BY FEDERATED INVESTMENT COMPANY
BOARD OR ANY OTHER AGENCY.                          - Federated American Leaders Portfolio                           SAST
                                                  MANAGED BY LORD, ABBETT & CO.
                                                    - Lord Abbett Series Fund Growth and Income Portfolio            LASF
                                                  MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
                                                    - Marsico Growth Portfolio                                       SAST
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Massachusetts Investors Trust Portfolio                    SAST
                                                    - MFS Mid-Cap Growth Portfolio                                   SAST
                                                  MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
                                                    - Emerging Markets Portfolio                                     SAST
                                                    - International Growth and Income Portfolio                      SAST
                                                    - Putnam Growth: Voyager                                         SAST
                                                  MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
                                                    - Foreign Value Portfolio                                        SAST
                                                  MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT
                                                    - International Diversified Equities Portfolio                   SAST
                                                    - Technology Portfolio                                           SAST
                                                    - Van Kampen LIT Comstock Portfolio, Class II Shares              VKT
                                                    - Van Kampen LIT Emerging Growth Portfolio, Class II Shares       VKT
                                                    - Van Kampen LIT Growth and Income Portfolio, Class II Shares     VKT
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Capital Appreciation Portfolio                                  AST
                                                    - Growth Portfolio                                                AST
                                                    - Natural Resources Portfolio                                     AST
                                              BALANCED:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - SunAmerica Balanced Portfolio                                  SAST
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Total Return Portfolio                                     SAST
                                                  MANAGED BY WM ADVISORS, INC.
                                                    - Balanced Portfolio                                              WMT
                                                    - Conservative Growth Portfolio                                   WMT
                                                    - Strategic Growth Portfolio                                      WMT
                                              BONDS:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - High-Yield Bond Portfolio                                      SAST
                                                  MANAGED BY FEDERATED INVESTMENT COMPANY
                                                    - Corporate Bond Portfolio                                       SAST
                                                  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                                                    - Global Bond Portfolio                                          SAST
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Government & Quality Bond Portfolio                             AST
                                              CASH:
                                                  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                    - Cash Management Portfolio                                      SAST

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
     ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

Anchor National Life Insurance Company changed its name to AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life") on March 1, 2003. Please keep in mind, this is a name change only and will not affect the substance of your contract.

----------------------------------------------------------------
----------------------------------------------------------------
                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
----------------------------------------------------------------
----------------------------------------------------------------

AIG SunAmerica Life's Report on Form 10-K for the year ended December 31, 2002, file no. 033-47472 is incorporated herein by reference.

All documents or reports filed by AIG SunAmerica Life under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supercede documents incorporated by reference.

AIG SunAmerica Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000006342.

AIG SunAmerica Life is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10279

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the separate account, AIG SunAmerica Life and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by AIG SunAmerica Life.

AIG SunAmerica Life will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to AIG SunAmerica Life's Annuity Service Center, as follows:

       AIG SunAmerica Life Assurance Company
       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       Telephone Number: (800) 445-SUN2

----------------------------------------------------------------
----------------------------------------------------------------
         SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
----------------------------------------------------------------
----------------------------------------------------------------

Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to AIG SunAmerica Life's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for AIG SunAmerica Life's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of AIG SunAmerica Life in connection with the securities registered under this prospectus, AIG SunAmerica Life will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. AIG SunAmerica Life will be governed by final judgment of the issue. However, if in the opinion of AIG SunAmerica Life's counsel, this issue has been determined by controlling precedent, AIG SunAmerica Life will not submit the issue to a court for determination.


 --------------------------------------------------------------------------

 --------------------------------------------------------------------------
                             TABLE OF CONTENTS
 --------------------------------------------------------------------------
 --------------------------------------------------------------------------
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...................       2
 SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION....       2
 GLOSSARY..........................................................       3
 HIGHLIGHTS........................................................       4
 FEE TABLES........................................................       5
       Maximum Owner Transaction Expenses..........................       5
       Contract Maintenance Fee....................................       5
       Separate Account Expenses...................................       5
       Optional Feature Fee........................................       5
       Optional Income Protector Fee...............................       5
       Optional Capital Protector Fee..............................       5
       Portfolio Expenses..........................................       5
 EXAMPLES..........................................................       6
 THE POLARIS PLATINUM II VARIABLE ANNUITY..........................       7
 PURCHASING A POLARIS PLATINUM II VARIABLE ANNUITY.................       8
       Allocation of Purchase Payments.............................       8
       Capital Protector...........................................       8
       Accumulation Units..........................................       9
       Free Look...................................................      10
       Exchange Offers.............................................      10
 INVESTMENT OPTIONS................................................      10
       Variable Portfolios.........................................      10
           Anchor Series Trust.....................................      10
           SunAmerica Series Trust.................................      10
           American Funds Insurance Series.........................      10
           Lord Abbett Series Fund, Inc. ..........................      10
           Van Kampen Life Investment Trust........................      11
           WM Variable Trust.......................................      11
       Fixed Account Options.......................................      11
       Fixed Advantage 7...........................................      12
       Automatic Asset Program.....................................      13
       Program Description.........................................      13
       Enrolling in the Program....................................      13
       Withdrawals.................................................      13
       Keeping Your Program on Target..............................      13
           Rebalancing.............................................      13
           Annual Re-evaluation....................................      13
       Important Information.......................................      13
       Transfers During the Accumulation Phase.....................      13
       Dollar Cost Averaging.......................................      14
       Asset Allocation Rebalancing Program........................      15
       Principal Advantage Program.................................      15
       Voting Rights...............................................      15
       Substitution................................................      16
 ACCESS TO YOUR MONEY..............................................      16
       Systematic Withdrawal Program...............................      17
       Nursing Home Waiver.........................................      17
       Minimum Contract Value......................................      17
 DEATH BENEFIT.....................................................      17
       Purchase Payment Accumulation Option........................      18
       Maximum Anniversary Option..................................      18
       EstatePlus..................................................      19
       Spousal Continuation........................................      19
 EXPENSES..........................................................      20
       Separate Account Charges....................................      20
       Other Revenue...............................................      20
       Withdrawal Charges..........................................      20
       Investment Charges..........................................      21
       Contract Maintenance Fee....................................      21
       Transfer Fee................................................      21
       Optional Capital Protector Fee..............................      21
       Optional EstatePlus Fee.....................................      21
       Optional Income Protector Fee...............................      21
       Premium Tax.................................................      21
       Income Taxes................................................      21
       Reduction or Elimination of Charges and Expenses, and
        Additional Amounts Credited................................      21
 INCOME OPTIONS....................................................      22
       Annuity Date................................................      22
       Income Options..............................................      22
       Fixed or Variable Income Payments...........................      23
       Income Payments.............................................      23
       Transfers During the Income Phase...........................      23
       Deferment of Payments.......................................      23
       The Income Protector Feature................................      23
       Note to Qualified Contract Holders..........................      25
 TAXES.............................................................      25
       Annuity Contracts in General................................      25
       Tax Treatment of Distributions - Non-qualified Contracts....      25
       Tax Treatment of Distributions - Qualified Contracts........      26
       Minimum Distributions.......................................      26
       Tax Treatment of Death Benefits.............................      26
       Contracts Owned by a Trust or Corporation...................      27
       Gifts, Pledges and/or Assignments of a Non-Qualified
        Contract...................................................      27
       Diversification and Investor Control........................      27
 PERFORMANCE.......................................................      27
 OTHER INFORMATION.................................................      28
       AIG SunAmerica Life.........................................      28
       The Separate Account........................................      28
       The General Account.........................................      28
       Distribution of the Contract................................      28
       Administration..............................................      28
       Legal Proceedings...........................................      29
       Ownership...................................................      29
       Independent Accountants.....................................      29
       Registration Statement......................................      29
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION..........      29
 APPENDIX A - CONDENSED FINANCIALS.................................     A-1
 APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")......................     B-1
 APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION........     C-1
 APPENDIX D - HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME
  PROTECTOR FEATURE................................................     D-1
 --------------------------------------------------------------------------
 --------------------------------------------------------------------------
                                  GLOSSARY
 --------------------------------------------------------------------------
 --------------------------------------------------------------------------
 We have capitalized some of the technical terms used in this prospectus.
 To help you understand these terms, we have defined them in this glossary.
 ACCUMULATION PHASE - The period during which you invest money in your contract.
 ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.
 ANNUITANT(S) - The person(s) on whose life (lives) we base income payments.
 ANNUITY DATE - The date on which income payments are to begin, as selected by you.
 ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the
 Income Phase.
 BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.
 COMPANY - AIG SunAmerica Life Assurance Company, We, Us, the insurer which issues this contract.
 INCOME PHASE - The period during which we make income payments to you.
 IRS - The Internal Revenue Service.
 LATEST ANNUITY DATE - Your 95th birthday or 10th contract anniversary, whichever is later.
 NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").
 PURCHASE PAYMENTS - The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own
 it.
 QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.
 TRUSTS - Refers to the Anchor Series Trust, the American Funds Insurance
 Series, the SunAmerica Series Trust, Lord Abbett Series Fund, Inc., Van
 Kampen Life Investment Trust and WM Variable Trust collectively.
 VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Anchor Series Trust, the
 American Funds Insurance Series, the SunAmerica Series Trust, Lord Abbett
 Series Fund, Inc., Van Kampen Life Investment Trust or the WM Variable
 Trust.

----------------------------------------------------------------
----------------------------------------------------------------
                                   HIGHLIGHTS
----------------------------------------------------------------
----------------------------------------------------------------

The Polaris Platinum II Variable Annuity is a contract between you and AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: If you cancel your contract within 10 days after receiving it (or whatever period is required in your state), we will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASING A POLARIS PLATINUM II VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A POLARIS PLATINUM II VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial advisor or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number: (800) 445-SUN2.

AIG SUNAMERICA LIFE OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY PROVIDE DIFFERENT FEATURES AND BENEFITS OFFERED AT DIFFERENT FEES, CHARGES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL ADVISOR TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE OF EACH PURCHASE
  PAYMENT)(1)...............................................  7%

  (1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 7 years as follows

   YEARS:.............................   1    2    3    4    5    6    7    8
                                        7%   6%   5%   4%   3%   2%   1%   0%

TRANSFER FEE..........  No charge for the first 15 transfers each contract year; thereafter, the fee is $25
                        ($10 in Pennsylvania and Texas) per
                        transfer

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING PORTFOLIO FEES AND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE
       $35 ($30 in North Dakota) waived if contract value $50,000 or more

SEPARATE ACCOUNT ANNUAL EXPENSES
(DEDUCTED DAILY AS A PERCENTAGE OF YOUR AVERAGE DAILY NET ASSET VALUE)

    Mortality and Expense Risk Fees.......................  1.37%
    Distribution Expense Fee..............................  0.15%
    Optional EstatePlus Fee(2)............................  0.25%
                                                            =====
      TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES..............  1.77%

   (2) EstatePlus, an enhanced death benefit feature is optional. If you do not elect the EstatePlus feature, your total separate account annual expenses would be 1.52%.

  OPTIONAL FEATURE FEE
    You may elect either the Income Protector or Capital Protector feature described below.

  OPTIONAL INCOME PROTECTOR FEE

   Annual Fee as a % of your Income Benefit Base...............  0.10%

    The Income Protector is optional and if elected, the fee is deducted annually from your contract value. The Income Benefit Base which is described more fully in the prospectus is generally calculated by using your contract value on the date of your effective enrollment in the program and then each subsequent contract anniversary, adding Purchase Payments made since the prior contract anniversary, less proportional withdrawals, and fees and charges applicable to those withdrawals.

  OPTIONAL CAPITAL PROTECTOR FEE

   CONTRACT YEAR                                    ANNUALIZED CHARGE
   -------------                                    -----------------
     0-7......................................            0.45%
     8-10.....................................            0.15%
     11+......................................             none

    The Capital Protector feature is optional and if elected, the fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted from your contract value at the end of the first contract quarter and quarterly thereafter.

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIOS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS. MORE DETAIL CONCERNING THE TRUSTS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

                               PORTFOLIO EXPENSES

         TOTAL ANNUAL UNDERLYING PORTFOLIO EXPENSES           MINIMUM   MAXIMUM
         ------------------------------------------           -------   -------
(expenses that are deducted from underlying portfolios of
the Trusts, including management fees, other expenses and
12b-1 fees, if applicable)..................................   0.60%     2.38%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee, separate account annual expenses, fees for optional features and expenses of the underlying portfolios of the Trusts.
The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:
MAXIMUM EXPENSE EXAMPLES
(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.77% (INCLUDING ESTATEPLUS) AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 2.38%)
(1) If you surrender your contract at the end of the applicable time period and you elect the optional EstatePlus (0.25%) and Capital Protector (0.45%) features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
$1,166   $1,902    $2,645     $4,646
-------------------------------------
-------------------------------------

(2) If you do not surrender your contract and you elect the optional EstatePlus (0.25%) and Capital Protector (0.45%) features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $466    $1,402    $2,345     $4,646
-------------------------------------
-------------------------------------

(3) If you annuitize your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $392    $1,189    $2,004     $4,121
-------------------------------------
-------------------------------------

MINIMUM EXPENSE EXAMPLES
(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL CHARGES OF 1.52% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 0.60%)
(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $920    $1,179    $1,464     $2,503
-------------------------------------
-------------------------------------

(2) If you do not surrender your contract and you do not elect any optional features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $220     $679     $1,164     $2,503
-------------------------------------
-------------------------------------

(3) If you annuitize your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $215     $664     $1,139     $2,452
-------------------------------------
-------------------------------------

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. The underlying portfolio expenses used to calculate the maximum expenses examples are estimated because the underlying portfolio was not available for the entire fiscal year. Additional information on the portfolio company fees can be found in the accompanying Trust prospectuses.

2. In addition to the stated assumptions, the Examples also assume separate account expenses as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.

3. Examples reflecting application of optional features and benefits use the highest fees and charges at which those features are being offered. If you elected the Income Protector program, instead of the Capital Protector program, your expenses would be lower than those shown in these tables. The fee for the Capital Protector and Income Protector features are not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus.

4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   CONDENSED FINANCIAL INFORMATION APPEARS IN APPENDIX A OF THIS PROSPECTUS.

----------------------------------------------------------------
----------------------------------------------------------------
                            THE POLARIS PLATINUM II
                                VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making income payments to you out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

The contract also offers several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by AIG SunAmerica Life. If you allocate money to the fixed account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option(s) in which you invest.

For more information on investment options available under this contract SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

AIG SunAmerica Life issues the Polaris Platinum II Variable Annuity. When you purchase a Polaris Platinum II Variable Annuity, a contract exists between you and AIG SunAmerica Life. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. AIG SunAmerica Life is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

----------------------------------------------------------------
----------------------------------------------------------------
                        PURCHASING A POLARIS PLATINUM II
                                VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.

-----------------------------------------------------------
                                              Minimum
                       Minimum Initial       Subsequent
                       Purchase Payment   Purchase Payment
-----------------------------------------------------------
      Qualified             $2,000              $250
-----------------------------------------------------------
    Non-Qualified           $5,000              $500
-----------------------------------------------------------

We reserve the right to require company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by AIG SunAmerica Life to the same owner to exceed these limits may also be subject to company pre-approval. We reserve the right to change the amount at which pre-approval is required, at any time. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $20 after the initial Purchase Payment amount is met.

In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone age 91 or older on the contract issue date. You may not elect the EstatePlus benefit if you are age 81 or older at the time of contract issue.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. SEE INVESTMENT OPTIONS BELOW.

In order to issue your contract, we must receive your completed application and/or Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

     - Send your money back to you; or

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

CAPITAL PROTECTOR

The Capital Protector is an optional feature of your variable annuity. If you elect this feature, for which you will be charged an annualized fee, at the end of applicable waiting period your contract will be worth at least the amount of your initial Purchase Payment (less adjustments for withdrawals). The Capital Protector may offer protection in the event that your contract value declines due to unfavorable investment performance in your contract. The Capital Protector feature has rules and restrictions, which are discussed more fully, below.

     ELECTION OF THE FEATURE

You may only elect this feature at the time your contract is issued, so long as the applicable waiting period prior to receiving the benefit ends before your latest Annuity Date. You can elect this feature on your contract application. The effective date for this feature will be your contract issue date. Capital Protector is not available if you elect the Income Protector program. SEE INCOME PROTECTOR BELOW.

The Capital Protector feature may not be available in your state or through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor for availability.

     APPLICABLE WAITING PERIOD AND BENEFIT DATE

If you elect the Capital Protector, at the end of the applicable waiting period we will evaluate your contract to determine if a Capital Protector benefit is payable to you. The applicable waiting period is ten full contract years from your contract issue date. The last day in the waiting period is your benefit date, the date on which we will calculate any Capital Protector benefit payable to you.

     TERMINATION

Generally, this feature and its corresponding charge cannot be terminated prior to the end of the waiting period. The feature terminates automatically following the end of the waiting period. In addition, the Capital Protector will no longer be available and no benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the waiting period.

     CALCULATION OF THE BENEFIT

The Capital Protector is a one-time adjustment to your contract value in the event that your contract value at the end of the waiting period is less than the guaranteed amount. The amount of the benefit payable to you, if any, at the end of the waiting period will be based upon the amount of your initial Purchase Payment and may also include certain portions of subsequent Purchase Payments contributed to your contract over specified periods of time, as follows:

                                         PERCENTAGE OF PURCHASE PAYMENTS
TIME ELAPSED SINCE                               INCLUDED IN THE
EFFECTIVE DATE                        CAPITAL PROTECTOR BENEFIT CALCULATION
------------------                    -------------------------------------
 0-90 days                                               100%
 91+ days                                                  0%

THE CAPITAL PROTECTOR FEATURE MAY NOT GUARANTEE A RETURN OF ALL OF YOUR PURCHASE PAYMENTS. IF YOU PLAN TO ADD SUBSEQUENT PURCHASE PAYMENTS OVER THE LIFE OF YOUR CONTRACT, YOU SHOULD KNOW THAT THE CAPITAL PROTECTOR WOULD NOT PROTECT THE MAJORITY OF THOSE PAYMENTS.

The Capital Protector benefit calculation is equal to your Capital Protector Base, as defined below, minus your Contract Value on the benefit date. If the resulting amount is positive, you will receive a benefit under the feature. If the resulting amount is negative, you will not receive a benefit. Your Capital Protector Base is equal to (a) minus (b) where:

     (a) is the Purchase Payments received on or after the effective date multiplied by the applicable percentages in the table above, and;

     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the effective date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

We will allocate any benefit amount contributed to the contract value on the benefit date to the Cash Management portfolio. Any Capital Protector benefit paid is not considered a Purchase Payment for purposes of calculating other benefits. Benefits based on earnings, such as EstatePlus, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

SINCE THE CAPITAL PROTECTOR FEATURE MAY NOT GUARANTEE A RETURN OF ALL PURCHASE PAYMENTS AT THE END OF THE WAITING PERIOD, IT IS IMPORTANT TO REALIZE THAT SUBSEQUENT PURCHASE PAYMENTS MADE INTO THE CONTRACT MAY DECREASE THE VALUE OF THE CAPITAL PROTECTOR BENEFIT. For example, if near the end of the waiting period your Capital Protector Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your Contract Value to be larger than your Capital Protector Base on your benefit date, you will not receive any benefit even though you have paid for the Capital Protector feature throughout the waiting period. You should discuss subsequent Purchase Payments with your financial advisor as such activity may reduce the value of this Capital Protector benefit.

     THE CAPITAL PROTECTOR FEE

Capital Protector is an optional feature. If elected, you will incur an additional charge for this feature. The annualized charge will be deducted from your contract value on a quarterly basis throughout the waiting period, beginning at the end of the first contract quarter following the effective date of the feature and up to and including on the benefit date. The full quarterly charge will be deducted at the time of a full surrender or annuitization prior to the end of the waiting period, even though no Capital Protector benefit is payable. Once the feature is terminated, as discussed above, the charge will no longer be deducted. The annual fee is:

CONTRACT YEAR                                           ANNUALIZED CHARGE *
-------------                                           -------------------
 0-7                                                           0.45%
 8-10                                                          0.15%
 11+                                                            none

* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.

     EFFECT OF SPOUSAL CONTINUATION ON THE CAPITAL PROTECTOR FEATURE

If your qualified spouse chooses to continue this contract upon your death, this benefit cannot be terminated. The effective date, the waiting period and the corresponding benefit payment date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE CAPITAL PROTECTOR FEATURE (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if we receive your money after 1 p.m. Pacific Standard Time. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment and Payment Enhancement, if applicable, by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2252.2523 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Cash Management Portfolio during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Cash Management Portfolio during the free look period unless you allocate your money to it. If your contract was issued in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract. At the end of the free look period, we allocate your money according to your instructions.

EXCHANGE OFFERS

From time to time, we may offer to allow you to exchange an older variable annuity issued by AIG SunAmerica Life or one of its affiliates, for a newer product with more current features and benefits, also issued by AIG SunAmerica Life or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.
----------------------------------------------------------------
----------------------------------------------------------------
                               INVESTMENT OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in shares of the following trusts: Anchor Series Trust, American Funds Insurance Series, Lord Abbett Series Fund, Inc., SunAmerica Series Trust, Van Kampen Life Investment Trust and the WM Variable Trust (the "Trusts"). Additional Trusts and/or Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts. Other Variable Portfolios may be available to you. Please refer to your contract for additional information.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by AIG SunAmerica Life, and other affiliated/unaffiliated insurance companies. Neither AIG SunAmerica Life nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. Each Trust's adviser monitors its Trust for potential conflicts.

The Variable Portfolios along with their respective subadvisers are listed below:

     ANCHOR SERIES TRUST

Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust portfolios. Anchor Series Trust ("AST") contains investment portfolios in addition to those listed below which are not available for investment under this contract.

     SUNAMERICA SERIES TRUST

Various subadvisers provide investment advice for the SunAmerica Series Trust portfolios. SunAmerica Series Trust ("SAST") contains investment portfolios in addition to those listed below which are not available for investment under this contract.

     AMERICAN FUNDS INSURANCE SERIES

Capital Research and Management Company provides investment advice for the American Funds Insurance Series -- Class 2 shares ("AFIS") portfolios. American Funds Insurance Series contains investment portfolios in addition to those listed here that are not available for investment under this contract.

     LORD ABBETT SERIES FUND, INC.

Lord Abbett & Co. provides investment advice for the Lord Abbett Series Fund, Inc. portfolios. Lord Abbett Series Fund, Inc. ("LASF") contains investment portfolios in addition to those listed below that are not available for investment under this contract.

     VAN KAMPEN LIFE INVESTMENT TRUST

Van Kampen Asset Management Inc. provides investment advice for the Van Kampen Life Investment Trust ("VKT") -- Class II shares portfolios. Van Kampen Life Investment Trust has investment portfolios in addition to those listed here which are not available for investment under the contract.

     WM VARIABLE TRUST

WM Advisors, Inc. is the investment advisor to the WM Variable Trust ("WMT") portfolios. WMT has other investment portfolios in addition to those listed below which are not available for investment under the contract.

STOCKS:
     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
       - Aggressive Growth Portfolio                                        SAST
       - Blue Chip Growth Portfolio                                         SAST
       - "Dogs" of Wall Street Portfolio                                    SAST
       - Growth Opportunities Portfolio                                     SAST
     MANAGED BY ALLIANCEBERNSTEIN
       - Small & Mid Cap Value Portfolio                                    SAST
     MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
       - Alliance Growth Portfolio                                          SAST
       - Global Equities Portfolio                                          SAST
       - Growth-Income Portfolio                                            SAST

     MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
       - American Funds Global Growth Portfolio                             AFIS
       - American Funds Growth Portfolio                                    AFIS
       - American Funds Growth-Income Portfolio                             AFIS

     MANAGED BY DAVIS ADVISORS
       - Davis Venture Value Portfolio                                      SAST
       - Real Estate Portfolio                                              SAST
     MANAGED BY FEDERATED INVESTMENT COUNSELING
       - Federated American Leaders Portfolio                               SAST
     MANAGED BY LORD, ABBETT & CO.
       - Lord Abbett Series Fund Growth and Income Portfolio                LASF
     MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
       - Marsico Growth Portfolio                                           SAST
    MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
       - MFS Massachusetts Investors Trust Portfolio SAST
       - MFS Mid Cap Growth Portfolio                                       SAST
     MANAGED BY PUTNAM INVESTMENT MANAGEMENT INC
       - Emerging Markets Portfolio                                         SAST
       - International Growth and Income Portfolio                          SAST
       - Putnam Growth: Voyager Portfolio                                   SAST
     MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
       - Foreign Value Portfolio                                            SAST
     MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT
       - International Diversified Equities Portfolio  SAST
       - Technology Portfolio                                               SAST
       - Van Kampen LIT Comstock Portfolio, Class II Shares                  VKT
       - Van Kampen LIT Emerging Growth Portfolio, Class II Shares           VKT
       - Van Kampen LIT Growth and Income Portfolio, Class II Shares         VKT
     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
       - Capital Appreciation Portfolio                                      AST
       - Growth Portfolio                                                    AST
       - Natural Resources Portfolio                                         AST

BALANCED:
     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
       - SunAmerica Balanced Portfolio                                      SAST
     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
       - MFS Total Return Portfolio                                         SAST
     MANAGED BY WM ADVISORS, INC
       - Balanced Portfolio                                                  WMT
       - Conservative Growth Portfolio                                       WMT
       - Strategic Growth Portfolio                                          WMT

BONDS:
     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
       - High-Yield Bond Portfolio                                          SAST
     MANAGED BY FEDERATED INVESTMENT COUNSELING
       - Corporate Bond Portfolio                                           SAST
     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L
       - Global Bond Portfolio                                              SAST
     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
       - Government & Quality Bond Portfolio                                 AST

CASH:
     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
       - Cash Management Portfolio                                          SAST

YOU SHOULD READ THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS

Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in Our sole discretion and We reserve the right to change the FAGPs that We make available at any time, unless state law requires Us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered.

There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

- Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

- Current Rate: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

- Renewal Rate: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.

When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact Us within 30 days after the end of the current interest guarantee period and instruct Us as to where you would like the money invested. We do not contact you. If We do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.

If you take money out of any available multi-year FAGP, including Fixed Advantage 7, before the end of the guarantee period, We make an adjustment to your contract. We refer to the adjustment as a market value adjustment ("MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, We credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, We post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. APPENDIX B SHOWS HOW WE CALCULATE AND APPLY THE MVA.

All FAGPs may not be available in all states. We reserve the right to refuse any Purchase Payment to available FAGPs if we are crediting a rate equal to the minimum guaranteed interest rate specified in your contract. The rules, restrictions and operation of the Fixed Advantage 7 and the DCAFAs may differ from the standard FAGPs described above, please see FIXED ADVANTAGE 7 and DOLLAR COST AVERAGING PROGRAM below for more details.

     DOLLAR COST AVERAGING FIXED ACCOUNTS
DCA fixed accounts ("DCAFA") credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCAFAs offered at any time in Our sole discretion and We reserve the right to change to DCAFAs that we make available at any time, unless state law requires us to do otherwise. See DOLLAR COST AVERAGING PROGRAM below for more information.

     FIXED ADVANTAGE 7 ACCOUNT OPTION

Fixed Advantage 7 is an additional seven-year fixed account option available in your contract and will generally offer a different interest rate than the other fixed account options in your contract. Only Purchase Payments made during the first 90 days following issuance of your contract can be invested in Fixed Advantage 7. If you inadvertently allocate any Purchase Payments to Fixed Advantage 7 after the first 90 days of your contract, we will allocate those funds according to your last Variable Portfolio allocation instructions, unless we receive different instructions from you. At the end of the 7-year guarantee period, the entire balance in Fixed Advantage 7 will be automatically transferred into those funds according to your last Variable Portfolio allocation instructions, unless we receive different instructions from you. If your previous instructions did not include allocation to Variable Portfolios, we will transfer any funds into the Cash Management Variable Portfolio. These automatic transfers do not count against the number of free annual transfers.

You cannot transfer money out of Fixed Advantage 7 prior to the end of the 7-year guarantee period; however, you may elect to systematically transfer the interest earned in this account to other Variable Portfolios at any time either monthly, quarterly, semi-annually or annually. If you make a full or partial withdrawal from your contract, you will be subject to a market value adjustment on all funds invested in the multi-year fixed accounts including Fixed Advantage 7 and any applicable surrender charges. See APPENDIX B below.

You will not be subject to a market value adjustment if:

     (1) you systematically transfer interest earned to other Variable Portfolios as part of the DCA program;

     (2) a death benefit is paid;

     (3) any withdrawal is made to pay fees or charges; or

     (4) any amount automatically transferred at the end of the guarantee period.

FIXED ADVANTAGE 7 MAY NOT BE AVAILABLE IN ALL STATES.

ASSET ALLOCATION PROGRAM

     PROGRAM DESCRIPTION

The asset allocation program is offered to help you diversify your investment across various asset classes.

Each of the models is comprised of a carefully selected combination of Variable Portfolios with allocation amongst the various asset classes based on historical asset class performance to meet stated investment time horizons and risk tolerances.

     ENROLLING IN THE PROGRAM

You may enroll in the program by selecting the model as well as any program options on the product application form. If you already own a policy, you must complete and submit a program election form. You and your financial advisor determine the model most appropriate for you. You may discontinue investment in the program at any time with a written request, telephone or internet instructions, subject to our rules.

You may also choose to invest gradually into a model through the dollar cost averaging program. You may only invest in one model at a time. You may invest in investment options outside your selected model but only in those Variable Portfolios that are not utilized in the model you selected. A transfer into or out of one of the Variable Portfolios in your model, outside of the specifications in the model will effectively terminate your participation in the program.

Currently, there is no fee for participating in this program.

     WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected model unless otherwise instructed by you. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the model, your investment may no longer be consistent with the model's intended objectives.

Withdrawals may be subject to a withdrawal charge. Withdrawals may be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

     KEEPING YOUR PROGRAM ON TARGET

          REBALANCING
You can elect to have your contract rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. Only those Variable Portfolios within each model will be rebalanced. An investment not included in the model can not be rebalanced.

          ANNUAL RE-EVALUATION

Each year, on or about March 31, the allocations in every model are re-evaluated and updated to assure that the investment objectives remain consistent. The percentage allocations within each model may change and investment options may be added to or deleted from a model as a result of the annual re-evaluation. You must select the annual re-evaluation option on the product application or program enrollment form to participate in this aspect of the program. Some broker-dealers require that this option be re-selected each year. Please check with your financial representative.

     IMPORTANT INFORMATION

Using an asset allocation methodology does not guarantee greater or more consistent returns. Historical market and asset class performance may differ in the future from the historical performance upon which the models are built. Also, allocation to a single asset class may outperform a model, so that you could have been better off in an investment option or options representing a single asset class than in a model. However, such a strategy involves a greater degree of risk because of the concentration of like securities in a single asset class.

The models represent suggested allocations which are provided as general guidance. You should work with your financial representative to assist you in determining if one of the models meets your financial needs, investment time horizon, and is consistent with your risk comfort level. Information concerning the specific models can be obtained from your financial representative.

WE HAVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ASSET ALLOCATION PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or the fixed account option (with the exception of Fixed Advantage 7). Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100. If less than $100 will remain in any Variable Portfolio after a transfer, that amount must be transferred as well.

Subject to certain rules, you may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone. Additionally, you may access your account and request transfers between Variable Portfolios and/or the fixed account options through AIG SunAmerica's website (http://www.aigsunamerica.com). We currently allow 15 free transfers per contract per year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year. However, transfers resulting from your participation in the asset rebalancing program do not count against your 15 free transfers.

We may accept transfer requests by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request in excess of 12 transfers per contract year must be submitted in writing by U.S. mail. Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. We will process any transfer request as of the day we receive it, if received before close of the New York Stock Exchange ("NYSE"), generally at 1:00 p.m. PST. If the transfer request is received after the close of the NYSE, the request will be processed on the next business day.

Transfer requests required to be submitted by U.S. mail can only be cancelled in writing by U.S. mail. We will process a cancellation request only if it is received prior to or simultaneous with the original transfer request.

This product is not designed for professional "market timing" organizations or other organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These market timing strategies are disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors. If we determine, in our sole discretion, that your transfer patterns among the Variable Portfolios reflect a market timing strategy, we reserve the right to take action to protect the other investors. Such action may include but would not be limited to restricting the way you can request transfers among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.

Regardless of the number of transfers you have made, we will monitor and, upon written notification, may terminate your transfer privileges if we determine that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other policy owners. Some of the factors we will consider include:

     - the dollar amount of the transfer;

     - the total assets of the Variable Portfolio involved in the transfer;

     - the number of transfers completed in the current calendar quarter; or

     - whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.

We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

DOLLAR COST AVERAGING PROGRAM

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio (source account) to any other Variable Portfolio (target account). You may also elect to systematically transfer the interest earned in the Fixed Advantage 7 account option to other Variable Portfolios. Transfers may occur on certain periodic schedules, such as weekly or monthly and count against your 15 free transfers per contract year. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed account options are not available as target account for the DCA program. Currently, there is no fee for participating in the DCA program.

We may also offer DCAFAs exclusively to facilitate this program for a specified period. The DCAFAs only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate new Purchase Payments into a DCAFA, we transfer all your money allocated to that account into the Variable Portfolios over the selected time period at an offered frequency of your choosing. You cannot change the frequency once selected.

You may terminate the DCA program at any time. If you terminate your DCA program with money remaining in the DCAFAs, we will transfer the remaining money according to your instructions or to your current allocation on file. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six months. You set up dollar cost averaging and purchase Accumulation Units at the following values:

 ---------------------------------------------
                  ACCUMULATION       UNITS
     MONTH            UNIT         PURCHASED
 ---------------------------------------------
       1             $ 7.50           100
       2             $ 5.00           150
       3             $10.00            75
       4             $ 7.50           100
       5             $ 5.00           150
       6             $ 7.50           100
 ---------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

AUTOMATIC ASSET REBALANCING PROGRAM

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. Currently, there is no fee for participating in the Asset Rebalancing program.

At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Variable Portfolio(s) of your choice. Currently, there is no fee for participating in the Principal Advantage Program.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

AIG SunAmerica Life is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, we may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.
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                              ACCESS TO YOUR MONEY
----------------------------------------------------------------
----------------------------------------------------------------

You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.

Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal and a MVA if a partial withdrawal comes from the 3, 5, 7 or 10 year fixed account options. If you withdraw your entire contract value, we also deduct applicable premium taxes and a contract maintenance fee. SEE EXPENSES BELOW.

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a surrender penalty. However, upon a future full surrender of your contract any previous free withdrawals would be subject to a surrender charge, if any is applicable at the time of the full surrender (except in the state of Washington).

Purchase payments, above and beyond the amount of your free withdrawal amount, that are withdrawn prior to the end of the seventh or ninth year if you elect to participate in the Principal Rewards Program will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully below. SEE EXPENSES BELOW. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms. These are penalty free earnings and the total invested amount.

The penalty-free earnings portion of your contract is simply your account value less your total invested amount. The total invested amount is the total of all Purchase Payments you have made into the contract less portions of some prior withdrawals you made. The portions of prior withdrawals that reduce your total invested amount are as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the part of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal, and

     - Any prior withdrawals (including withdrawal charges on those withdrawals) of the total invested amount on which you already paid a surrender penalty.

When you make a withdrawal, we assume that it is taken from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can access your Purchase Payments which are no longer subject to a withdrawal charge before those Purchase Payments which are still subject to the withdrawal charge.

During the first year after we issue your contract your free withdrawal amount is the greater of (1) your penalty-free earnings; and (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount. If you are a Washington resident, you may withdraw during the first contract year, the greater of (1); (2); or (3) interest earnings from the amounts allocated to the fixed account options, not previously withdrawn.

After the first contract year, you can take out the greater of the following amounts each year (1) your penalty-free earnings and any portion of your total invested amount no longer subject to withdrawal charge or (2) 10% of the portion of your total invested amount that has been in your contract for at least one year. If you are a Washington resident, your maximum free withdrawal amount, after the first contract year, is the greater of (1); (2); or (3) interest earnings from amounts allocated to the fixed account options, not previously withdrawn.

Although we do not assess a withdrawal charge when you take a 10% penalty-free withdrawal, we will proportionally reduce the amount of any corresponding Deferred Payment Enhancement.

We calculate charges due on a total withdrawal on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior Free Withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract and no subsequent Purchase Payments. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In contract year 5 you request a full surrender of your contract. We will apply the following calculation,

A-(B x C)=D, where:
A=Your contract value at the time of your request for surrender ($90,000) B=The amount of your Purchase Payments still subject to withdrawal charge
  ($100,000)
C=The withdrawal charge percentage applicable to the age of each Purchase
  Payment (3%)[B x C=$3,000]
D=Your full surrender value ($87,000)

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100, after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option(s) in which your contract is invested.

Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $100. If you are an Oregon resident, the minimum withdrawal amount is $250 per withdrawal or an amount equal to your free withdrawal amount, as described above. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge and/or MVA may apply.

The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge and/or market value adjustment on certain withdrawals prior to the Annuity Date (not available in Texas). The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. Your contract prohibits use of this waiver during the first 90 days after you purchase your contract. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract.

In order to use this waiver, you must submit with your withdrawal request, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and
(3) a bill from the nursing home which shows that you met the 60 day confinement requirement.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.

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                                  DEATH BENEFIT
----------------------------------------------------------------
----------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. At the time you purchase your contract, you must select one of the two death benefit options described below. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial advisor to determine which option is best for you.

We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

     1.  a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4.  any other proof satisfactory to us.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.

If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The term Net Purchase Payment is used frequently in explaining these death benefit options. Net Purchase Payments is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total purchase payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced by taking the amount of the withdrawal in relation to the contract value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "Gross Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.

OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greatest of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Net Purchase Payments compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals in the same proportion that the Gross Withdrawal reduced contract value on the date of the Gross Withdrawal; or

     3. the contract value on the seventh contract anniversary, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Gross Withdrawals since the seventh contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any purchase payments recorded after the date of death; and reduced for each Gross Withdrawal recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.

OPTION 2 -- MAXIMUM ANNIVERSARY OPTION

The death benefit is the greatest of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Net Purchase Payments; or

     3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Gross Withdrawals since the contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.

If you are age 90 or older at the time of death and selected the Option 2 death benefit, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of Option 2 if:

     - you are age 81 or older at the time of contract issue; or

     - you are age 90 or older at the time of your death.

The death benefit options on contracts issued before October 24, 2001 would be subject to a different calculation. Please see the Statement of Additional Information for details.

ESTATEPLUS

The EstatePlus benefit if elected may increase the death benefit amount. If you have earnings in your contract at the time of death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Amount"), to the death benefit payable. The contract year of your death will determine the EstatePlus percentage and the Maximum EstatePlus percentage.

The table below provides the details if you are age 69 or younger at the time we issue your contract:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE         ESTATEPLUS AMOUNT
-------------------------------------------------------------
 Years 0 - 4       25% of Earnings      40% of Net Purchase
                                        Payments
-------------------------------------------------------------
 Years 5 - 9       40% of Earnings      65% of Net Purchase
                                        Payments*
-------------------------------------------------------------
 Years 10+         50% of Earnings      75% of Net Purchase
                                        Payments*
-------------------------------------------------------------

If you are between your 70th and 81st birthdays at the time we issue your contract the table below shows the available EstatePlus benefit:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE         ESTATEPLUS AMOUNT
-------------------------------------------------------------
 All Contract      25% of Earnings      40% of Net Purchase
   Years                                Payments*
-------------------------------------------------------------

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Amount calculations.

We may offer different levels of this benefit based on the number of years you hold your contract and/or your age at the time of issue.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods beginning with the date your contract is issued and ending on the date of death.

What is the EstatePlus Percentage Amount?

We determine the amount of the EstatePlus benefit, based on a percentage of the earnings in your contract at the time of your death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If the earnings amount is negative, no EstatePlus amount will be added.

What is the Maximum EstatePlus Amount?

The EstatePlus benefit is subject to a maximum dollar amount. The maximum EstatePlus amount is equal to a percentage of your Net Purchase Payments.

You must elect EstatePlus at the time of contract application. Once elected, you may not terminate or change this election.

We assess a .25% fee for EstatePlus. On a daily basis we deduct this annual charge from the average daily ending value of the assets you have allocated to the Variable Portfolios.

EstatePlus is not available if you are age 81 or older at the time we issue your contract. Furthermore, a Continuing Spouse cannot benefit from EstatePlus if he/she is age 81 or older on the Continuation Date. SEE SPOUSAL CONTINUATION BELOW. The EstatePlus benefit is not payable after the Latest Annuity Date. You may pay for the EstatePlus benefit and your beneficiary may never receive the benefit if you live past the Latest Annuity Date. SEE INCOME OPTIONS BELOW.

EstatePlus may not be available in your state or through the broker-dealer with which your financial advisor is affiliated. See your financial advisor for information regarding availability.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ESTATEPLUS BENEFIT (IN ITS ENTIRETY OR ANY COMPONENT AT ANY TIME) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

If you are the original owner of the contract and the Beneficiary is your spouse, your spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). Generally, the contract and its elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios or MVA fixed accounts, they will be subject to investment risk as was the original owner.

Upon a spouse's continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a

Purchase Payment for the purposes of any other calculations except as explained in Appendix C. SEE APPENDIX C BELOW FOR FURTHER EXPLANATION OF THE DEATH BENEFIT CALCULATIONS FOLLOWING A SPOUSAL CONTINUATION.

Generally, the Continuing Spouse cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of EstatePlus. We will terminate EstatePlus if the Continuing Spouse is age 81 or older on the Continuation Date. If EstatePlus is terminated or if the Continuing Spouse dies after the latest Annuity Date, no EstatePlus benefit will be payable. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract. SEE APPENDIX C BELOW FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

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                                    EXPENSES
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There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

SEPARATE ACCOUNT CHARGES

The Company deducts a mortality and expense risk charge in the amount of 1.52%, annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The separate account charges are expected to result in a profit. Profit may be used for any legitimate cost or expense including distribution, depending upon market conditions.

OTHER REVENUE

We may receive compensation of up to 0.40% from the investment advisers of certain of the underlying investments of the Trust for services related to the availability of those underlying investments in the Contract.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ABOVE. If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge. You may also incur a withdrawal charge upon a full surrender.

We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 7 complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines each year a Purchase Payment is in the contract. The two withdrawal charge schedules are as follows:

WITHDRAWAL CHARGE

-----------------------------------------------------------------------------------------
      YEAR           1        2        3        4        5        6        7        8
-----------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE              7%       6%       5%       4%       3%       2%       1%       0%
-----------------------------------------------------------------------------------------

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments. SEE ACCESS TO YOUR MONEY ABOVE.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. We will not assess a withdrawal charge when you switch to the Income Phase, except when you elect to receive income payments using the Income Protector feature. If you elect to receive income payments using the Income Protector feature, we assess the entire withdrawal charge applicable to Purchase Payments remaining in your contract when calculating your income benefit base. SEE INCOME OPTIONS BELOW.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.

INVESTMENT CHARGES

  INVESTMENT MANAGEMENT FEES

Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Variable Portfolios. The Fee Tables illustrate these charges and expenses. For more detailed information on these investment charges, refer to the accompanying prospectuses for the Trusts.

  12B-1 FEES

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. For SunAmerica Series Trust ("SAST"), under the distribution plan which is applicable to Class 1 and 2 shares, recaptured brokerage commissions will be used to make payments to SunAmerica Capital Services, Inc., the SAST's Distributor, to pay for various distribution activities on behalf of the SAST Portfolios. These distribution fees will not increase the cost of your investment or affect your return.

In addition, the 0.25% fee applicable to Class II shares of the Van Kampen Life Investment Trust, Class 2 shares of the American Funds Insurance Series and Class 3 of the Anchor Series Trust and SunAmerica Series Trust is generally used to pay financial intermediaries for services provided over the life of your contract.

For more detailed information on these Investment Charges, refer to the prospectuses for the underlying portfolios.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we subtract a contract maintenance fee from your account once per year. This charge compensates us for the cost of contract administration. We deduct the $35 contract maintenance fee ($30 in North Dakota) from your account value on your contract anniversary. If you withdraw your entire contract value, we deduct the fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we will waive the charge. This waiver is subject to change without notice.

TRANSFER FEE

Generally, we currently permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year ($10 in Pennsylvania and Texas). SEE INVESTMENT OPTIONS ABOVE.

OPTIONAL CAPITAL PROTECTOR FEE

The fee for the Capital Protector feature is as follows:

CONTRACT YEAR                                             ANNUALIZED CHARGE
-------------                                             -----------------
 0-7                                                            0.45%
 8-10                                                           0.15%
 11+                                                             none

The fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted at the end of the first contract quarter and quarterly thereafter from your contract value.

OPTIONAL ESTATEPLUS FEE

We charge 0.25% for the EstatePlus feature. On a daily basis we deduct this charge from the average daily ending value of the assets you have allocated to the Variable Portfolios.

OPTIONAL INCOME PROTECTOR FEE

The Income Protector feature fee is as follows:

Annual Fee as a % of Your Income Benefit Base...............  0.10%

The fee is deducted annually from your contract value. The Income Benefit Base is generally calculated by using your contract value on the date of your effective enrollment in the program and then each subsequent contract anniversary, adding Purchase Payments made since the prior contract anniversary, less proportional withdrawals, and fees and charges applicable to those withdrawals.

PREMIUM TAX

Certain states charge the Company a tax on the premiums you pay into the contract ranging from 0% to 3.5%. We deduct from your contract these premium tax charges from your contract where applicable. Currently we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

AIG SunAmerica Life may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.
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                                 INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before the Latest Annuity Date, which is your 95th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS

Currently, this Contract offers five income options unless you chose to take income under the Income Protector feature (see below). Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments based on joint lives, we pay according to Option 3 for a period of 10 years.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed income payments being made) may redeem any remaining guaranteed variable income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

For information regarding Income Options using the Income Protector feature, please see below. Please read the Statement of Additional Information ("SAI") for a more detailed discussion of the income options.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable and if your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable, unless otherwise elected. If income payments are fixed, AIG SunAmerica Life guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments, state law allowing.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin, and in most states if a Non-qualified contract, your gender; and

     - the value of your contract in the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. See also ACCESS TO YOUR MONEY above for a discussion of when payments from a Variable Portfolio may be suspended or postponed.

THE INCOME PROTECTOR FEATURE

The Income Protector feature is a future "safety net" which can offer you the ability to receive a guaranteed fixed minimum retirement income when you switch to the Income Phase. If you elect the Income Protector feature you can know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions.

The minimum level of Income Protector benefit available is generally based upon the Purchase Payments remaining in your contract at the time you decide to begin taking income. We charge a fee for the Income Protector benefit. This feature may not be available in your state. Check with your financial representative regarding availability.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE INCOME PROTECTOR FEATURE AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

     HOW WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME

If you elect the Income Protector feature, we base the amount of minimum income available to you upon a calculation we call the Income Benefit Base. At the time your participation in the Income Protector program becomes effective, your Income Benefit Base is equal to your contract value. Participation in the Income Protector program is effective on either the date of issue of the contract (if elected) or at the contract anniversary following your election of the Income Protector.

The income benefit base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.

Your income benefit base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The exact income benefit base calculation is equal to (a) plus (b) minus (c) where:

     (a) is equal to, for the first year of calculation, your initial Purchase Payment, or for each subsequent year of calculation, the income benefit base on the prior contract anniversary, and;

     (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the last contract anniversary, and;

     (c) is equal to all withdrawals and applicable fees and charges since the last contract anniversary, in an amount proportionate to the amount by which such withdrawals decreased your contract value.

If you decide that you want the protection offered by the Income Protector feature, you must elect the feature by completing the Income Protector Election Form available through our Annuity Service Center.

In order to obtain the benefit of the Income Protector you may not begin the Income Phase for at least seven years following your election. You may not elect this Program if the required waiting period before beginning the Income Phase would occur later than your Latest Annuity Date.

The current option offered is:

                                                          WAITING
FEE AS A % OF YOUR INCOME BENEFIT BASE*                   PERIOD*
---------------------------------------                   -------
0.10%...................................................  7 years

* If you elect the feature on a subsequent anniversary, the Fees, and/or waiting period may be different.

     RE-SET OF YOUR INCOME PROTECTOR BENEFIT

You may also have the opportunity to "Re-Set" your Income Benefit Base. The Re-Set feature allows you to increase your Income Benefit Base to the amount of your contract value on your next contract anniversary. You can only Re-Set within the 30 days before your next contract anniversary. The waiting period before you can begin the Income Phase will be determined based on the offerings available for your elected level of protection at the time your make an election to Re-Set. In addition, the Income Protector fee will be charged as a percentage of your re-set Income Benefit Base. You may not elect to Re-Set if the required waiting period before beginning the Income Phase would occur later than your Latest Annuity Date.

For more information on how to Re-Set your Income Protector benefit, please contact your financial advisor or our Annuity Service Center.

     ELECTING TO RECEIVE INCOME PAYMENTS

You may elect to begin the Income Phase of your contract using the Income Protector Program ONLY within the 30 days after the 7th or later contract anniversary following the effective date of your Income Protector participation or Re-Set.

The contract anniversary of, or prior to, your election to begin receiving annuity payments is your Income Benefit Date. This is the date as of which we calculate your Income Benefit Base to use in determining your guaranteed minimum fixed retirement income. To arrive at the minimum guaranteed retirement income available to you we apply the annuity rates stated in your Income Protector Endorsement for the income option you select to your final Income Benefit Base. You then choose if you would like to receive that income annually, quarterly or monthly for the time guaranteed under your selected annuity option. Your final Income Benefit Base is equal to (a) minus (b) where:

     (a) is your Income Benefit Base as of your Income Benefit Date, and;

     (b) is any partial withdrawals of contract value and any charges applicable to those withdrawals and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract as of the Income Benefit Date, and any applicable premium taxes.

The income options available when using the Income Protector Program to receive your fixed retirement income are:

     - Life Annuity with 10 Year Period Certain, or

     - Joint and 100% Survivor Annuity with 20 Year Period Certain

At the time you elect to begin receiving annuity payments, we will calculate your annual income using both your final Income Benefit Base and your contract value. We will use the same income option for each calculation; however, the annuity factors used to calculate your income under the Income Protector will be different. You will receive whichever provides a greater stream of income. If you annuitize using the Income Protector your income payments will be fixed in amount. You are not required to use the Income Protector to receive income payments. However, we will not refund fees paid for the Income Protector if you annuitize under the general provisions of your contract. In addition, if applicable, a surrender charge will apply if you take income under the Income Protector feature. YOU MAY NEVER NEED TO RELY UPON THE INCOME PROTECTOR, IF YOUR CONTRACT PERFORMS WITHIN A HISTORICALLY ANTICIPATED RANGE. HOWEVER, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

FEES ASSOCIATED WITH THE INCOME PROTECTOR PROGRAM If you elect the Income Protector, we charge an annual fee, as follows:

Fee as a % of Your Income Benefit Base*...................  0.10%

* If you elect the feature on a subsequent anniversary, the Fees may be different.

We deduct the annual fee from your actual contract value. If your contract is issued with the Income Protector program we begin deducting the annual fee on your first contract anniversary. If you elect the feature it at some later date, we begin deducting the annual fee on the contract anniversary following the date on which your participation in the program becomes effective. Upon a Re-Set of your Income Protector feature, the fee will be charged upon your Re-Set Income Benefit Base. Upon Re-Set of this feature you may be charged a higher fee depending based on the then-current offerings.

It is important to note that once you elect the Income Protector feature you may not cancel your election. We will deduct the charge from your contract value on every contract anniversary up to and including your Income Benefit Date. Additionally, we deduct the full annual fee from any full surrender of your contract requested prior to your contract anniversary based on the Income Benefit Base at time of surrender.

NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an income option that does not exceed your life expectancy. That restriction, if it applies to you, may limit the benefit of the Income Protector program. To utilize the Income Protector feature, you must take income payments under one of the two income options described above. If those income options exceed your life expectancy, you may be prohibited from receiving your guaranteed fixed income under the program. If you own a qualified contract to which this restriction applies and you elect the Income Protector program, you may pay for this minimum guarantee and not be able to realize the benefit.

You may wish to consult your tax advisor for information concerning your particular circumstances. APPENDIX D BELOW PROVIDES EXAMPLES OF THE OPERATION OF THE INCOME PROTECTOR FEATURE.

If you elect Capital Protector, you may not elect to participate in the Income Protector program.
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                                      TAXES
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----------------------------------------------------------------

NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. THIS INFORMATION ADDRESSES GENERAL FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.
ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the

IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances:
(1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die;
(3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); and, except in the case of an IRA; (8) when you separate from service after attaining age 55; (9) when paid for health insurance if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments to a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS
Generally, the IRS requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. If you own an IRA, you must begin taking distributions when you attain age 70 1/2, regardless of when you retire. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semiannual or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits

"incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This Contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A NON-QUALIFIED CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. Also, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning or pledging a non-qualified contract.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying Variable Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not AIG SunAmerica Life, would be considered the owner of the shares of the Variable Portfolios under your Nonqualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Nonqualified Contract , could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

----------------------------------------------------------------
----------------------------------------------------------------
                                   PERFORMANCE
----------------------------------------------------------------
----------------------------------------------------------------

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When we advertise performance for periods prior to the date the contracts were first issued, we derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the subaccount was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.

Consult the Statement of Additional Information for more detailed information regarding the calculation of performance data. The performance of each Variable Portfolio may also be measured against unmanaged market indices. The indices we use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the Variable Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

AIG SunAmerica Life may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch Ratings. A.M. Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.

----------------------------------------------------------------
----------------------------------------------------------------
                                OTHER INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

AIG SUNAMERICA LIFE

AIG SunAmerica Life is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, AIG SunAmerica Life redomesticated under the laws of the state of Arizona.

AIG SunAmerica Life and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, AIG SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. (comprising seven-wholly owned broker-dealers and two investment advisors), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds and broker-dealer services.

THE SEPARATE ACCOUNT

AIG SunAmerica Life established Variable Separate Account ("separate account"), under Arizona law on January 1, 1996 when it assumed the separate account, originally established under California law on June 25, 1981. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

AIG SunAmerica Life owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by AIG SunAmerica Life. Income gains and losses (realized and unrealized) resulting from assets in the separate account are credited to or charged against the separate account without regard to other income gains or losses of AIG SunAmerica Life. Assets in the separate account are not guaranteed by AIG SunAmerica Life.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into AIG SunAmerica Life's general account. The general account consists of all of AIG SunAmerica Life's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any AIG SunAmerica Life contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We pay an initial commission of up to 8.00% of your Purchase Payment. We may also pay an annual trail commission of up to 1.50% payable quarterly as early as the second contract year. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers which may or may not be affiliated and/or certain registered representatives that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 distributes the contracts. SunAmerica Capital Services, an affiliate of AIG SunAmerica Life, is registered as a broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the accumulation phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. AIG SunAmerica Life engages in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets, nor are they material with respect to the Separate Account.

OWNERSHIP

The Polaris Platinum II Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate. In some states, a Flexible Payment Individual Modified Guaranteed and Variable Deferred Annuity contract is available instead. Such a contract is identical to the contract described in this prospectus, with the exception that we issue it directly to the owner.

INDEPENDENT ACCOUNTANTS

The consolidated financial statements of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002 and financial statements of Variable Separate Account at December 31, 2002 and for each of the two years in the period ended December 31, 2002, are incorporated by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.
----------------------------------------------------------------
----------------------------------------------------------------
                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are tabulated below.

Separate Account..............................     3
General Account...............................     3
Performance Data..............................     4
Income Payments...............................    12
Annuity Unit Values...........................    12
Death Benefit Options for Contracts Issued
  Before October 24, 2001.....................    13
Taxes.........................................    19
Distribution of Contracts.....................    23
Financial Statements..........................    23

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       APPENDIX A - CONDENSED FINANCIALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 INCEPTION TO
                         PORTFOLIOS                                12/31/02
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  Capital Appreciation (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $24.182
                                                               (b) $24.182
        Ending AUV..........................................   (a) $25.794
                                                               (b) $25.769
        Ending Number of AUs................................   (a) 137,717
                                                               (b) 7,742
-------------------------------------------------------------------------------
  Government and Quality Bond (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $16.370
                                                               (b) $16.370
        Ending AUV..........................................   (a) $16.472
                                                               (b) $16.443
        Ending Number of AUs................................   (a) 290,385
                                                               (b) 50,620
-------------------------------------------------------------------------------
  Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $19.417
                                                               (b) $19.417
        Ending AUV..........................................   (a) $20.848
                                                               (b) $20.811
        Ending Number of AUs................................   (a) 65,224
                                                               (b) 7,793
-------------------------------------------------------------------------------
  Natural Resources (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $13.753
                                                               (b) $13.753
        Ending AUV..........................................   (a) $15.272
                                                               (b) $15.260
        Ending Number of AUs................................   (a) 3,369
                                                               (b) 3,108
-------------------------------------------------------------------------------
  Aggressive Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $10.011
                                                               (b) $10.011
        Ending AUV..........................................   (a) $10.077
                                                               (b) $10.067
        Ending Number of AUs................................   (a) 9,218
                                                               (b) 527
-------------------------------------------------------------------------------
  Alliance Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $21.881
                                                               (b) $21.881
        Ending AUV..........................................   (a) $21.940
                                                               (b) $21.905
        Ending Number of AUs................................   (a) 45,029
                                                               (b) 5,469
-------------------------------------------------------------------------------
  Blue Chip Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $4.530
                                                               (b) $4.530
        Ending AUV..........................................   (a) $4.659
                                                               (b) $4.646
        Ending Number of AUs................................   (a) 25,770
                                                               (b) 369
-------------------------------------------------------------------------------
  Cash Management (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $13.025
                                                               (b) $13.025
        Ending AUV..........................................   (a) $13.018
                                                               (b) $12.985
        Ending Number of AUs................................   (a) 281,453
                                                               (b) 94,850
-------------------------------------------------------------------------------
  Corporate Bond (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $14.394
                                                               (b) $14.394
        Ending AUV..........................................   (a) $14.704
                                                               (b) $14.702
        Ending Number of AUs................................   (a) 115,713
                                                               (b) 2,563
-------------------------------------------------------------------------------
              AU - Accumulation Unit
              AUV - Accumulation Unit Value
              (a) Without election of the optional EstatePlus feature
              (b) With election of the optional EstatePlus feature

                                                                 INCEPTION TO
                         PORTFOLIOS                                12/31/02
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Davis Venture Value (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $20.108
                                                               (b) $20.108
       Ending AUV...........................................   (a) $21.460
                                                               (b) $21.427
       Ending Number of AUs.................................   (a) 115,086
                                                               (b) 25,333
-------------------------------------------------------------------------------
 "Dogs" of Wall Street (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $8.149
                                                               (b) $8.149
       Ending AUV...........................................   (a) $8.902
                                                               (b) $8.901
       Ending Number of AUs.................................   (a) 15,055
                                                               (b) 7,757
-------------------------------------------------------------------------------
 Emerging Market (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $5.486
                                                               (b) $5.486
       Ending AUV...........................................   (a) $5.958
                                                               (b) $5.952
       Ending Number of AUs.................................   (a) 11,000
                                                               (b) 1,832
-------------------------------------------------------------------------------
 Federated American Leaders (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $11.895
                                                               (b) $11.895
       Ending AUV...........................................   (a) $12.912
                                                               (b) $12.895
       Ending Number of AUs.................................   (a) 60,297
                                                               (b) 7,324
-------------------------------------------------------------------------------
 Foreign Value (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $8.970
                                                               (b) $8.970
       Ending AUV...........................................   (a) $9.407
                                                               (b) $9.390
       Ending Number of AUs.................................   (a) 163,234
                                                               (b) 12,214
-------------------------------------------------------------------------------
 Global Bond (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $16.095
                                                               (b) $16.095
       Ending AUV...........................................   (a) $16.324
                                                               (b) $16.246
       Ending Number of AUs.................................   (a) 14,628
                                                               (b) 90
-------------------------------------------------------------------------------
 Global Equities (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $11.708
                                                               (b) $11.708
       Ending AUV...........................................   (a) $12.546
                                                               (b) $12.519
       Ending Number of AUs.................................   (a) 7,750
                                                               (b) 13
-------------------------------------------------------------------------------
 Growth-Income (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $20.102
                                                               (b) $20.102
       Ending AUV...........................................   (a) $20.787
                                                               (b) $20.749
       Ending Number of AUs.................................   (a) 52,756
                                                               (b) 877
-------------------------------------------------------------------------------
 Growth Opportunities (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $3.230
                                                               (b) $3.230
       Ending AUV...........................................   (a) $3.435
                                                               (b) $3.434
       Ending Number of AUs.................................   (a) 35,308
                                                               (b) 16,803
-------------------------------------------------------------------------------
 High-Yield Bond (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $10.951
                                                               (b) $10.951
       Ending AUV...........................................   (a) $11.586
                                                               (b) $11.563
       Ending Number of AUs.................................   (a) 23,586
                                                               (b) 5,755
-------------------------------------------------------------------------------
              AU - Accumulation Unit
              AUV - Accumulation Unit Value
              (a) Without election of the optional EstatePlus feature
              (b) With election of the optional EstatePlus feature

                                                                 INCEPTION TO
                         PORTFOLIOS                                12/31/02
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
International Diversified Equities (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $6.995
                                                               (b) $6.995
       Ending AUV...........................................   (a) $7.170
                                                               (b) $7.157
       Ending Number of AUs.................................   (a) 111,291
                                                               (b) 13,612
-------------------------------------------------------------------------------
 International Growth and Income (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $8.000
                                                               (b) $8.000
       Ending AUV...........................................   (a) $8.330
                                                               (b) $8.343
       Ending Number of AUs.................................   (a) 103,102
                                                               (b) 1,722
-------------------------------------------------------------------------------
 Marsico Growth (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $7.628
                                                               (b) $7.628
       Ending AUV...........................................   (a) $7.429
                                                               (b) $7.419
       Ending Number of AUs.................................   (a) 75,347
                                                               (b) 22,137
-------------------------------------------------------------------------------
 MFS Massachusetts Investors Trust (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $14.084
                                                               (b) $14.084
       Ending AUV...........................................   (a) $14.930
                                                               (b) $14.910
       Ending Number of AUs.................................   (a) 30,003
                                                               (b) 2,373
-------------------------------------------------------------------------------
 MFS Mid-Cap Growth (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $6.525
                                                               (b) $6.525
       Ending AUV...........................................   (a) $6.965
                                                               (b) $6.950
       Ending Number of AUs.................................   (a) 127,090
                                                               (b) 14,748
-------------------------------------------------------------------------------
 MFS Total Return (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $18.961
                                                               (b) $18.961
       Ending AUV...........................................   (a) $19.853
                                                               (b) $19.815
       Ending Number of AUs.................................   (a) 114,386
                                                               (b) 17,494
-------------------------------------------------------------------------------
 Putnam Growth: Voyager (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $13.178
                                                               (b) $13.178
       Ending AUV...........................................   (a) $13.785
                                                               (b) $13.756
       Ending Number of AUs.................................   (a) 26,714
                                                               (b) 3,638
-------------------------------------------------------------------------------
 Real Estate (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $11.543
                                                               (b) $11.543
       Ending AUV...........................................   (a) $11.836
                                                               (b) $11.824
       Ending Number of AUs.................................   (a) 21,457
                                                               (b) 5,369
-------------------------------------------------------------------------------
 Small & Mid Cap Value (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $9.180
                                                               (b) $9.180
       Ending AUV...........................................   (a) $10.122
                                                               (b) $10.100
       Ending Number of AUs.................................   (a) 107,425
                                                               (b) 10,354
-------------------------------------------------------------------------------
 SunAmerica Balanced (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $12.518
                                                               (b) $12.518
       Ending AUV...........................................   (a) $12.509
                                                               (b) $12.492
       Ending Number of AUs.................................   (a) 8,446
                                                               (b) 12,402
-------------------------------------------------------------------------------
              AU - Accumulation Unit
              AUV - Accumulation Unit Value
              (a) Without election of the optional EstatePlus feature
              (b) With election of the optional EstatePlus feature

                                                                 INCEPTION TO
                         PORTFOLIOS                                12/31/02
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Technology (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $1.432
                                                               (b) $1.432
        Ending AUV..........................................   (a) $1.716
                                                               (b) $1.715
        Ending Number of AUs................................   (a) 79,837
                                                               (b) 20,700
-------------------------------------------------------------------------------
  Lord Abbett Series Fund Growth and Income (Inception
    Date - 09/30/02)
        Beginning AUV.......................................   (a) $7.486
                                                               (b) $7.471
        Ending AUV..........................................   (a) $8.180
                                                               (b) $8.159
        Ending Number of AUs................................   (a) 62,903
                                                               (b) 39,318
-------------------------------------------------------------------------------
  Van Kampen LIT Comstock, Class II Shares (Inception
    Date - 09/30/02)
        Beginning AUV.......................................   (a) $7.298
                                                               (b) $7.296
        Ending AUV..........................................   (a) $8.101
                                                               (b) $8.094
        Ending Number of AUs................................   (a) 73,831
                                                               (b) 11,726
-------------------------------------------------------------------------------
  Van Kampen LIT Emerging Growth, Class II Shares (Inception
    Date - 09/30/02)
        Beginning AUV.......................................   (a) $7.139
                                                               (b) $7.133
        Ending AUV..........................................   (a) $6.916
                                                               (b) $6.906
        Ending Number of AUs................................   (a) 33,388
                                                               (b) 1,754
-------------------------------------------------------------------------------
  Van Kampen LIT Growth and Income, Class II Shares (Inception
    Date - 09/30/02)
        Beginning AUV.......................................   (a) $8.181
                                                               (b) $8.180
        Ending AUV..........................................   (a) $8.826
                                                               (b) $8.197
        Ending Number of AUs................................   (a) 189,460
                                                               (b) 16,825
-------------------------------------------------------------------------------
  Balanced (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $6.410
                                                               (b) $6.394
        Ending AUV..........................................   (a) $6.765
                                                               (b) $6.737
        Ending Number of AUs................................   (a) 96,311
                                                               (b) 13,638
-------------------------------------------------------------------------------
  Conservative Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $6.183
                                                               (b) $6.188
        Ending AUV..........................................   (a) $6.589
                                                               (b) $6.572
        Ending Number of AUs................................   (a) 26,095
                                                               (b) 4,569
-------------------------------------------------------------------------------
  Strategic Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $6.386
                                                               (b) $6.373
        Ending AUV..........................................   (a) $6.874
                                                               (b) $6.842
        Ending Number of AUs................................   (a) 34,328
                                                               (b) 24
-------------------------------------------------------------------------------
  American Funds Global Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $10.000
                                                               (b) $10.000
        Ending AUV..........................................   (a) $10.949
                                                               (b) $10.936
        Ending Number of AUs................................   (a) 92,435
                                                               (b) 12,106
-------------------------------------------------------------------------------
              AU - Accumulation Unit
              AUV - Accumulation Unit Value
              (a) Without election of the optional EstatePlus feature
              (b) With election of the optional EstatePlus feature

                                                                 INCEPTION TO
                         PORTFOLIOS                                12/31/02
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
American Funds Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $10.000
                                                               (b) $10.000
        Ending AUV..........................................   (a) $10.884
                                                               (b) $10.876
        Ending Number of AUs................................   (a) 179,113
                                                               (b) 40,944
-------------------------------------------------------------------------------
  American Funds Growth-Income (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $10.000
                                                               (b) $10.000
        Ending AUV..........................................   (a) $10.884
                                                               (b) $10.872
        Ending Number of AUs................................   (a) 264,424
                                                               (b) 30,474
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
              AU - Accumulation Unit
              AUV - Accumulation Unit Value
              (a) Without election of the optional EstatePlus feature
              (b) With election of the optional EstatePlus feature

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The information in this Appendix applies only if you take money out of a FAGP (with a duration longer than 1 year) or Fixed Advantage 7 before the end of the guarantee period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate We use a rate being offered by Us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, We determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

Where the MVA is negative, We first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, We deduct the remainder from your withdrawal. Where the MVA is positive, We add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                            [(1+I/(1+J+L)](N/12) - 1

  where:

        I is the interest rate you are earning on the money invested in the FAGP or Fixed Advantage 7;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP or for Fixed Advantage 7 the currently offered initial interest rate for new contracts issued with the Fixed Advantage 7 fixed account option;

        N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP or Fixed Advantage 7; and

        L is 0.005 (some states require a different value. Please see your contract.)

We do not assess an MVA against withdrawals from an FAGP under the following circumstances:

     - If a withdrawal is made within 30 days after the end of a guarantee period;

     - If a withdrawal is made to pay contract fees and charges;

     - To pay a death benefit; and

     - Upon beginning an income option, if occurring on the Latest Annuity Date.

We do not assess an MVA against withdrawals from Fixed Advantage 7 under the following circumstances:

     - If a withdrawal is made to pay contract fees and charges;

     - To pay a death benefit; and

     - To make automated transfers of accumulated interest to the Variable Portfolios.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee periods available or Surrender
                    Charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N=18);

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

     (4) Your contract was issued in a state where L=0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free look amount.

The MVA factor is = [(1+I/(1+J+0.005)](N/12) - 1
                  = [(1.05)/(1.04+0.005)](18/12) - 1
                  = (1.004785)(1.5) - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 X (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls with the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.005)](N/12) - 1
                  = [(1.05)/(1.06+0.005)](18/12) - 1
                  = (0.985915)(1.5) - 1
                  = 0.978948 - 1
                  = - 0.021052

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 X (-0.021052) = -$84.21

$84.21 represents the negative MVA that will be deducted from the money remaining in the 3-year FAGP.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(I+J+0.005)](N/12) - 1
                  = [(1.05)/(1.04+0.005)](18/12) - 1
                  = (1.004785)(1.5) - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 X (+0.007186) = +$27.02

$27.02 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(I+J+0.005)](N/12) - 1
                  = [(1.05)/(1.06+0.005)](18/12) - 1
                  = (0.985915)(1.5) - 1
                  = 0.978948 - 1
                  = - 0.021052

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 X (-0.021052) = -$79.16

$79.16 represents the negative MVA that would be deducted from the withdrawal.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The term Continuation Net Purchase Payments is used frequently to describe the death benefits payable to the beneficiary of the Continuing Spouse for contracts issued on or after October 24, 2001. We define Continuation Net Purchase Payments as Net Purchase Payments made on and/or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The term "Gross Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.

The following describes the death benefit options following spousal continuation for contracts issued on or after October 24, 2001:

     1. PURCHASE PAYMENT ACCUMULATION OPTION

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments recorded after the date of death; and reduced by any Gross Withdrawals recorded after the date of death in the same proportion that the Gross Withdrawal reduced the contract value on the date of each withdrawal; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary and reduced for any Gross Withdrawals recorded after the seventh contract anniversary in the same proportion that the Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the Continuation
             Date) plus any Purchase Payments; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Net Purchase Payments made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the original contract issue date) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the withdrawal; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Gross Withdrawals since the seventh contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the contract issue date) plus any Purchase Payments; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.

     2. MAXIMUM ANNIVERSARY VALUE OPTION -- if the continuing spouse is below age 90 at the time of death, and:

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments; or

          c. The maximum anniversary value on any contract anniversary occurring after the Continuation

             Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any Gross Withdrawals recorded since the contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:
          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Net Purchase Payments received since the original issue date; or

          c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Gross Withdrawals since the contract anniversary in the same proportion that the Gross Withdrawal reduced each contract value on the date of the Gross Withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.

          If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.

          Please see the Statement of Additional Information for a description of the death benefit calculations following a Spousal Continuation for contracts issued before October 24, 2001.

B. THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefit may increase the death benefit amount. The EstatePlus benefit is only available if the original owner elected EstatePlus and it has not been terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable, based on the number of years the Continuing Spouse has held the contract since the Continuation Date. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.

The table below shows the EstatePlus benefit if the Continuing Spouse is 69 or younger on the Continuation Date

-------------------------------------------------------------------
 CONTRACT YEAR          ESTATEPLUS                 MAXIMUM
    OF DEATH            PERCENTAGE            ESTATEPLUS AMOUNT
-------------------------------------------------------------------
 Years 0-4         25% of Earnings         40% of Continuation Net
                                           Purchase Payments
-------------------------------------------------------------------
 Years 5-9         40% of Earnings         65% of Continuation Net
                                           Purchase Payments*
-------------------------------------------------------------------
 Years 10+         50% of Earnings         75% of Continuation Net
                                           Purchase Payments*
-------------------------------------------------------------------

If the Continuing Spouse is between their 70th and 81st birthdays on the Continuation Date, the available EstatePlus benefit is:

-------------------------------------------------------------------
 CONTRACT YEAR          ESTATEPLUS                 MAXIMUM
    OF DEATH            PERCENTAGE            ESTATEPLUS AMOUNT
-------------------------------------------------------------------
 All Contract      25% of Earnings         40% of Continuation Net
  Years                                    Purchase Payments*
-------------------------------------------------------------------

* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum Estate Plus Percentage calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the EstatePlus amount?

We determine the EstatePlus amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

          (1) equals the contract value on the Continuing Spouse's date of death;

          (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus amount is a percentage of the Continuation Net Purchase Payments.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   APPENDIX D - HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR
                                    FEATURE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      POLARIS PLATINUM II INCOME PROTECTOR

This table assumes a $100,000 initial investment in a non-qualified contract with no further premiums, no withdrawals, no step-ups and no premium taxes; and the election of optional Base Income Protector at contract issue.

-------------------------------------------------------------------
             ANNUAL INCOME IF YOU ANNUITIZE ON CONTRACT ANNIVERSARY
IF AT ISSUE               7          10          15          20
  YOU ARE    1 - 6    (AGE 67)    (AGE 70)    (AGE 75)    (AGE 80)
-------------------------------------------------------------------
Male           N/A       6,108       6,672       7,716       8,832
age 60*
-------------------------------------------------------------------
Female         N/A       5,388       5,880       6,900       8,112
age 60*
-------------------------------------------------------------------
Joint**
Male -- 60     N/A       4,716       5,028       5,544       5,928
Female -- 60
-------------------------------------------------------------------

 * Life Annuity with 10 Year Period Certain
** Joint and 100% Survivor Annuity with 20 Year Period Certain

The Income Protector may not be available in your state. Please consult your financial adviser for information regarding availability of this program in your state.

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Polaris Platinum II Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip

        Date: ------------------------------ Signed: ---------------------------

   Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                            [POLARIS PLATINUM LOGO]
                                   PROSPECTUS
                                  MAY 1, 2003

Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 AIG SUNAMERICA LIFE ASSURANCE COMPANY
important information about the                   in connection with
Variable Annuity.                             VARIABLE SEPARATE ACCOUNT
                                              The annuity has several investment choices -Variable Portfolios listed
To learn more about the annuity               below and available fixed account options including Fixed Advantage 7. The
offered by this prospectus, you can           Variable Portfolios are part of the Anchor Series Trust ("AST"), American
obtain a copy of the Statement of             Funds Insurance Series ("AFIS"), SunAmerica Series Trust ("SAST"), Lord
Additional Information ("SAI") dated          Abbett Series Fund, Inc. ("LASF"), Nations Separate Account Trust ("NSAT")
May 1, 2003. The SAI has been filed           and Van Kampen Life Investment Trust ("VKT").
with the Securities and Exchange
Commission ("SEC") and is                     STOCKS:
incorporated by reference into this               MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
prospectus. The Table of Contents of                - Aggressive Growth Portfolio                                    SAST
the SAI appears in this prospectus.                 - Blue Chip Growth Portfolio                                     SAST
For a free copy of the SAI, call us                 - "Dogs" of Wall Street Portfolio                                SAST
at (800) 445-SUN2 or write to us at                 - Growth Opportunities Portfolio                                 SAST
our Annuity Service Center, P.O. Box              MANAGED BY ALLIANCEBERNSTEIN
54299, Los Angeles, California                      - Small & Mid Cap Value Portfolio                                SAST
90054-0299.                                       MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
                                                    - Alliance Growth Portfolio                                      SAST
In addition, the SEC maintains a                    - Global Equities Portfolio                                      SAST
website (http://www.sec.gov) that                   - Growth-Income Portfolio                                        SAST
contains the SAI, materials                       MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
incorporated by reference and other                 - Nations Capital Growth Portfolio                               NSAT
information filed electronically with               - Nations MidCap Growth Portfolio                                NSAT
the SEC by AIG SunAmerica Life                      - Nations Small Company Portfolio                                NSAT
Assurance Company.                                  - Nations Value Portfolio                                        NSAT
                                                  MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
ANNUITIES INVOLVE RISKS, INCLUDING                  - American Funds Global Growth Portfolio                         AFIS
POSSIBLE LOSS OF PRINCIPAL, AND ARE                 - American Funds Growth Portfolio                                AFIS
NOT A DEPOSIT OR OBLIGATION OF, OR                  - American Funds Growth-Income Portfolio                         AFIS
GUARANTEED OR ENDORSED BY, ANY BANK.              MANAGED BY DAVIS ADVISORS
THEY ARE NOT FEDERALLY INSURED BY THE               - Davis Venture Value Portfolio                                  SAST
FEDERAL DEPOSIT INSURANCE                           - Real Estate Portfolio                                          SAST
CORPORATION, THE FEDERAL RESERVE                  MANAGED BY FEDERATED INVESTMENT COMPANY
BOARD OR ANY OTHER AGENCY.                          - Federated American Leaders Portfolio                           SAST
                                                  MANAGED BY LORD, ABBETT & CO.
                                                    - Lord Abbett Series Fund Growth and Income Portfolio            LASF
                                                  MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
                                                    - Nations Marsico 21st Century Portfolio                         NSAT
                                                    - Nations Marsico Focused Equities Portfolio                     NSAT
                                                    - Nations Marsico Growth Portfolio                               NSAT
                                                    - Nations Marsico International Opportunities Portfolio          NSAT
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Massachusetts Investors Trust Portfolio                    SAST
                                                    - MFS Mid-Cap Growth Portfolio                                   SAST
                                                  MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
                                                    - Emerging Markets Portfolio                                     SAST
                                                    - International Growth and Income Portfolio                      SAST
                                                    - Putnam Growth: Voyager                                         SAST
                                                  MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
                                                    - Foreign Value Portfolio                                        SAST
                                                  MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT
                                                    - International Diversified Equities Portfolio                   SAST
                                                    - Technology Portfolio                                           SAST
                                                    - Van Kampen LIT Comstock Portfolio, Class II Shares              VKT
                                                    - Van Kampen LIT Emerging Growth Portfolio, Class II Shares       VKT
                                                    - Van Kampen LIT Growth and Income Portfolio, Class II Shares     VKT
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Capital Appreciation Portfolio                                  AST
                                                    - Growth Portfolio                                                AST
                                                    - Natural Resources Portfolio                                     AST
                                              BALANCED:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - SunAmerica Balanced Portfolio                                  SAST
                                                  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                    - Nations Asset Allocation Portfolio                             NSAT
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Total Return Portfolio                                     SAST
                                              BONDS:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - High-Yield Bond Portfolio                                      SAST
                                                  MANAGED BY FEDERATED INVESTMENT COMPANY
                                                    - Corporate Bond Portfolio                                       SAST
                                                  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                                                    - Global Bond Portfolio                                          SAST
                                                  MANAGED BY MANAGED BY MACKAY SHIELDS LLC
                                                    - Nations High Yield Bond Portfolio                              NSAT
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Government & Quality Bond Portfolio                             AST
                                              CASH:
                                                  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                    - Cash Management Portfolio                                      SAST

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
     ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

Anchor National Life Insurance Company changed its name to AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life") on March 1, 2003. Please keep in mind, this is a name change only and will not affect the substance of your contract.

----------------------------------------------------------------
----------------------------------------------------------------
                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
----------------------------------------------------------------
----------------------------------------------------------------

AIG SunAmerica Life's Report on Form 10-K for the year ended December 31, 2002, file no. 033-47472 is incorporated herein by reference.

All documents or reports filed by AIG SunAmerica Life under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supercede documents incorporated by reference.

AIG SunAmerica Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000006342.

AIG SunAmerica Life is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10279

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the separate account, AIG SunAmerica Life and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by AIG SunAmerica Life.

AIG SunAmerica Life will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to AIG SunAmerica Life's Annuity Service Center, as follows:

       AIG SunAmerica Life Assurance Company
       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       Telephone Number: (800) 445-SUN2

----------------------------------------------------------------
----------------------------------------------------------------
         SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
----------------------------------------------------------------
----------------------------------------------------------------

Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to AIG SunAmerica Life's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for AIG SunAmerica Life's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of AIG SunAmerica Life in connection with the securities registered under this prospectus, AIG SunAmerica Life will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. AIG SunAmerica Life will be governed by final judgment of the issue. However, if in the opinion of AIG SunAmerica Life's counsel, this issue has been determined by controlling precedent, AIG SunAmerica Life will not submit the issue to a court for determination.


 -------------------------------------------------------------------------

 -------------------------------------------------------------------------
                             TABLE OF CONTENTS
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...................      2
 SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION....      2
 GLOSSARY..........................................................      3
 HIGHLIGHTS........................................................      4
 FEE TABLES........................................................      5
       Maximum Owner Transaction Expenses..........................      5
       Contract Maintenance Fee....................................      5
       Separate Account Expenses...................................      5
       Optional Feature Fee........................................      5
       Optional Income Protector Fee...............................      5
       Optional Capital Protector Fee..............................      5
       Portfolio Expenses..........................................      5
 EXAMPLES..........................................................      6
 THE POLARIS PLATINUM II VARIABLE ANNUITY..........................      7
 PURCHASING A POLARIS PLATINUM II VARIABLE ANNUITY.................      8
       Allocation of Purchase Payments.............................      8
       Capital Protector...........................................      8
       Accumulation Units..........................................      9
       Free Look...................................................     10
 INVESTMENT OPTIONS................................................     10
       Variable Portfolios.........................................     10
           Anchor Series Trust.....................................     10
           SunAmerica Series Trust.................................     10
           American Funds Insurance Series.........................     10
           Lord Abbett Series Fund, Inc. ..........................     10
           Nations Separate Account Trust..........................     11
           Van Kampen Life Investment Trust........................     11
       Fixed Account Options.......................................     11
       Fixed Advantage 7...........................................     12
       Asset Allocation Program....................................     13
       Program Description.........................................     13
       Enrolling in the Program....................................     13
       Withdrawals.................................................     13
       Keeping Your Program on Target..............................     13
           Rebalancing.............................................     13
           Annual Re-evaluation....................................     13
       Important Information.......................................     13
       Transfers During the Accumulation Phase.....................     13
       Dollar Cost Averaging.......................................     14
       Asset Allocation Rebalancing Program........................     15
       Principal Advantage Program.................................     15
       Voting Rights...............................................     15
       Substitution................................................     16
 ACCESS TO YOUR MONEY..............................................     16
       Systematic Withdrawal Program...............................     17
       Nursing Home Waiver.........................................     17
       Minimum Contract Value......................................     17
 DEATH BENEFIT.....................................................     17
       Purchase Payment Accumulation Option........................     18
       Maximum Anniversary Option..................................     18
       EstatePlus..................................................     19
       Spousal Continuation........................................     19
 EXPENSES..........................................................     20
       Separate Account Charges....................................     20
       Withdrawal Charges..........................................     20
       Investment Charges..........................................     20
       Contract Maintenance Fee....................................     21
       Transfer Fee................................................     21
       Optional Capital Protector Fee..............................     21
       Optional EstatePlus Fee.....................................     21
       Optional Income Protector Fee...............................     21
       Premium Tax.................................................     21
       Income Taxes................................................     21
       Reduction or Elimination of Charges and Expenses, and            21
        Additional Amounts Credited................................
 INCOME OPTIONS....................................................     22
       Annuity Date................................................     22
       Income Options..............................................     22
       Fixed or Variable Income Payments...........................     22
       Income Payments.............................................     23
       Transfers During the Income Phase...........................     23
       Deferment of Payments.......................................     23
       The Income Protector Feature................................     23
       Note to Qualified Contract Holders..........................     25
 TAXES.............................................................     25
       Annuity Contracts in General................................     25
       Tax Treatment of Distributions - Non-qualified Contracts....     25
       Tax Treatment of Distributions - Qualified Contracts........     25
       Minimum Distributions.......................................     26
       Tax Treatment of Death Benefits.............................     26
       Contracts Owned by a Trust or Corporation...................     27
       Gifts, Pledges and/or Assignments of a Non-Qualified             27
        Contract...................................................
       Diversification and Investor Control........................     27
 PERFORMANCE.......................................................     27
 OTHER INFORMATION.................................................     28
       AIG SunAmerica Life.........................................     28
       The Separate Account........................................     28
       The General Account.........................................     28
       Distribution of the Contract................................     28
       Administration..............................................     28
       Legal Proceedings...........................................     28
       Ownership...................................................     29
       Independent Accountants.....................................     29
       Registration Statement......................................     29
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION..........     29
 APPENDIX A - CONDENSED FINANCIALS.................................    A-1
 APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")......................    B-1
 APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION........    C-1
 APPENDIX D - HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME      D-1
  PROTECTOR FEATURE................................................
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
                                 GLOSSARY
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 We have capitalized some of the technical terms used in this prospectus.
 To help you understand these terms, we have defined them in this glossary.
 ACCUMULATION PHASE - The period during which you invest money in your contract.
 ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.
 ANNUITANT(S) - The person(s) on whose life (lives) we base income payments.
 ANNUITY DATE - The date on which income payments are to begin, as selected by you.
 ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.
 BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.
 COMPANY - AIG SunAmerica Life Assurance Company, We, Us, the insurer which issues this contract.
 INCOME PHASE - The period during which we make income payments to you.
 IRS - The Internal Revenue Service.
 LATEST ANNUITY DATE - Your 95th birthday or 10th contract anniversary, whichever is later.
 NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars.
 In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").
 PURCHASE PAYMENTS - The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own
 it.
 QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.
 TRUSTS - Refers to the Anchor Series Trust, the American Funds Insurance
 Series, the SunAmerica Series Trust, Lord Abbett Series Fund, Inc.,
 Nations Separate Account Trust and Van Kampen Life Investment Trust
 collectively.
 VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Anchor Series Trust, the American Funds Insurance Series, the SunAmerica Series Trust, Lord
 Abbett Series Fund, Inc., Nations Separate Account Trust or Van Kampen
 Life Investment Trust.

----------------------------------------------------------------

----------------------------------------------------------------
                                   HIGHLIGHTS
----------------------------------------------------------------
----------------------------------------------------------------

The Polaris Platinum II Variable Annuity is a contract between you and AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: If you cancel your contract within 10 days after receiving it (or whatever period is required in your state), we will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASING A POLARIS PLATINUM II VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A POLARIS PLATINUM II VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial advisor or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number: (800) 445-SUN2.

AIG SUNAMERICA LIFE OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY PROVIDE DIFFERENT FEATURES AND BENEFITS OFFERED AT DIFFERENT FEES, CHARGES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL ADVISOR TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESEAND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE OF EACH PURCHASE
  PAYMENT)(1)...............................................  7%

  (1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 7 years as follows

   YEARS:.............................   1    2    3    4    5    6    7    8
                                        7%   6%   5%   4%   3%   2%   1%   0%

TRANSFER FEE..........  No charge for the first 15 transfers each contract year; thereafter, the fee is $25
                        ($10 in Pennsylvania and Texas) per
                        transfer

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING PORTFOLIO FEES AND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE
       $35 ($30 in North Dakota) waived if contract value $50,000 or more

SEPARATE ACCOUNT ANNUAL EXPENSES
(DEDUCTED DAILY AS A PERCENTAGE OF YOUR AVERAGE DAILY NET ASSET VALUE)

    Mortality and Expense Risk Fees.......................  1.37%
    Distribution Expense Fee..............................  0.15%
    Optional EstatePlus Fee(2)............................  0.25%
                                                            =====
      TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES..............  1.77%

   (2) EstatePlus, an enhanced death benefit feature is optional. If you do not elect the EstatePlus feature, your total separate account annual expenses would be 1.52%.

  OPTIONAL FEATURE FEE
    You may elect either the Income Protector or Capital Protector feature described below.

  OPTIONAL INCOME PROTECTOR FEE

   Annual Fee as a % of your Income Benefit Base...............  0.10%

    The Income Protector is optional and if elected, the fee is deducted annually from your contract value. The Income Benefit Base which is described more fully in the prospectus is generally calculated by using your contract value on the date of your effective enrollment in the program and then each subsequent contract anniversary, adding Purchase Payments made since the prior contract anniversary, less proportional withdrawals, and fees and charges applicable to those withdrawals.

  OPTIONAL CAPITAL PROTECTOR FEE

   CONTRACT YEAR                                    ANNUALIZED CHARGE
   -------------                                    -----------------
     0-7......................................            0.45%
     8-10.....................................            0.15%
     11+......................................             none

    The Capital Protector feature is optional and if elected, the fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted from your contract value at the end of the first contract quarter and quarterly thereafter.

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIOS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS. MORE DETAIL CONCERNING THE TRUSTS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

                               PORTFOLIO EXPENSES

         TOTAL ANNUAL UNDERLYING PORTFOLIO EXPENSES           MINIMUM   MAXIMUM
         ------------------------------------------           -------   -------
(expenses that are deducted from underlying portfolios of
the Trusts, including management fees, other expenses and
12b-1 fees, if applicable)..................................   0.60%     2.55%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee, separate account annual expenses, fees for optional features and expenses of the underlying portfolios of the Trusts.
The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:
MAXIMUM EXPENSE EXAMPLES
(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.77% (INCLUDING ESTATEPLUS) AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 2.38%)
(1) If you surrender your contract at the end of the applicable time period and you elect the optional EstatePlus (0.25%) and Capital Protector (0.45%) features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
$1,182   $1,950    $2,721     $4,778
-------------------------------------
-------------------------------------

(2) If you do not surrender your contract and you elect the optional EstatePlus (0.25%) and Capital Protector (0.45%) features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $482    $1,450    $2,421     $4,778
-------------------------------------
-------------------------------------

(3) If you annuitize your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $409    $1,238    $2,083     $4,280
-------------------------------------
-------------------------------------

MINIMUM EXPENSE EXAMPLES
(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL CHARGES OF 1.52% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 0.60%)
(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $920    $1,179    $1,464     $2,503
-------------------------------------
-------------------------------------

(2) If you do not surrender your contract and you do not elect any optional features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $220     $679     $1,164     $2,503
-------------------------------------
-------------------------------------

(3) If you annuitize your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $215     $664     $1,139     $2,452
-------------------------------------
-------------------------------------

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. The underlying portfolio expenses used to calculate the maximum expenses examples are estimated because the underlying portfolio was not available for the entire fiscal year. Additional information on the portfolio company fees can be found in the accompanying Trust prospectuses.

2. In addition to the stated assumptions, the Examples also assume separate account expenses as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.

3. Examples reflecting application of optional features and benefits use the highest fees and charges at which those features are being offered. If you elected the Income Protector program, instead of the Capital Protector program, your expenses would be lower than those shown in these tables. The fee for the Capital Protector and Income Protector features are not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus.

4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   CONDENSED FINANCIAL INFORMATION APPEARS IN APPENDIX A OF THIS PROSPECTUS.

----------------------------------------------------------------
----------------------------------------------------------------
                            THE POLARIS PLATINUM II
                                VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making income payments to you out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

The contract also offers several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by AIG SunAmerica Life. If you allocate money to the fixed account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option(s) in which you invest.

For more information on investment options available under this contract SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

AIG SunAmerica Life issues the Polaris Platinum II Variable Annuity. When you purchase a Polaris Platinum II Variable Annuity, a contract exists between you and AIG SunAmerica Life. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. AIG SunAmerica Life is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

----------------------------------------------------------------
----------------------------------------------------------------
                        PURCHASING A POLARIS PLATINUM II
                                VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.

-----------------------------------------------------------
                                              Minimum
                       Minimum Initial       Subsequent
                       Purchase Payment   Purchase Payment
-----------------------------------------------------------
      Qualified             $2,000              $250
-----------------------------------------------------------
    Non-Qualified           $5,000              $500
-----------------------------------------------------------

We reserve the right to require company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by AIG SunAmerica Life to the same owner to exceed these limits may also be subject to company pre-approval. We reserve the right to change the amount at which pre-approval is required, at any time. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $20 after the initial Purchase Payment amount is met.

In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone age 91 or older on the contract issue date. You may not elect the EstatePlus benefit if you are age 81 or older at the time of contract issue.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. SEE INVESTMENT OPTIONS BELOW.

In order to issue your contract, we must receive your completed application and/or Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

     - Send your money back to you; or

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

CAPITAL PROTECTOR

The Capital Protector is an optional feature of your variable annuity. If you elect this feature, for which you will be charged an annualized fee, at the end of applicable waiting period your contract will be worth at least the amount of your initial Purchase Payment (less adjustments for withdrawals). The Capital Protector may offer protection in the event that your contract value declines due to unfavorable investment performance in your contract. The Capital Protector feature has rules and restrictions, which are discussed more fully, below.

     ELECTION OF THE FEATURE

You may only elect this feature at the time your contract is issued, so long as the applicable waiting period prior to receiving the benefit ends before your latest Annuity Date. You can elect this feature on your contract application. The effective date for this feature will be your contract issue date. Capital Protector is not available if you elect the Income Protector program. SEE INCOME PROTECTOR BELOW.

The Capital Protector feature may not be available in your state or through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor for availability.

     APPLICABLE WAITING PERIOD AND BENEFIT DATE

If you elect the Capital Protector, at the end of the applicable waiting period we will evaluate your contract to determine if a Capital Protector benefit is payable to you. The applicable waiting period is ten full contract years from your contract issue date. The last day in the waiting period is your benefit date, the date on which we will calculate any Capital Protector benefit payable to you.

     TERMINATION

Generally, this feature and its corresponding charge cannot be terminated prior to the end of the waiting period. The feature terminates automatically following the end of the waiting period. In addition, the Capital Protector will no longer be available and no benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the waiting period.

     CALCULATION OF THE BENEFIT

The Capital Protector is a one-time adjustment to your contract value in the event that your contract value at the end of the waiting period is less than the guaranteed amount. The amount of the benefit payable to you, if any, at the end of the waiting period will be based upon the amount of your initial Purchase Payment and may also include certain portions of subsequent Purchase Payments contributed to your contract over specified periods of time, as follows:

                                         PERCENTAGE OF PURCHASE PAYMENTS
TIME ELAPSED SINCE                               INCLUDED IN THE
EFFECTIVE DATE                        CAPITAL PROTECTOR BENEFIT CALCULATION
------------------                    -------------------------------------
 0-90 days                                               100%
 91+ days                                                  0%

THE CAPITAL PROTECTOR FEATURE MAY NOT GUARANTEE A RETURN OF ALL OF YOUR PURCHASE PAYMENTS. IF YOU PLAN TO ADD SUBSEQUENT PURCHASE PAYMENTS OVER THE LIFE OF YOUR CONTRACT, YOU SHOULD KNOW THAT THE CAPITAL PROTECTOR WOULD NOT PROTECT THE MAJORITY OF THOSE PAYMENTS.

The Capital Protector benefit calculation is equal to your Capital Protector Base, as defined below, minus your Contract Value on the benefit date. If the resulting amount is positive, you will receive a benefit under the feature. If the resulting amount is negative, you will not receive a benefit. Your Capital Protector Base is equal to (a) minus (b) where:

     (a) is the Purchase Payments received on or after the effective date multiplied by the applicable percentages in the table above, and;

     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the effective date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

We will allocate any benefit amount contributed to the contract value on the benefit date to the Cash Management portfolio. Any Capital Protector benefit paid is not considered a Purchase Payment for purposes of calculating other benefits. Benefits based on earnings, such as EstatePlus, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

SINCE THE CAPITAL PROTECTOR FEATURE MAY NOT GUARANTEE A RETURN OF ALL PURCHASE PAYMENTS AT THE END OF THE WAITING PERIOD, IT IS IMPORTANT TO REALIZE THAT SUBSEQUENT PURCHASE PAYMENTS MADE INTO THE CONTRACT MAY DECREASE THE VALUE OF THE CAPITAL PROTECTOR BENEFIT. For example, if near the end of the waiting period your Capital Protector Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your Contract Value to be larger than your Capital Protector Base on your benefit date, you will not receive any benefit even though you have paid for the Capital Protector feature throughout the waiting period. You should discuss subsequent Purchase Payments with your financial advisor as such activity may reduce the value of this Capital Protector benefit.

     THE CAPITAL PROTECTOR FEE

Capital Protector is an optional feature. If elected, you will incur an additional charge for this feature. The annualized charge will be deducted from your contract value on a quarterly basis throughout the waiting period, beginning at the end of the first contract quarter following the effective date of the feature and up to and including on the benefit date. The full quarterly charge will be deducted at the time of a full surrender or annuitization prior to the end of the waiting period, even though no Capital Protector benefit is payable. Once the feature is terminated, as discussed above, the charge will no longer be deducted. The annual fee is:

CONTRACT YEAR                                           ANNUALIZED CHARGE *
-------------                                           -------------------
 0-7                                                           0.45%
 8-10                                                          0.15%
 11+                                                            none

* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.

     EFFECT OF SPOUSAL CONTINUATION ON THE CAPITAL PROTECTOR FEATURE

If your qualified spouse chooses to continue this contract upon your death, this benefit cannot be terminated. The effective date, the waiting period and the corresponding benefit payment date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE CAPITAL PROTECTOR FEATURE (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if we receive your money after 1 p.m. Pacific Standard Time. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment and Payment Enhancement, if applicable, by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2252.2523 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Cash Management Portfolio during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Cash Management Portfolio during the free look period unless you allocate your money to it. If your contract was issued in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract minus the Free Look Payment Enhancement Deduction, if applicable. At the end of the free look period, we allocate your money according to your instructions.

EXCHANGE OFFERS

From time to time, we may offer to allow you to exchange an older variable annuity issued by AIG SunAmerica Life or one of its affiliates, for a newer product with more current features and benefits, also issued by AIG SunAmerica Life or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.
----------------------------------------------------------------
----------------------------------------------------------------
                               INVESTMENT OPTIONS
----------------------------------------------------------------
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VARIABLE PORTFOLIOS

The Variable Portfolios invest in shares of the following trusts: Anchor Series Trust, American Funds Insurance Series, Lord Abbett Series Fund, Inc., Nations Separate Account Trust, SunAmerica Series Trust and Van Kampen Life Investment Trust (the "Trusts"). Additional Trusts and/or Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts. Other Variable Portfolios may be available to you. Please refer to your contract for additional information.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by AIG SunAmerica Life, and other affiliated/unaffiliated insurance companies. Neither AIG SunAmerica Life nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. Each Trust's adviser monitors its Trust for potential conflicts.

The Variable Portfolios along with their respective subadvisers are listed below:

     ANCHOR SERIES TRUST

Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust portfolios. Anchor Series Trust ("AST") contains investment portfolios in addition to those listed below which are not available for investment under this contract.

     SUNAMERICA SERIES TRUST

Various subadvisers provide investment advice for the SunAmerica Series Trust portfolios. SunAmerica Series Trust ("SAST") contains investment portfolios in addition to those listed below which are not available for investment under this contract.

     AMERICAN FUNDS INSURANCE SERIES

Capital Research and Management Company provides investment advice for the American Funds Insurance Series -- Class 2 shares ("AFIS") portfolios. American Funds Insurance Series contains investment portfolios in addition to those listed here that are not available for investment under this contract.

     LORD ABBETT SERIES FUND, INC.

Lord Abbett & Co. provides investment advice for the Lord Abbett Series Fund, Inc. portfolios. Lord Abbett Series Fund, Inc. ("LASF") contains investment portfolios in addition to those listed below that are not available for investment under this contract.

     NATIONS SEPARATE ACCOUNT TRUST

Various subadvisers provide investment advice for the Nations Separate Account Trust ("NSAT") portfolios. Nations Separate Account Trust has investment portfolios in addition to those listed below, which are not available for investment under the contract.

     VAN KAMPEN LIFE INVESTMENT TRUST

Van Kampen Asset Management Inc. provides investment advice for the Van Kampen Life Investment Trust ("VKT") -- Class II shares portfolios. Van Kampen Life Investment Trust has investment portfolios in addition to those listed here which are not available for investment under the contract.

STOCKS:
     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
       - Aggressive Growth Portfolio                                        SAST
       - Blue Chip Growth Portfolio                                         SAST
       - "Dogs" of Wall Street Portfolio                                    SAST
       - Growth Opportunities Portfolio                                     SAST
     MANAGED BY ALLIANCEBERNSTEIN
       - Small & Mid Cap Value Portfolio                                    SAST
     MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
       - Alliance Growth Portfolio                                          SAST
       - Global Equities Portfolio                                          SAST
       - Growth-Income Portfolio                                            SAST

     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
       - Nations Capital Growth Portfolio                                   NSAT
       - Nations MidCap Growth Portfolio                                    NSAT
       - Nations Small Company Portfolio                                    NSAT
       - Nations Value Portfolio                                            NSAT

     MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
       - American Funds Global Growth Portfolio                             AFIS
       - American Funds Growth Portfolio                                    AFIS
       - American Funds Growth-Income Portfolio                             AFIS

     MANAGED BY DAVIS ADVISORS
       - Davis Venture Value Portfolio                                      SAST
       - Real Estate Portfolio                                              SAST
     MANAGED BY FEDERATED INVESTMENT COUNSELING
       - Federated American Leaders Portfolio                               SAST
     MANAGED BY LORD, ABBETT & CO.
       - Lord Abbett Series Fund Growth and Income Portfolio                LASF
     MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
       - Nations Marsico 21st Century Portfolio                             NSAT
       - Nations Marsico Focused Equities Portfolio NSAT
       - Nations Marsico Growth Portfolio                                   NSAT
       - Nations Marsico International Opportunities Portfolio              NSAT
    MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
       - MFS Massachusetts Investors Trust Portfolio SAST
       - MFS Mid Cap Growth Portfolio                                       SAST
     MANAGED BY PUTNAM INVESTMENT MANAGEMENT INC
       - Emerging Markets Portfolio                                         SAST
       - International Growth and Income Portfolio                          SAST
       - Putnam Growth: Voyager Portfolio                                   SAST
     MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
       - Foreign Value Portfolio                                            SAST
     MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT
       - International Diversified Equities Portfolio  SAST
       - Technology Portfolio                                               SAST
       - Van Kampen LIT Comstock Portfolio, Class II Shares                  VKT
       - Van Kampen LIT Emerging Growth Portfolio, Class II Shares           VKT
       - Van Kampen LIT Growth and Income Portfolio, Class II Shares         VKT
     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
       - Capital Appreciation Portfolio                                      AST
       - Growth Portfolio                                                    AST
       - Natural Resources Portfolio                                         AST

BALANCED:
     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
       - SunAmerica Balanced Portfolio                                      SAST
     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
       - Nations Asset Allocation Portfolio                                 NSAT
     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
       - MFS Total Return Portfolio                                         SAST

BONDS:
     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
       - High-Yield Bond Portfolio                                          SAST
     MANAGED BY FEDERATED INVESTMENT COUNSELING
       - Corporate Bond Portfolio                                           SAST
     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L
       - Global Bond Portfolio                                              SAST
     MANAGED BY MACKAY SHIELDS LLC
       - Nations High Yield Bond Portfolio                                  NSAT
     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
       - Government & Quality Bond Portfolio                                 AST

CASH:
     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
       - Cash Management Portfolio                                          SAST

YOU SHOULD READ THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS

Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in Our sole discretion and We reserve the right to change the FAGPs that We make available at any time, unless state law requires Us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered.

There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

- Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

- Current Rate: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

- Renewal Rate: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.

When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact Us within 30 days after the end of the current interest guarantee period and instruct Us as to where you would like the money invested. We do not contact you. If We do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.

If you take money out of any available multi-year FAGP, including Fixed Advantage 7, before the end of the guarantee period, We make an adjustment to your contract. We refer to the adjustment as a market value adjustment ("MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, We credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, We post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. APPENDIX B SHOWS HOW WE CALCULATE AND APPLY THE MVA.

All FAGPs may not be available in all states. We reserve the right to refuse any Purchase Payment to available FAGPs if we are crediting a rate equal to the minimum guaranteed interest rate specified in your contract. The rules, restrictions and operation of the Fixed Advantage 7 and the DCAFAs may differ from the standard FAGPs described above, please see FIXED ADVANTAGE 7 and DOLLAR COST AVERAGING PROGRAM below for more details.

     DOLLAR COST AVERAGING FIXED ACCOUNTS

DCA fixed accounts ("DCAFAs") credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCAFAs offered at any time in Our sole discretion and We reserve the right to change to DCAFAs that we make available at any time, unless state law requires us to do otherwise. See DOLLAR COST AVERAGING PROGRAM below for more information.

     FIXED ADVANTAGE 7 ACCOUNT OPTION

Fixed Advantage 7 is an additional seven-year fixed account option available in your contract and will generally offer a different interest rate than the other fixed account options in your contract. Only Purchase Payments made during the first 90 days following issuance of your contract can be invested in Fixed Advantage 7. If you inadvertently allocate any Purchase Payments to Fixed Advantage 7 after the first 90 days of your contract, we will allocate those funds according to your last Variable Portfolio allocation instructions, unless we receive different instructions from you. At the end of the 7-year guarantee period, the entire balance in Fixed Advantage 7 will be automatically transferred into those funds according to your last Variable Portfolio allocation instructions, unless we receive different instructions from you. If your previous instructions did not include allocation to Variable Portfolios, we will transfer any funds into the Cash Management Variable Portfolio. These automatic transfers do not count against the number of free annual transfers.

You cannot transfer money out of Fixed Advantage 7 prior to the end of the 7-year guarantee period; however, you may elect to systematically transfer the interest earned in this account to other Variable Portfolios at any time either monthly, quarterly, semi-annually or annually. If you make a full or partial withdrawal from your contract, you will be subject to a market value adjustment on all funds invested in the multi-year fixed accounts including Fixed Advantage 7 and any applicable surrender charges. See APPENDIX B below.

You will not be subject to a market value adjustment if:

     (1) you systematically transfer interest earned to other Variable Portfolios as part of the DCA program;

     (2) a death benefit is paid;

     (3) any withdrawal is made to pay fees or charges; or

     (4) any amount automatically transferred at the end of the guarantee period.

FIXED ADVANTAGE 7 MAY NOT BE AVAILABLE IN ALL STATES.

ASSET ALLOCATION PROGRAM

     PROGRAM DESCRIPTION

The asset allocation program is offered to help you diversify your investment across various asset classes.

Each of the models is comprised of a carefully selected combination of Variable Portfolios with allocation amongst the various asset classes based on historical asset class performance to meet stated investment time horizons and risk tolerances.

     ENROLLING IN THE PROGRAM

You may enroll in the program by selecting the model as well as any program options on the product application form. If you already own a policy, you must complete and submit a program election form. You and your financial advisor determine the model most appropriate for you. You may discontinue investment in the program at any time with a written request, telephone or internet instructions, subject to our rules.

You may also choose to invest gradually into a model through the dollar cost averaging program. You may only invest in one model at a time. You may invest in investment options outside your selected model but only in those Variable Portfolios that are not utilized in the model you selected. A transfer into or out of one of the Variable Portfolios in your model, outside of the specifications in the model will effectively terminate your participation in the program.

Currently, there is no fee for participating in this program.

     WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected model unless otherwise instructed by you. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the model, your investment may no longer be consistent with the model's intended objectives.

Withdrawals may be subject to a withdrawal charge. Withdrawals may be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

     KEEPING YOUR PROGRAM ON TARGET

          REBALANCING

You can elect to have your contract rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. Only those Variable Portfolios within each model will be rebalanced. An investment not included in the model can not be rebalanced.

          ANNUAL RE-EVALUATION

Each year, on or about March 31, the allocations in every model are re-evaluated and updated to assure that the investment objectives remain consistent. The percentage allocations within each model may change and investment options may be added to or deleted from a model as a result of the annual re-evaluation. You must select the annual re-evaluation option on the product application or program enrollment form to participate in this aspect of the program. Some broker-dealers require that this option be re-selected each year. Please check with your financial representative.

     IMPORTANT INFORMATION

Using an asset allocation methodology does not guarantee greater or more consistent returns. Historical market and asset class performance may differ in the future from the historical performance upon which the models are built. Also, allocation to a single asset class may outperform a model, so that you could have been better off in an investment option or options representing a single asset class than in a model. However, such a strategy involves a greater degree of risk because of the concentration of like securities in a single asset class.

The models represent suggested allocations which are provided as general guidance. You should work with your financial representative to assist you in determining if one of the models meets your financial needs, investment time horizon, and is consistent with your risk comfort level. Information concerning the specific models can be obtained from your financial representative.

WE HAVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ASSET ALLOCATION PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or the fixed account option (with the exception of Fixed Advantage 7). Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100. If less than $100 will remain in any Variable Portfolio after a transfer, that amount must be transferred as well.

Subject to certain rules, you may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone. Additionally, you may access your account and request transfers between Variable Portfolios and/or the fixed account options through AIG SunAmerica's website (http://www.aigsunamerica.com). We currently allow 15 free transfers per contract per year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year. However, transfers resulting from your participation in the asset rebalancing program do not count against your 15 free transfers.

We may accept transfer requests by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request in excess of 12 transfers per contract year must be submitted in writing by U.S. mail. Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. We will process any transfer request as of the day we receive it, if received before close of the New York Stock Exchange ("NYSE"), generally at 1:00 p.m. PST. If the transfer request is received after the close of the NYSE, the request will be processed on the next business day.

Transfer requests required to be submitted by U.S. mail can only be cancelled in writing by U.S. mail. We will process a cancellation request only if it is received prior to or simultaneous with the original transfer request.

This product is not designed for professional "market timing" organizations or other organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These market timing strategies are disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors. If we determine, in our sole discretion, that your transfer patterns among the Variable Portfolios reflect a market timing strategy, we reserve the right to take action to protect the other investors. Such action may include but would not be limited to restricting the way you can request transfers among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.

Regardless of the number of transfers you have made, we will monitor and, upon written notification, may terminate your transfer privileges if we determine that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other policy owners. Some of the factors we will consider include:

     - the dollar amount of the transfer;

     - the total assets of the Variable Portfolio involved in the transfer;

     - the number of transfers completed in the current calendar quarter; or

     - whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.

We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

DOLLAR COST AVERAGING PROGRAM

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio (source account) to any other Variable Portfolio (target account). You may also elect to systematically transfer the interest earned in the Fixed Advantage 7 account option to other Variable Portfolios. Transfers may occur on certain periodic schedules, such as weekly or monthly and count against your 15 free transfers per contract year. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed account options are not available as target account for the DCA program. Currently, there is no fee for participating in the DCA program.

We may also offer DCAFAs exclusively to facilitate this program for a specified period. The DCAFAs only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate new Purchase Payments into a DCAFA, we transfer all your money allocated to that account into the Variable Portfolios over the selected time period at an offered frequency of your choosing. You cannot change the frequency once selected.

You may terminate the DCA program at any time. If you terminate your DCA program with money remaining in the DCAFAs, we will transfer the remaining money according to your instructions or to your current allocation on file. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six months. You set up dollar cost averaging and purchase Accumulation Units at the following values:

 ---------------------------------------------
                  ACCUMULATION       UNITS
     MONTH            UNIT         PURCHASED
 ---------------------------------------------
       1             $ 7.50           100
       2             $ 5.00           150
       3             $10.00            75
       4             $ 7.50           100
       5             $ 5.00           150
       6             $ 7.50           100
 ---------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

AUTOMATIC ASSET REBALANCING PROGRAM

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. Currently, there is no fee for participating in the Asset Rebalancing program.

At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Variable Portfolio(s) of your choice. Currently, there is no fee for participating in the Principal Advantage Program.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

AIG SunAmerica Life is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, we may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.
----------------------------------------------------------------
----------------------------------------------------------------
                              ACCESS TO YOUR MONEY
----------------------------------------------------------------
----------------------------------------------------------------

You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.

Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal and a MVA if a partial withdrawal comes from the 3, 5, 7 or 10 year fixed account options. If you withdraw your entire contract value, we also deduct applicable premium taxes and a contract maintenance fee. SEE EXPENSES BELOW.

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a surrender penalty. However, upon a future full surrender of your contract any previous free withdrawals would be subject to a surrender charge, if any is applicable at the time of the full surrender (except in the state of Washington).

Purchase payments, above and beyond the amount of your free withdrawal amount, that are withdrawn prior to the end of the seventh or ninth year if you elect to participate in the Principal Rewards Program will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully below. SEE EXPENSES BELOW. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms. These are penalty free earnings and the total invested amount.

The penalty-free earnings portion of your contract is simply your account value less your total invested amount. The total invested amount is the total of all Purchase Payments you have made into the contract less portions of some prior withdrawals you made. The portions of prior withdrawals that reduce your total invested amount are as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the part of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal, and

     - Any prior withdrawals (including withdrawal charges on those withdrawals) of the total invested amount on which you already paid a surrender penalty.

When you make a withdrawal, we assume that it is taken from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can access your Purchase Payments which are no longer subject to a withdrawal charge before those Purchase Payments which are still subject to the withdrawal charge.

During the first year after we issue your contract your free withdrawal amount is the greater of (1) your penalty-free earnings; and (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount. If you are a Washington resident, you may withdraw during the first contract year, the greater of (1); (2); or (3) interest earnings from the amounts allocated to the fixed account options, not previously withdrawn.

After the first contract year, you can take out the greater of the following amounts each year (1) your penalty-free earnings and any portion of your total invested amount no longer subject to withdrawal charge or (2) 10% of the portion of your total invested amount that has been in your contract for at least one year. If you are a Washington resident, your maximum free withdrawal amount, after the first contract year, is the greater of (1); (2); or (3) interest earnings from amounts allocated to the fixed account options, not previously withdrawn.

Although we do not assess a withdrawal charge when you take a 10% penalty-free withdrawal, we will proportionally reduce the amount of any corresponding Deferred Payment Enhancement.

We calculate charges due on a total withdrawal on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior Free Withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract and no subsequent Purchase Payments. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In contract year 5 you request a full surrender of your contract. We will apply the following calculation,

A-(B x C)=D, where:
A=Your contract value at the time of your request for surrender ($90,000) B=The amount of your Purchase Payments still subject to withdrawal charge
  ($100,000)
C=The withdrawal charge percentage applicable to the age of each Purchase
  Payment (3%)[B x C=$3,000]
D=Your full surrender value ($87,000)

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100, after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option(s) in which your contract is invested.

Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $100. If you are an Oregon resident, the minimum withdrawal amount is $250 per withdrawal or an amount equal to your free withdrawal amount, as described above. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge and/or MVA may apply.

The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge and/or market value adjustment on certain withdrawals prior to the Annuity Date (not available in Texas). The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. Your contract prohibits use of this waiver during the first 90 days after you purchase your contract. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract.

In order to use this waiver, you must submit with your withdrawal request, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and
(3) a bill from the nursing home which shows that you met the 60 day confinement requirement.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.

----------------------------------------------------------------
----------------------------------------------------------------
                                  DEATH BENEFIT
----------------------------------------------------------------
----------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. At the time you purchase your contract, you must select one of the two death benefit options described below. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial advisor to determine which option is best for you.

We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

     1.  a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4.  any other proof satisfactory to us.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.

If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The term Net Purchase Payment is used frequently in explaining these death benefit options. Net Purchase Payments is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total purchase payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced by taking the amount of the withdrawal in relation to the contract value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "Gross Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.

OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greatest of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Net Purchase Payments compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals in the same proportion that the Gross Withdrawal reduced contract value on the date of the Gross Withdrawal; or

     3. the contract value on the seventh contract anniversary, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Gross Withdrawals since the seventh contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any purchase payments recorded after the date of death; and reduced for each Gross Withdrawal recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.

OPTION 2 -- MAXIMUM ANNIVERSARY OPTION

The death benefit is the greatest of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Net Purchase Payments; or

     3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Gross Withdrawals since the contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.

If you are age 90 or older at the time of death and selected the Option 2 death benefit, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of Option 2 if:

     - you are age 81 or older at the time of contract issue; or

     - you are age 90 or older at the time of your death.

ESTATEPLUS

The EstatePlus benefit if elected may increase the death benefit amount. If you have earnings in your contract at the time of death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Amount"), to the death benefit payable. The contract year of your death will determine the EstatePlus percentage and the Maximum EstatePlus percentage.

The table below provides the details if you are age 69 or younger at the time we issue your contract:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE         ESTATEPLUS AMOUNT
-------------------------------------------------------------
 Years 0 - 4       25% of Earnings      40% of Net Purchase
                                        Payments
-------------------------------------------------------------
 Years 5 - 9       40% of Earnings      65% of Net Purchase
                                        Payments*
-------------------------------------------------------------
 Years 10+         50% of Earnings      75% of Net Purchase
                                        Payments*
-------------------------------------------------------------

If you are between your 70th and 81st birthdays at the time we issue your contract the table below shows the available EstatePlus benefit:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE         ESTATEPLUS AMOUNT
-------------------------------------------------------------
 All Contract      25% of Earnings      40% of Net Purchase
   Years                                Payments*
-------------------------------------------------------------

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Amount calculations.

We may offer different levels of this benefit based on the number of years you hold your contract and/or your age at the time of issue.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods beginning with the date your contract is issued and ending on the date of death.

What is the EstatePlus Percentage Amount?

We determine the amount of the EstatePlus benefit, based on a percentage of the earnings in your contract at the time of your death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If the earnings amount is negative, no EstatePlus amount will be added.

What is the Maximum EstatePlus Amount?

The EstatePlus benefit is subject to a maximum dollar amount. The maximum EstatePlus amount is equal to a percentage of your Net Purchase Payments.

You must elect EstatePlus at the time of contract application. Once elected, you may not terminate or change this election.

We assess a 0.25% fee for EstatePlus. On a daily basis we deduct this annual charge from the average daily ending value of the assets you have allocated to the Variable Portfolios.

EstatePlus is not available if you are age 81 or older at the time we issue your contract. Furthermore, a Continuing Spouse cannot benefit from EstatePlus if he/she is age 81 or older on the Continuation Date. SEE SPOUSAL CONTINUATION BELOW. The EstatePlus benefit is not payable after the Latest Annuity Date. You may pay for the EstatePlus benefit and your beneficiary may never receive the benefit if you live past the Latest Annuity Date. SEE INCOME OPTIONS BELOW.

EstatePlus may not be available in your state or through the broker-dealer with which your financial advisor is affiliated. See your financial advisor for information regarding availability.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ESTATEPLUS BENEFIT (IN ITS ENTIRETY OR ANY COMPONENT AT ANY TIME) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

If you are the original owner of the contract and the Beneficiary is your spouse, your spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). Generally, the contract and its elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios or MVA fixed accounts, they will be subject to investment risk as was the original owner.

Upon a spouse's continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except as explained in Appendix C. SEE APPENDIX C BELOW FOR FURTHER EXPLANATION OF THE DEATH BENEFIT CALCULATIONS FOLLOWING A SPOUSAL CONTINUATION.

Generally, the Continuing Spouse cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of EstatePlus. We will terminate EstatePlus if the Continuing Spouse is age 81 or older on the Continuation Date. If EstatePlus is terminated or if the Continuing Spouse dies after the latest Annuity Date, no EstatePlus benefit will be payable. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract. SEE APPENDIX C BELOW FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

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                                    EXPENSES
----------------------------------------------------------------
----------------------------------------------------------------

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

SEPARATE ACCOUNT CHARGES

The Company deducts a mortality and expense risk charge in the amount of 1.52%, annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The separate account charges are expected to result in a profit. Profit may be used for any legitimate cost or expense including distribution, depending upon market conditions.

OTHER REVENUE

We may receive compensation of up to 0.40% from the investment advisers of certain of the underlying investments of the Trust for services related to the availability of those underlying investments in the Contract.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ABOVE. If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge. You may also incur a withdrawal charge upon a full surrender.

We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 7 complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines each year a Purchase Payment is in the contract. The two withdrawal charge schedules are as follows:

WITHDRAWAL CHARGE

-----------------------------------------------------------------------------------------
      YEAR           1        2        3        4        5        6        7        8
-----------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE              7%       6%       5%       4%       3%       2%       1%       0%
-----------------------------------------------------------------------------------------

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments. SEE ACCESS TO YOUR MONEY ABOVE.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. We will not assess a withdrawal charge when you switch to the Income Phase, except when you elect to receive income payments using the Income Protector feature. If you elect to receive income payments using the Income Protector feature, we assess the entire withdrawal charge applicable to Purchase Payments remaining in your contract when calculating your income benefit base. SEE INCOME OPTIONS BELOW.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.

INVESTMENT CHARGES

  INVESTMENT MANAGEMENT FEES

Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Variable Portfolios. The Fee Tables illustrate these charges and expenses. For more detailed information on these investment charges, refer to the accompanying prospectuses for the Trusts.

  12B-1 FEES

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. For SunAmerica Series Trust ("SAST"), under the distribution plan which is applicable to Class 1 and 2 shares, recaptured brokerage commissions will be used to make payments to SunAmerica Capital Services, Inc., the SAST's Distributor, to pay for various distribution activities on behalf of the SAST Portfolios. These distribution fees will not increase the cost of your investment or affect your return.

In addition, the 0.25% fee applicable to Nations Separate Account Trust, Class II shares of the Van Kampen Life Investment Trust, Class 2 shares of the American Funds Insurance Series and Class 3 of the Anchor Series Trust and SunAmerica Series Trust is generally used to pay financial intermediaries for services provided over the life of your contract.

For more detailed information on these Investment Charges, refer to the prospectuses for the underlying portfolios.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we subtract a contract maintenance fee from your account once per year. This charge compensates us for the cost of contract administration. We deduct the $35 contract maintenance fee ($30 in North Dakota) from your account value on your contract anniversary. If you withdraw your entire contract value, we deduct the fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we will waive the charge. This waiver is subject to change without notice.

TRANSFER FEE

Generally, we currently permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year ($10 in Pennsylvania and Texas). SEE INVESTMENT OPTIONS ABOVE.

OPTIONAL CAPITAL PROTECTOR FEE

The fee for the Capital Protector feature is as follows:

CONTRACT YEAR                                             ANNUALIZED CHARGE
-------------                                             -----------------
 0-7                                                            0.45%
 8-10                                                           0.15%
 11+                                                             none

The fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted at the end of the first contract quarter and quarterly thereafter from your contract value.

OPTIONAL ESTATEPLUS FEE

We charge 0.25% for the EstatePlus feature. On a daily basis we deduct this charge from the average daily ending value of the assets you have allocated to the Variable Portfolios.

OPTIONAL INCOME PROTECTOR FEE

The Income Protector feature fee is as follows:

Annual Fee as a % of Your Income Benefit Base...............  0.10%

The fee is deducted annually from your contract value. The Income Benefit Base is generally calculated by using your contract value on the date of your effective enrollment in the program and then each subsequent contract anniversary, adding Purchase Payments made since the prior contract anniversary, less proportional withdrawals, and fees and charges applicable to those withdrawals.

PREMIUM TAX

Certain states charge the Company a tax on the premiums you pay into the contract ranging from 0% to 3.5%. We deduct from your contract these premium tax charges from your contract where applicable. Currently we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

AIG SunAmerica Life may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.
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                                 INCOME OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before the Latest Annuity Date, which is your 95th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS

Currently, this Contract offers five income options unless you chose to take income under the Income Protector feature (see below). Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments based on joint lives, we pay according to Option 3 for a period of 10 years.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 - LIFE INCOME ANNUITY
This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed income payments being made) may redeem any remaining guaranteed variable income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

For information regarding Income Options using the Income Protector feature, please see below. Please read the Statement of Additional Information ("SAI") for a more detailed discussion of the income options.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable and if your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable, unless otherwise elected. If income payments are fixed, AIG SunAmerica Life guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments, state law allowing.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin, and in most states if a Non-qualified contract, your gender; and

     - the value of your contract in the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. See also ACCESS TO YOUR MONEY above for a discussion of when payments from a Variable Portfolio may be suspended or postponed.

THE INCOME PROTECTOR FEATURE

The Income Protector feature is a future "safety net" which can offer you the ability to receive a guaranteed fixed minimum retirement income when you switch to the Income Phase. If you elect the Income Protector feature you can know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions.

The minimum level of Income Protector benefit available is generally based upon the Purchase Payments remaining in your contract at the time you decide to begin taking income. We charge a fee for the Income Protector benefit. This feature may not be available in your state. Check with your financial representative regarding availability.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE INCOME PROTECTOR FEATURE AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

     HOW WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME

If you elect the Income Protector feature, we base the amount of minimum income available to you upon a calculation we call the Income Benefit Base. At the time your participation in the Income Protector program becomes effective, your Income Benefit Base is equal to your contract value. Participation in the Income Protector program is effective on either the date of issue of the contract (if elected) or at the contract anniversary following your election of the Income Protector.

The income benefit base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.

Your income benefit base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The exact income benefit base calculation is equal to (a) plus (b) minus (c) where:

     (a) is equal to, for the first year of calculation, your initial Purchase Payment, or for each subsequent year of calculation, the income benefit base on the prior contract anniversary, and;

     (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the last contract anniversary, and;

     (c) is equal to all withdrawals and applicable fees and charges since the last contract anniversary, in an amount proportionate to the amount by which such withdrawals decreased your contract value.

If you decide that you want the protection offered by the Income Protector feature, you must elect the feature by completing the Income Protector Election Form available through our Annuity Service Center.

In order to obtain the benefit of the Income Protector you may not begin the Income Phase for at least seven years following your election. You may not elect this Program if the required waiting period before beginning the Income Phase would occur later than your Latest Annuity Date.

The current option offered is:

                                                          WAITING
FEE AS A % OF YOUR INCOME BENEFIT BASE*                   PERIOD*
---------------------------------------                   -------
0.10%...................................................  7 years

* If you elect the feature on a subsequent anniversary, the Fees, and/or waiting period may be different.

     RE-SET OF YOUR INCOME PROTECTOR BENEFIT

You may also have the opportunity to "Re-Set" your Income Benefit Base. The Re-Set feature allows you to increase your Income Benefit Base to the amount of your contract value on your next contract anniversary. You can only Re-Set within the 30 days before your next contract anniversary. The waiting period before you can begin the Income Phase will be determined based on the offerings available for your elected level of protection at the time your make an election to Re-Set. In addition, the Income Protector fee will be charged as a percentage of your re-set Income Benefit Base. You may not elect to Re-Set if the required waiting period before beginning the Income Phase would occur later than your Latest Annuity Date.

For more information on how to Re-Set your Income Protector benefit, please contact your financial advisor or our Annuity Service Center.

     ELECTING TO RECEIVE INCOME PAYMENTS

You may elect to begin the Income Phase of your contract using the Income Protector Program ONLY within the 30 days after the 7th or later contract anniversary following the effective date of your Income Protector participation or Re-Set.

The contract anniversary of, or prior to, your election to begin receiving annuity payments is your Income Benefit Date. This is the date as of which we calculate your Income Benefit Base to use in determining your guaranteed minimum fixed retirement income. To arrive at the minimum guaranteed retirement income available to you we apply the annuity rates stated in your Income Protector Endorsement for the income option you select to your final Income Benefit Base. You then choose if you would like to receive that income annually, quarterly or monthly for the time guaranteed under your selected annuity option. Your final Income Benefit Base is equal to (a) minus (b) where:

     (a) is your Income Benefit Base as of your Income Benefit Date, and;

     (b) is any partial withdrawals of contract value and any charges applicable to those withdrawals and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract as of the Income Benefit Date, and any applicable premium taxes.

The income options available when using the Income Protector Program to receive your fixed retirement income are:

     - Life Annuity with 10 Year Period Certain, or

     - Joint and 100% Survivor Annuity with 20 Year Period Certain

At the time you elect to begin receiving annuity payments, we will calculate your annual income using both your final Income Benefit Base and your contract value. We will use the same income option for each calculation; however, the annuity factors used to calculate your income under the Income Protector will be different. You will receive whichever provides a greater stream of income. If you annuitize using the Income Protector your income payments will be fixed in amount. You are not required to use the Income Protector to receive income payments. However, we will not refund fees paid for the Income Protector if you annuitize under the general provisions of your contract. In addition, if applicable, a surrender charge will apply if you take income under the Income Protector feature. YOU MAY NEVER NEED TO RELY UPON THE INCOME PROTECTOR, IF YOUR CONTRACT PERFORMS WITHIN A HISTORICALLY ANTICIPATED RANGE. HOWEVER, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

FEES ASSOCIATED WITH THE INCOME PROTECTOR PROGRAM If you elect the Income Protector, we charge an annual fee, as follows:

Fee as a % of Your Income Benefit Base*...................  0.10%

* If you elect the feature on a subsequent anniversary, the Fees may be different.

We deduct the annual fee from your actual contract value. If your contract is issued with the Income Protector program we begin deducting the annual fee on your first contract anniversary. If you elect the feature it at some later date, we begin deducting the annual fee on the contract anniversary following the date on which your participation in the program becomes effective. Upon a Re-Set of your Income Protector feature, the fee will be charged upon your Re-Set Income

Benefit Base. Upon Re-Set of this feature you may be charged a higher fee depending based on the then-current offerings.

It is important to note that once you elect the Income Protector feature you may not cancel your election. We will deduct the charge from your contract value on every contract anniversary up to and including your Income Benefit Date. Additionally, we deduct the full annual fee from any full surrender of your contract requested prior to your contract anniversary based on the Income Benefit Base at time of surrender.

NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an income option that does not exceed your life expectancy. That restriction, if it applies to you, may limit the benefit of the Income Protector program. To utilize the Income Protector feature, you must take income payments under one of the two income options described above. If those income options exceed your life expectancy, you may be prohibited from receiving your guaranteed fixed income under the program. If you own a qualified contract to which this restriction applies and you elect the Income Protector program, you may pay for this minimum guarantee and not be able to realize the benefit.

You may wish to consult your tax advisor for information concerning your particular circumstances. APPENDIX D BELOW PROVIDES EXAMPLES OF THE OPERATION OF THE INCOME PROTECTOR FEATURE.

If you elect Capital Protector, you may not elect to participate in the Income Protector program.
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                                      TAXES
----------------------------------------------------------------
----------------------------------------------------------------

NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. THIS INFORMATION ADDRESSES GENERAL FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or
(6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances:
(1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die;
(3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); and, except in the case of an IRA; (8) when you separate from service after attaining age 55; (9) when paid for health insurance if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments to a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRS requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. If you own an IRA, you must begin taking distributions when you attain age 70 1/2, regardless of when you retire. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semiannual or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This Contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth
IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A NON-QUALIFIED CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. Also, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning or pledging a non-qualified contract.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying Variable Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not AIG SunAmerica Life, would be considered the owner of the shares of the Variable Portfolios under your Nonqualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Nonqualified Contract , could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

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                                   PERFORMANCE
----------------------------------------------------------------
----------------------------------------------------------------

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When we advertise performance for periods prior to the date the contracts were first issued, we derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the subaccount was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.

Consult the Statement of Additional Information for more detailed information regarding the calculation of performance data. The performance of each Variable Portfolio may also be measured against unmanaged market indices. The indices we use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the Variable Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

AIG SunAmerica Life may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch Ratings. A.M. Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.

----------------------------------------------------------------
----------------------------------------------------------------
                                OTHER INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

AIG SUNAMERICA LIFE

AIG SunAmerica Life is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, AIG SunAmerica Life redomesticated under the laws of the state of Arizona.

AIG SunAmerica Life and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, AIG SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. (comprising seven-wholly owned broker-dealers and two investment advisors), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds and broker-dealer services.

THE SEPARATE ACCOUNT

AIG SunAmerica Life established Variable Separate Account ("separate account"), under Arizona law on January 1, 1996 when it assumed the separate account, originally established under California law on June 25, 1981. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

AIG SunAmerica Life owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by AIG SunAmerica Life. Income gains and losses (realized and unrealized) resulting from assets in the separate account are credited to or charged against the separate account without regard to other income gains or losses of AIG SunAmerica Life. Assets in the separate account are not guaranteed by AIG SunAmerica Life.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into AIG SunAmerica Life's general account. The general account consists of all of AIG SunAmerica Life's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any AIG SunAmerica Life contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We pay an initial commission of up to 8.00% of your Purchase Payment. We may also pay an annual trail commission of up to 1.50% payable quarterly as early as the second contract year. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers which may or may not be affiliated and/or certain registered representatives that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 distributes the contracts. SunAmerica Capital Services, an affiliate of AIG SunAmerica Life, is registered as a broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the accumulation phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. AIG SunAmerica Life engages in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets, nor are they material with respect to the Separate Account.

OWNERSHIP

The Polaris Platinum II Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate. In some states, a Flexible Payment Individual Modified Guaranteed and Variable Deferred Annuity contract is available instead. Such a contract is identical to the contract described in this prospectus, with the exception that we issue it directly to the owner.

INDEPENDENT ACCOUNTANTS

The consolidated financial statements of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002 and financial statements of Variable Separate Account at December 31, 2002 and for each of the two years in the period ended December 31, 2002, are incorporated by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.
----------------------------------------------------------------
----------------------------------------------------------------
                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are tabulated below.

Separate Account..............................     3
General Account...............................     3
Performance Data..............................     4
Income Payments...............................    12
Annuity Unit Values...........................    12
Death Benefit Options for Contracts Issued
  Before October 24, 2001.....................    13
Taxes.........................................    19
Distribution of Contracts.....................    23
Financial Statements..........................    23

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       APPENDIX A - CONDENSED FINANCIALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 INCEPTION TO
                         PORTFOLIOS                                12/31/02
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  Capital Appreciation (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $24.182
                                                               (b) $24.182
        Ending AUV..........................................   (a) $25.794
                                                               (b) $25.769
        Ending Number of AUs................................   (a) 137,717
                                                               (b) 7,742
-------------------------------------------------------------------------------
  Government and Quality Bond (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $16.370
                                                               (b) $16.370
        Ending AUV..........................................   (a) $16.472
                                                               (b) $16.443
        Ending Number of AUs................................   (a) 290,385
                                                               (b) 50,620
-------------------------------------------------------------------------------
  Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $19.417
                                                               (b) $19.417
        Ending AUV..........................................   (a) $20.848
                                                               (b) $20.811
        Ending Number of AUs................................   (a) 65,224
                                                               (b) 7,793
-------------------------------------------------------------------------------
  Natural Resources (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $13.753
                                                               (b) $13.753
        Ending AUV..........................................   (a) $15.272
                                                               (b) $15.260
        Ending Number of AUs................................   (a) 3,369
                                                               (b) 3,108
-------------------------------------------------------------------------------
  Aggressive Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $10.011
                                                               (b) $10.011
        Ending AUV..........................................   (a) $10.077
                                                               (b) $10.067
        Ending Number of AUs................................   (a) 9,218
                                                               (b) 527
-------------------------------------------------------------------------------
  Alliance Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $21.881
                                                               (b) $21.881
        Ending AUV..........................................   (a) $21.940
                                                               (b) $21.905
        Ending Number of AUs................................   (a) 45,029
                                                               (b) 5,469
-------------------------------------------------------------------------------
  Blue Chip Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $4.530
                                                               (b) $4.530
        Ending AUV..........................................   (a) $4.659
                                                               (b) $4.646
        Ending Number of AUs................................   (a) 25,770
                                                               (b) 369
-------------------------------------------------------------------------------
  Cash Management (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $13.025
                                                               (b) $13.025
        Ending AUV..........................................   (a) $13.018
                                                               (b) $12.985
        Ending Number of AUs................................   (a) 281,453
                                                               (b) 94,850
-------------------------------------------------------------------------------
  Corporate Bond (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $14.394
                                                               (b) $14.394
        Ending AUV..........................................   (a) $14.704
                                                               (b) $14.702
        Ending Number of AUs................................   (a) 115,713
                                                               (b) 2,563
-------------------------------------------------------------------------------
              AU - Accumulation Unit
              AUV - Accumulation Unit Value
              (a) Without election of the optional EstatePlus feature
              (b) With election of the optional EstatePlus feature

                                                                 INCEPTION TO
                         PORTFOLIOS                                12/31/02
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Davis Venture Value (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $20.108
                                                               (b) $20.108
       Ending AUV...........................................   (a) $21.460
                                                               (b) $21.427
       Ending Number of AUs.................................   (a) 115,086
                                                               (b) 25,333
-------------------------------------------------------------------------------
 "Dogs" of Wall Street (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $8.149
                                                               (b) $8.149
       Ending AUV...........................................   (a) $8.902
                                                               (b) $8.901
       Ending Number of AUs.................................   (a) 15,055
                                                               (b) 7,757
-------------------------------------------------------------------------------
 Emerging Market (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $5.486
                                                               (b) $5.486
       Ending AUV...........................................   (a) $5.958
                                                               (b) $5.952
       Ending Number of AUs.................................   (a) 11,000
                                                               (b) 1,832
-------------------------------------------------------------------------------
 Federated American Leaders (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $11.895
                                                               (b) $11.895
       Ending AUV...........................................   (a) $12.912
                                                               (b) $12.895
       Ending Number of AUs.................................   (a) 60,297
                                                               (b) 7,324
-------------------------------------------------------------------------------
 Foreign Value (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $8.970
                                                               (b) $8.970
       Ending AUV...........................................   (a) $9.407
                                                               (b) $9.390
       Ending Number of AUs.................................   (a) 163,234
                                                               (b) 12,214
-------------------------------------------------------------------------------
 Global Bond (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $16.095
                                                               (b) $16.095
       Ending AUV...........................................   (a) $16.324
                                                               (b) $16.246
       Ending Number of AUs.................................   (a) 14,628
                                                               (b) 90
-------------------------------------------------------------------------------
 Global Equities (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $11.708
                                                               (b) $11.708
       Ending AUV...........................................   (a) $12.546
                                                               (b) $12.519
       Ending Number of AUs.................................   (a) 7,750
                                                               (b) 13
-------------------------------------------------------------------------------
 Growth-Income (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $20.102
                                                               (b) $20.102
       Ending AUV...........................................   (a) $20.787
                                                               (b) $20.749
       Ending Number of AUs.................................   (a) 52,756
                                                               (b) 877
-------------------------------------------------------------------------------
 Growth Opportunities (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $3.230
                                                               (b) $3.230
       Ending AUV...........................................   (a) $3.435
                                                               (b) $3.434
       Ending Number of AUs.................................   (a) 35,308
                                                               (b) 16,803
-------------------------------------------------------------------------------
 High-Yield Bond (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $10.951
                                                               (b) $10.951
       Ending AUV...........................................   (a) $11.586
                                                               (b) $11.563
       Ending Number of AUs.................................   (a) 23,586
                                                               (b) 5,755
-------------------------------------------------------------------------------
              AU - Accumulation Unit
              AUV - Accumulation Unit Value
              (a) Without election of the optional EstatePlus feature
              (b) With election of the optional EstatePlus feature

                                                                 INCEPTION TO
                         PORTFOLIOS                                12/31/02
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
International Diversified Equities (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $6.995
                                                               (b) $6.995
       Ending AUV...........................................   (a) $7.170
                                                               (b) $7.157
       Ending Number of AUs.................................   (a) 111,291
                                                               (b) 13,612
-------------------------------------------------------------------------------
 International Growth and Income (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $8.000
                                                               (b) $8.000
       Ending AUV...........................................   (a) $8.330
                                                               (b) $8.343
       Ending Number of AUs.................................   (a) 103,102
                                                               (b) 1,722
-------------------------------------------------------------------------------
 Marsico Growth (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $7.628
                                                               (b) $7.628
       Ending AUV...........................................   (a) $7.429
                                                               (b) $7.419
       Ending Number of AUs.................................   (a) 75,347
                                                               (b) 22,137
-------------------------------------------------------------------------------
 MFS Massachusetts Investors Trust (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $14.084
                                                               (b) $14.084
       Ending AUV...........................................   (a) $14.930
                                                               (b) $14.910
       Ending Number of AUs.................................   (a) 30,003
                                                               (b) 2,373
-------------------------------------------------------------------------------
 MFS Mid-Cap Growth (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $6.525
                                                               (b) $6.525
       Ending AUV...........................................   (a) $6.965
                                                               (b) $6.950
       Ending Number of AUs.................................   (a) 127,090
                                                               (b) 14,748
-------------------------------------------------------------------------------
 MFS Total Return (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $18.961
                                                               (b) $18.961
       Ending AUV...........................................   (a) $19.853
                                                               (b) $19.815
       Ending Number of AUs.................................   (a) 114,386
                                                               (b) 17,494
-------------------------------------------------------------------------------
 Putnam Growth: Voyager (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $13.178
                                                               (b) $13.178
       Ending AUV...........................................   (a) $13.785
                                                               (b) $13.756
       Ending Number of AUs.................................   (a) 26,714
                                                               (b) 3,638
-------------------------------------------------------------------------------
 Real Estate (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $11.543
                                                               (b) $11.543
       Ending AUV...........................................   (a) $11.836
                                                               (b) $11.824
       Ending Number of AUs.................................   (a) 21,457
                                                               (b) 5,369
-------------------------------------------------------------------------------
 Small & Mid Cap Value (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $9.180
                                                               (b) $9.180
       Ending AUV...........................................   (a) $10.122
                                                               (b) $10.100
       Ending Number of AUs.................................   (a) 107,425
                                                               (b) 10,354
-------------------------------------------------------------------------------
 SunAmerica Balanced (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $12.518
                                                               (b) $12.518
       Ending AUV...........................................   (a) $12.509
                                                               (b) $12.492
       Ending Number of AUs.................................   (a) 8,446
                                                               (b) 12,402
-------------------------------------------------------------------------------

              AU - Accumulation Unit
              AUV - Accumulation Unit Value
              (a) Without election of the optional EstatePlus feature
              (b) With election of the optional EstatePlus feature

                                                                 INCEPTION TO
                         PORTFOLIOS                                12/31/02
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Technology (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $1.432
                                                               (b) $1.432
       Ending AUV...........................................   (a) $1.716
                                                               (b) $1.715
       Ending Number of AUs.................................   (a) 79,837
                                                               (b) 20,700
-------------------------------------------------------------------------------
 Lord Abbett Series Fund Growth and Income (Inception
   Date - 09/30/02)
       Beginning AUV........................................   (a) $7.486
                                                               (b) $7.471
       Ending AUV...........................................   (a) $8.180
                                                               (b) $8.159
       Ending Number of AUs.................................   (a) 62,903
                                                               (b) 39,318
-------------------------------------------------------------------------------
 Van Kampen LIT Comstock, Class II Shares (Inception
   Date - 09/30/02)
       Beginning AUV........................................   (a) $7.298
                                                               (b) $7.296
       Ending AUV...........................................   (a) $8.101
                                                               (b) $8.094
       Ending Number of AUs.................................   (a) 73,831
                                                               (b) 11,726
-------------------------------------------------------------------------------
 Van Kampen LIT Emerging Growth, Class II Shares (Inception
   Date - 09/30/02)
       Beginning AUV........................................   (a) $7.139
                                                               (b) $7.133
       Ending AUV...........................................   (a) $6.916
                                                               (b) $6.906
       Ending Number of AUs.................................   (a) 33,388
                                                               (b) 1,754
-------------------------------------------------------------------------------
 Van Kampen LIT Growth and Income, Class II Shares (Inception
   Date - 09/30/02)
       Beginning AUV........................................   (a) $8.181
                                                               (b) $8.180
       Ending AUV...........................................   (a) $8.826
                                                               (b) $8.197
       Ending Number of AUs.................................   (a) 189,460
                                                               (b) 16,825
-------------------------------------------------------------------------------
 American Funds Global Growth (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $10.000
                                                               (b) $10.000
       Ending AUV...........................................   (a) $10.949
                                                               (b) $10.936
       Ending Number of AUs.................................   (a) 92,435
                                                               (b) 12,106
-------------------------------------------------------------------------------
 American Funds Growth (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $10.000
                                                               (b) $10.000
       Ending AUV...........................................   (a) $10.884
                                                               (b) $10.876
       Ending Number of AUs.................................   (a) 179,113
                                                               (b) 40,944
-------------------------------------------------------------------------------
 American Funds Growth-Income (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $10.000
                                                               (b) $10.000
       Ending AUV...........................................   (a) $10.884
                                                               (b) $10.872
       Ending Number of AUs.................................   (a) 264,424
                                                               (b) 30,474
-------------------------------------------------------------------------------
 Nations Asset Allocation (Inception Date - N/A)**
       Beginning AUV........................................   (a) N/A
                                                               (b) N/A
       Ending AUV...........................................   (a) N/A
                                                               (b) N/A
       Ending Number of AUs.................................   (a) N/A
                                                               (b) N/A
-------------------------------------------------------------------------------
       ** Not available for sale until March 31, 2003.
       AU - Accumulation Unit
       AUV - Accumulation Unit Value
       (a) Without election of the optional EstatePlus feature
       (b) With election of the optional EstatePlus feature

                                                                 INCEPTION TO
                         PORTFOLIOS                                12/31/02
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Nations Capital Growth (Inception Date - N/A)**
        Beginning AUV.......................................   (a) N/A
                                                               (b) N/A
        Ending AUV..........................................   (a) N/A
                                                               (b) N/A
        Ending Number of AUs................................   (a) N/A
                                                               (b) N/A
-------------------------------------------------------------------------------
  Nations High Yield Bond (Inception Date - N/A)**
        Beginning AUV.......................................   (a) N/A
                                                               (b) N/A
        Ending AUV..........................................   (a) N/A
                                                               (b) N/A
        Ending Number of AUs................................   (a) N/A
                                                               (b) N/A
-------------------------------------------------------------------------------
  Nations Marsico Focused Equities (Inception Date - N/A)**
       Beginning AUV........................................   (a) N/A
                                                               (b) N/A
       Ending AUV...........................................   (a) N/A
                                                               (b) N/A
       Ending Number of AUs.................................   (a) N/A
                                                               (b) N/A
-------------------------------------------------------------------------------
 Nations Marsico Growth (Inception Date - N/A)**
       Beginning AUV........................................   (a) N/A
                                                               (b) N/A
       Ending AUV...........................................   (a) N/A
                                                               (b) N/A
       Ending Number of AUs.................................   (a) N/A
                                                               (b) N/A
-------------------------------------------------------------------------------
 Nations Marsico 21st Century (Inception Date - N/A)**
       Beginning AUV........................................   (a) N/A
                                                               (b) N/A
       Ending AUV...........................................   (a) N/A
                                                               (b) N/A
       Ending Number of AUs.................................   (a) N/A
                                                               (b) N/A
-------------------------------------------------------------------------------
 Nations Marsico International Opportunities (Inception
   Date - N/A)**
       Beginning AUV........................................   (a) N/A
                                                               (b) N/A
       Ending AUV...........................................   (a) N/A
                                                               (b) N/A
       Ending Number of AUs.................................   (a) N/A
                                                               (b) N/A
-------------------------------------------------------------------------------
 Nations Mid Cap Growth (Inception Date - N/A)**
       Beginning AUV........................................   (a) N/A
                                                               (b) N/A
       Ending AUV...........................................   (a) N/A
                                                               (b) N/A
       Ending Number of AUs.................................   (a) N/A
                                                               (b) N/A
-------------------------------------------------------------------------------
 Nations Small Company (Inception Date - N/A)**
       Beginning AUV........................................   (a) N/A
                                                               (b) N/A
       Ending AUV...........................................   (a) N/A
                                                               (b) N/A
       Ending Number of AUs.................................   (a) N/A
                                                               (b) N/A
-------------------------------------------------------------------------------
 Nations Value (Inception Date - N/A)**
       Beginning AUV........................................   (a) N/A
                                                               (b) N/A
       Ending AUV...........................................   (a) N/A
                                                               (b) N/A
       Ending Number of AUs.................................   (a) N/A
                                                               (b) N/A
-------------------------------------------------------------------------------
       ** Not available for sale until March 31, 2003.
       AU - Accumulation Unit
       AUV - Accumulation Unit Value
       (a) Without election of the optional EstatePlus feature
       (b) With election of the optional EstatePlus feature

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The information in this Appendix applies only if you take money out of a FAGP (with a duration longer than 1 year) or Fixed Advantage 7 before the end of the guarantee period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate We use a rate being offered by Us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, We determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

Where the MVA is negative, We first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, We deduct the remainder from your withdrawal. Where the MVA is positive, We add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                            [(1+I/(1+J+L)](N/12) - 1

  where:

        I is the interest rate you are earning on the money invested in the FAGP or Fixed Advantage 7;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP or for Fixed Advantage 7 the currently offered initial interest rate for new contracts issued with the Fixed Advantage 7 fixed account option;

        N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP or Fixed Advantage 7; and

        L is 0.005 (some states require a different value. Please see your contract.)

We do not assess an MVA against withdrawals from an FAGP under the following circumstances:

     - If a withdrawal is made within 30 days after the end of a guarantee period;

     - If a withdrawal is made to pay contract fees and charges;

     - To pay a death benefit; and

     - Upon beginning an income option, if occurring on the Latest Annuity Date.

We do not assess an MVA against withdrawals from Fixed Advantage 7 under the following circumstances:

     - If a withdrawal is made to pay contract fees and charges;

     - To pay a death benefit; and

     - To make automated transfers of accumulated interest to the Variable Portfolios.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee periods available or Surrender
                    Charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N=18);

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

     (4) Your contract was issued in a state where L=0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free look amount.

The MVA factor is = [(1+I/(1+J+0.005)](N/12) - 1
                  = [(1.05)/(1.04+0.005)](18/12) - 1
                  = (1.004785)1.5 - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 X (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls with the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.005)](N/12) - 1
                  = [(1.05)/(1.06+0.005)](18/12) - 1
                  = (0.985915)(1.5) - 1
                  = 0.978948 - 1
                  = - 0.021052

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 X (-0.021052) = -$84.21

$84.21 represents the negative MVA that will be deducted from the money remaining in the 3-year FAGP.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(I+J+0.005)](N/12) - 1
                  = [(1.05)/(1.04+0.005)](18/12) - 1
                  = (1.004785)(1.5) - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 X (+0.007186) = +$27.02

$27.02 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(I+J+0.005)](N/12) - 1
                  = [(1.05)/(1.06+0.005)](18/12) - 1
                  = (0.985915)(1.5) - 1
                  = 0.978948 - 1
                  = - 0.021052

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 X (-0.021052) = -$79.16

$79.16 represents the negative MVA that would be deducted from the withdrawal.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The term Continuation Net Purchase Payments is used frequently to describe the death benefits payable to the beneficiary of the Continuing Spouse. We define Continuation Net Purchase Payments as Net Purchase Payments made on and/or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The term "Gross Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.

     1. PURCHASE PAYMENT ACCUMULATION OPTION

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments recorded after the date of death; and reduced by any Gross Withdrawals recorded after the date of death in the same proportion that the Gross Withdrawal reduced the contract value on the date of each withdrawal; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary and reduced for any Gross Withdrawals recorded after the seventh contract anniversary in the same proportion that the Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the Continuation
             Date) plus any Purchase Payments; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Net Purchase Payments made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the original contract issue date) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the withdrawal; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Gross Withdrawals since the seventh contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the contract issue date) plus any Purchase Payments; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.

     2. MAXIMUM ANNIVERSARY VALUE OPTION -- if the continuing spouse is below age 90 at the time of death, and:

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments; or

          c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any

             Purchase Payments made since that contract anniversary; and reduced for any Gross Withdrawals recorded since the contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.
          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Net Purchase Payments received since the original issue date; or
          c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Gross Withdrawals since the contract anniversary in the same proportion that the Gross Withdrawal reduced each contract value on the date of the Gross Withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.

          If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.

B. THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefit may increase the death benefit amount. The EstatePlus benefit is only available if the original owner elected EstatePlus and it has not been terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable, based on the number of years the Continuing Spouse has held the contract since the Continuation Date. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.

The table below shows the EstatePlus benefit if the Continuing Spouse is 69 or younger on the Continuation Date

-------------------------------------------------------------------
 CONTRACT YEAR          ESTATEPLUS                 MAXIMUM
    OF DEATH            PERCENTAGE            ESTATEPLUS AMOUNT
-------------------------------------------------------------------
 Years 0-4         25% of Earnings         40% of Continuation Net
                                           Purchase Payments
-------------------------------------------------------------------
 Years 5-9         40% of Earnings         65% of Continuation Net
                                           Purchase Payments*
-------------------------------------------------------------------
 Years 10+         50% of Earnings         75% of Continuation Net
                                           Purchase Payments*
-------------------------------------------------------------------

If the Continuing Spouse is between their 70th and 81st birthdays on the Continuation Date, the available EstatePlus benefit is:

-------------------------------------------------------------------
 CONTRACT YEAR          ESTATEPLUS                 MAXIMUM
    OF DEATH            PERCENTAGE            ESTATEPLUS AMOUNT
-------------------------------------------------------------------
 All Contract      25% of Earnings         40% of Continuation Net
  Years                                    Purchase Payments*
-------------------------------------------------------------------

* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum Estate Plus Percentage calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the EstatePlus amount?

We determine the EstatePlus amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

          (1) equals the contract value on the Continuing Spouse's date of death;

          (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus amount is a percentage of the Continuation Net Purchase Payments.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   APPENDIX D - HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR
                                    FEATURE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      POLARIS PLATINUM II INCOME PROTECTOR

This table assumes a $100,000 initial investment in a non-qualified contract with no further premiums, no withdrawals, no step-ups and no premium taxes; and the election of optional Base Income Protector at contract issue.

-------------------------------------------------------------------
             ANNUAL INCOME IF YOU ANNUITIZE ON CONTRACT ANNIVERSARY
IF AT ISSUE               7          10          15          20
  YOU ARE    1 - 6    (AGE 67)    (AGE 70)    (AGE 75)    (AGE 80)
-------------------------------------------------------------------
Male           N/A       6,108       6,672       7,716       8,832
age 60*
-------------------------------------------------------------------
Female         N/A       5,388       5,880       6,900       8,112
age 60*
-------------------------------------------------------------------
Joint**
Male -- 60     N/A       4,716       5,028       5,544       5,928
Female -- 60
-------------------------------------------------------------------

 * Life Annuity with 10 Year Period Certain
** Joint and 100% Survivor Annuity with 20 Year Period Certain

The Income Protector may not be available in your state. Please consult your financial adviser for information regarding availability of this program in your state.

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Polaris Platinum II Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip

        Date: ------------------------------ Signed: ---------------------------

   Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------